Exhibit 99.1(A)

KB Financial Group Inc. and Subsidiaries

Interim Consolidated Financial Statements

June 30, 2016 and 2015

KB Financial Group Inc. and Subsidiaries

Index

June 30, 2016 and 2015

Page(s)

Report on Review of Interim Financial statements	1~2

Interim Consolidated Financial Statements

Interim Consolidated Statements of Financial Position	3

Interim Consolidated Statements of Comprehensive Income	4

Interim Consolidated Statements of Changes in Equity	5

Interim Consolidated Statements of Cash Flows	6

Notes to the Interim Consolidated Financial Statements	7~122

Report on Review of Interim Financial Statements

(English Translation of a Report Originally Issued in Korean)

To the Shareholders and Board of Directors of

KB Financial Group Inc.

Reviewed Financial Statements

We have reviewed the accompanying interim consolidated financial statements of KB Financial Group Inc. and its subsidiaries (the “Group”). These financial statements consist of the interim consolidated statement of financial position of the Group as of June 30, 2016, and the related interim consolidated statements of comprehensive income for the three-month and six-month periods ended June 30, 2016 and 2015, and interim consolidated statements of changes in equity and cash flows for the six-month periods ended June 30, 2016 and 2015, and a summary of significant accounting policies and other explanatory notes, expressed in Korean won.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (“Korean IFRS”) 1034, Interim Financial Reporting, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to issue a report on these consolidated financial statements based on our reviews.

We conducted our reviews in accordance with the quarterly and semi-annual review standards established by the Securities and Futures Commission of the Republic of Korea. A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the Republic of Korea and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion

Based on our reviews, nothing has come to our attention that causes us to believe the accompanying interim consolidated financial statements are not presented fairly, in all material respects, in accordance with the Korean IFRS 1034, Interim Financial Reporting.

Other Matters

We have audited the consolidated statement of financial position of the Group as of December 31, 2015, and the related consolidated statements of comprehensive income, changes in equity and cash flows for the year then ended, in accordance with auditing standards generally accepted in the Republic of Korea. We expressed an unqualified opinion on those financial statements in our audit report dated March 10, 2016. These financial statements are not included in this review report. The consolidated statement of financial position as of December 31, 2015, presented herein for comparative purposes, is consistent, in all material respects, with the above audited statement of financial position as of December 31, 2015.

Review standards and their application in practice vary among countries. The procedures and practices used in the Republic of Korea to review such financial statements may differ from those generally accepted and applied in other countries.

/s/ Samil PricewaterhouseCoopers

Seoul, Korea

August 12, 2016

This interim report is effective as of August 12, 2016, the review report date. Certain subsequent events or circumstances, which may occur between the review report date and the time of reading this report, could have a material impact on the accompanying interim consolidated financial statements and notes thereto. Accordingly, the readers of the review report should understand that there is a possibility that the above review report may have to be revised to reflect the impact of such subsequent events or circumstances, if any.

KB Financial Group Inc. and Subsidiaries

Interim Consolidated Statements of Financial Position

June 30, 2016 and December 31, 2015

(in millions of Korean won)	Notes	June 30, 2016		December 31, 2015
		(Unaudited)

Assets
Cash and due from financial institutions	4,6,7,37	~~W~~	15,743,389	~~W~~	16,316,066
Financial assets at fair value through profit or loss	4,6,11		13,683,004		11,174,064
Derivative financial assets	4,6,8		2,320,606		2,278,112
Loans	4,6,9,10		253,085,076		245,005,370
Financial investments	4,6,11		39,674,525		39,136,759
Investments in associates	12		3,023,805		1,737,840
Property and equipment	13		3,259,369		3,287,383
Investment property	13		204,069		211,815
Intangible assets	14		475,306		466,828
Current income tax assets			15,213		18,525
Deferred income tax assets	15,32		5,416		8,373
Assets held for sale	16		55,374		48,628
Other assets	4,6,17		11,652,970		9,375,704

Total assets		~~W~~	343,198,122	~~W~~	329,065,467

Liabilities
Financial liabilities at fair value through profit or loss	4,6,18	~~W~~	3,554,013	~~W~~	2,974,604
Derivative financial liabilities	4,6,8		2,371,113		2,325,756
Deposits	4,6,19		231,608,572		224,268,185
Debts	4,6,20		15,317,722		16,240,743
Debentures	4,6,21		33,772,246		32,600,603
Provisions	22		572,180		607,860
Net defined benefit liabilities	23		170,776		73,197
Current income tax liabilities			227,328		30,920
Deferred income tax liabilities	15,32		193,120		179,243
Other liabilities	4,6,24		25,827,401		20,861,634

Total liabilities			313,614,471		300,162,745

Equity
Share capital	25		1,931,758		1,931,758
Capital surplus	25		15,854,505		15,854,510
Accumulated other comprehensive income	25,34		645,219		430,244
Retained earnings	25		11,210,851		10,464,109
Treasury shares	25		(300,006)		—

Equity attributable to shareholders of the parent company			29,342,327		28,680,621
Non-controlling interests			241,324		222,101

Total equity			29,583,651		28,902,722

Total liabilities and equity		~~W~~	343,198,122	~~W~~	329,065,467

The accompanying notes are an integral part of these interim consolidated financial statements.

KB Financial Group Inc. and Subsidiaries

Interim Consolidated Statements of Comprehensive Income

Three-Month and Six-Month Periods Ended June 30, 2016 and 2015

		Period ended June 30, 2016				Period ended June 30, 2015
		(Unauditied)				(Unauditied)
(In millions of Korean won, except per share amounts)	Notes	Three months		Six months		Three months		Six months

Interest income		~~W~~	2,464,576	~~W~~	4,930,908	~~W~~	2,585,785	~~W~~	5,297,475
Interest expense			(919,935)		(1,879,983)		(1,038,224)		(2,212,997)

Net interest income	5,26		1,544,641		3,050,925		1,547,561		3,084,478

Fee and commission income			759,981		1,479,541		758,229		1,475,342
Fee and commission expense			(395,699)		(747,102)		(364,175)		(699,191)

Net fee and commission income	5,27		364,282		732,439		394,054		776,151

Net gains on financial assets/liabilities at fair value through profit or loss	5,28		81,624		119,853		72,684		205,818

Net other operating income (expenses)	5,29		(101,684)		(173,671)		16,857		(228,597)

General and administrative expenses	5,23,30		(1,069,293)		(2,123,101)		(1,368,416)		(2,445,451)

Operating profit before provision for credit losses	5		819,570		1,606,445		662,740		1,392,399

Provision for credit losses	5,10,17,22		(194,532)		(313,500)		(264,847)		(458,613)

Net operating income	5		625,038		1,292,945		397,893		933,786

Share of profit (loss) of associates	5,12		122,595		160,333		(2,312)		17,409
Net other non-operating income	5,31		2,720		16,882		28,964		215,069

Net non-operating income			125,315		177,215		26,652		232,478

Profit before income tax	5		750,353		1,470,160		424,545		1,166,264

Income tax expense	5,32		(154,970)		(320,543)		(86,029)		(214,593)

Profit for the period	5		595,383		1,149,617		338,516		951,671

Items that will not be reclassified to profit or loss:
Remeasurements of net defined benefit liabilities	23		(2,696)		(5,051)		(3,165)		(3,906)
Share of other comprehensive income of associates			334		199		—		—

			(2,362)		(4,852)		(3,165)		(3,906)

Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations			871		(8,303)		11,342		14,790
Valuation gains (losses) on financial investments			5,111		143,046		(84,615)		27,112
Shares of other comprehensive income of associates			48,406		87,998		3,722		2,232
Cash flow hedges			(942)		(1,447)		205		(2,483)
Losses on hedges of a net investment in a foreign operation			(8,279)		(1,338)		(7,504)		(7,504)

			45,167		219,956		(76,850)		34,147

Other comprehensive income (loss) for the period, net of tax			42,805		215,104		(80,015)		30,241

Total comprehensive income for the period		~~W~~	638,188	~~W~~	1,364,721	~~W~~	258,501	~~W~~	981,912

Profit attributable to:
Shareholders of the parent company	5	~~W~~	580,363	~~W~~	1,125,367	~~W~~	331,729	~~W~~	936,694
Non-controlling interests	5		15,020		24,250		6,787		14,977

	5	~~W~~	595,383	~~W~~	1,149,617	~~W~~	338,516	~~W~~	951,671

Total comprehensive income for the period attributable to:
Shareholders of the parent company		~~W~~	623,129	~~W~~	1,340,342	~~W~~	251,682	~~W~~	967,073
Non-controlling interests			15,059		24,379		6,819		14,839

		~~W~~	638,188	~~W~~	1,364,721	~~W~~	258,501	~~W~~	981,912

Earnings per share	35
Basic earnings per share		~~W~~	1,530	~~W~~	2,944	~~W~~	859	~~W~~	2,424
Diluted earnings per share			1,523		2,931		856		2,415

The accompanying notes are an integral part of these interim consolidated financial statements.

KB Financial Group Inc. and Subsidiaries

Interim Consolidated Statements of Changes in Equity

Six-Month Periods Ended June 30, 2016 and 2015

	Equity attributable to shareholders of the parent company
(in millions of Korean won)	Share Capital		Capital Surplus		Accumulated Other Comprehensive Income		Retained Earnings		Treasury Shares		Non-controlling Interests		Total Equity

Balance at January 1, 2015	~~W~~	1,931,758	~~W~~	15,854,510	~~W~~	461,679	~~W~~	9,067,145	~~W~~	—	~~W~~	197,580	~~W~~	27,512,672

Comprehensive income
Profit for the period		—		—		—		936,694		—		14,977		951,671

Remeasurements of net defined benefit liabilities		—		—		(3,859)		—		—		(47)		(3,906)
Exchange differences on translating foreign operations		—		—		14,790		—		—		—		14,790
Change in value of financial investments		—		—		27,203		—		—		(91)		27,112
Shares of other comprehensive income of associates		—		—		2,232		—		—		—		2,232
Cash flow hedges		—		—		(2,483)		—		—		—		(2,483)
Losses on hedges of a net investment in a foreign operation		—		—		(7,504)		—		—		—		(7,504)

Total comprehensive income		—		—		30,379		936,694		—		14,839		981,912

Transactions with shareholders
Dividends paid to shareholders of the parent company		—		—		—		(301,354)		—		(4,640)		(305,994)

Total transactions with shareholders		—		—		—		(301,354)		—		(4,640)		(305,994)

Balance at June 30, 2015 (Unaudited)	~~W~~	1,931,758	~~W~~	15,854,510	~~W~~	492,058	~~W~~	9,702,485	~~W~~	—	~~W~~	207,779	~~W~~	28,188,590

Balance at January 1, 2016	~~W~~	1,931,758	~~W~~	15,854,510	~~W~~	430,244	~~W~~	10,464,109	~~W~~	—	~~W~~	222,101	~~W~~	28,902,722

Comprehensive income
Profit for the period		—		—		—		1,125,367		—		24,250		1,149,617

Remeasurements of net defined benefit liabilities		—		—		(4,999)		—		—		(52)		(5,051)
Exchange differences on translating foreign operations		—		—		(8,303)		—		—		—		(8,303)
Change in value of financial investments		—		—		142,985		—		—		61		143,046
Shares of other comprehensive income of associates		—		—		88,197		—		—		—		88,197
Cash flow hedges		—		—		(1,567)		—		—		120		(1,447)
Losses on hedges of a net investment in a foreign operation		—		—		(1,338)		—		—		—		(1,338)

Total comprehensive income		—		—		214,975		1,125,367		—		24,379		1,364,721

Transactions with shareholders
Dividends paid to shareholders of the parent company		—		—		—		(378,625)		—		(5,156)		(383,781)
Acquisition of treasury shares		—		—		—		—		(300,006)		—		(300,006)
Changes in interest in subsidiaries		—		(5)		—		—		—		—		(5)

Total transactions with shareholders		—		(5)		—		(378,625)		(300,006)		(5,156)		(683,792)

Balance at June 30, 2016 (Unaudited)	~~W~~	1,931,758	~~W~~	15,854,505	~~W~~	645,219	~~W~~	11,210,851	~~W~~	(300,006)	~~W~~	241,324	~~W~~	29,583,651

The accompanying notes are an integral part of these interim consolidated financial statements.

KB Financial Group Inc. and Subsidiaries

Interim Consolidated Statements of Cash Flows

Six-Month Periods Ended June 30, 2016 and 2015

		Six-Month Period Ended June 30
(in millions of Korean won)	Note	2016		2015
		(Unaudited)		(Unaudited)

Cash flows from operating activities
Profit for the period		~~W~~	1,149,617	~~W~~	951,671

Adjustment for non-cash items
Net gain on financial assets/liabilities at fair value through profit or loss			(83,130)		(58,795)
Net loss(gain) on derivative financial instruments for hedging purposes			(58,114)		16,720
Adjustment of fair value of derivative financial instruments			(1,419)		1,775
Provision for credit loss			313,500		458,613
Net loss(gain) on financial investments			(133,357)		(134,126)
Share of profit of associates			(160,333)		(17,409)
Depreciation and amortization expense			122,447		121,291
Other net losses on property and equipment/intangible assets			4,964		478
Share-based payments			8,350		10,630
Policy reserve appropriation			257,502		281,303
Post-employment benefits			95,149		93,550
Net interest expense			193,142		236,681
Loss(gain) on foreign currency translation			92,191		(137,709)
Net other expense			59,183		25,785

			710,075		898,787

Changes in operating assets and liabilities
Financial asset at fair value through profit or loss			(1,462,809)		613,370
Derivative financial instruments			20,112		113,500
Loans			(8,281,253)		(3,388,006)
Current income tax assets			3,311		271,864
Deferred income tax assets			4,084		7,643
Other assets			(989,926)		(5,381,493)
Financial liabilities at fair value through profit or loss			589,786		861,214
Deposits			7,115,206		752,574
Deferred income tax liabilities			(30,328)		(17,579)
Other liabilities			3,628,311		4,423,642

			596,494		(1,743,271)

Net cash inflow from operating activities			2,456,186		107,187

Cash flows from investing activities
Disposal of financial investments			17,239,994		11,934,840
Acquisition of financial investments			(17,287,082)		(13,163,881)
Disposal in investments in associates			81,409		26,908
Acquisition of investments in associates			(1,353,719)		(653,496)
Disposal of property and equipment			377		573
Acquisition of property and equipment			(69,258)		(46,511)
Acquisition of investment property			(479)		—
Disposal of intangible assets			4,847		3,620
Acquisition of intangible assets			(42,331)		(9,400)
Others			(310,456)		1,680,365

Net cash outflow from investing activities			(1,736,698)		(226,982)

Cash flows from financing activities
Net cash flows from derivative financial instruments for hedging purposes			12,595		(8,968)
Net increase(decrease) in debts			(1,205,246)		356,618
Increase in debentures			46,327,221		27,594,578
Decrease in debentures			(45,191,919)		(26,635,864)
Increase in other payables from trust accounts			249,480		10,851
Dividends paid to shareholders of the parent company			(378,625)		(301,354)
Acquisition of treasury shares			(300,006)		—
Dividends paid to non-controlling interests			(5,156)		(4,640)
Others			(34,637)		245,440

Net cash inflow(outflow) from financing activities			(526,293)		1,256,661

Effect of exchange rate changes on cash and cash equivalents			81,259		10,091

Net increase in cash and cash equivalents			274,454		1,146,957
Cash and cash equivalents at the beginning of the period	37		7,457,919		7,018,796

Cash and cash equivalents at the end of the period	37	~~W~~	7,732,373	~~W~~	8,165,753

The accompanying notes are an integral part of these interim consolidated financial statements.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

1. The Parent Company

KB Financial Group Inc. (the “Parent Company”) was incorporated on September 29, 2008, under the Financial Holding Companies Act of Korea. KB Financial Group Inc. and its subsidiaries (the “Group”) derive substantially all of their revenue and income from providing a broad range of banking and related financial services to consumers and corporations primarily in Korea and in selected international markets. The Parent Company’s principal business includes ownership and management of subsidiaries and associated companies that are engaged in fin ancial services or activities. In 2011, Kookmin Bank spun off its credit card business segment and established a new separate credit card company, KB Kookmin Card Co., Ltd., and KB Investment & Securities Co., Ltd. merged with KB Futures Co., Ltd. The Group established KB Savings Bank Co., Ltd. in January 2012, acquired Yehansoul Savings Bank Co., Ltd. in September 2013, and KB Savings Bank Co., Ltd. merged with Yehansoul Savings Bank Co., Ltd. in January 2014. In March 2014, the Group acquired Woori Financial Co., Ltd. and changed the name to KB Capital Co., Ltd. In addition, the Group included LIG Insurance Co., Ltd. as an associate and changed the name to KB Insurance Co., Ltd. in June 2015. And also, the Group included Hyundai Securities Co., Ltd. as an associate in June 2016.

The Parent Company’s share capital as of June 30, 2016, is ~~W~~1,931,758 million. The Parent Company has been listed on the Korea Exchange (“KRX”) since October 10, 2008, and on the New York Stock Exchange (“NYSE”) for its American Depositary Shares (“ADS”) since September 29, 2008. Number of shares authorized on its Articles of Incorporation is 1,000 million.

2. Basis of Preparation

2.1 Application of Korean IFRS

The Group maintains its accounting records in Korean won and prepares statutory financial statements in the Korean language (“Hangul”) in accordance with the International Financial Reporting Standards as adopted by the Republic of Korea (“Korean IFRS”). The accompanying consolidated financial statements have been condensed, restructured and translated into English from the Korean language financial statements.

Certain information attached to the Korean language financial statements, but not required for a fair presentation of the Group’s financial position, financial performance or cash flows, is not presented in the accompanying consolidated financial statements.

The Group’s consolidated financial statements have been prepared in accordance with Korean IFRS. Korean IFRS are the standards and related interpretations issued by the International Accounting Standards Board (“IASB”) that have been adopted by the Republic of Korea.

The preparation of consolidated financial statements requires the use of certain critical accounting estimates. It also requires management to exercise judgment in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 2.4.

The Group’s interim consolidated financial statements as of and for the six-month period ended June 30, 2016, have been prepared in accordance with Korean IFRS 1034, Interim Financial Reporting.

KB Financial Group Inc. and Subsidiaries

Notes to Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

These interim consolidated financial statements have been prepared in accordance with the Korean IFRS which is effective or early adopted as of June 30, 2016.

The Group newly applied the following amended and enacted standards and interpretations for the annual period beginning on January 1, 2016, and this application does not have a material impact on the consolidated financial statements.

•	Amendment to Korean IFRS 1001, Presentation of Financial Statements

•	Amendment to Korean IFRS 1016, Property, plant and equipment, and Korean IFRS 1041, Agriculture and fishing: Productive plants

•	Amendment to Korean IF RS 1016, Property, plant and equipment, and Korean IFRS 1038, Intangible assets: Amortization based on revenue

•	Amendment to Korean IFRS 1110, Consolidated Financial Statements, Korean IFRS 1028, Investments in Associates and Joint Ventures, and Korean IFRS 1112, Disclosures of Interests in Other Entities: Exemption for consolidation of investee

•	Amendment to Korean IFRS 1111, Joint Arrangements

•	Annual Improvements to Korean IFRS 2012-2014 Cycle

Also, new standards and interpretations issued but not effective for the financial year beginning January 1, 2016, and not early adopted are enumerated below:

•	Korean IFRS 1109, Financial Instruments

The new Standard issued in December 2015 regarding financial instruments replaces Korean IFRS 1039, Financial Instruments: Recognition and Measurement.

Korean IFRS 1109, Financial Instruments, requires financial assets to be classified and measured on the basis of the holder’s business model and the instrument’s contractual cash flow characteristics. The Standard requires a financial instrument to be classified and measured at amortized cost, fair value through other comprehensive income, or fair value through profit or loss, and provides guidance on accounting for related gains and losses. The impairment model is changed into an expected credit loss model, and changes in those expected credit losses are recognized in profit or loss. This amendment has been partially reflected, which is consistent with the risk management of companies for hedge accounting. The new Standard is effective for the financial year initially beginning on or after January 1, 2018, but early adoption is allowed. Early adoption of only the requirements related to financial liabilities designated at fair value through profit or loss is also permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

•	Korean IFRS 1115, Revenue from Contracts with Customers

The new Standard for the recognition of revenue issued in December 2015 will replace Korean IFRS 1018, Revenue, Korean IFRS 1011, Construction Contracts, and related Interpretations.

Korean IFRS 1115, Revenue from Contracts with Customers, will replace the risk-and-reward model under the current standards and is based on the principle that revenue is recognized when control of goods or services transfer to the customer by applying the five-step process. Key changes to current practices include guidance on separate recognition of distinct goods or services in any bundled arrangement, constraint on recognizing variable consideration, criteria on recognizing revenue over time, and increased disclosures. The new Standard is effective for annual reporting beginning on or after January 1, 2018, but early application is permitted. The Group is in the process of determining the effects resulting from the adoption of the new Standard.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The financial statements of KB Insurance Co., Ltd., which classified as an associate as of June 30 2015, has been restated for the six-month period ended June 30 2015. Therefore, the Group has adjusted KB Insurance Co., Ltd.’s gain on investment in associate and restated interim consolidated statements of comprehensive income for the six-month period ended June 30, 2015. The Group’s adjustments are as follows:

(In millions of Korean won, except earnings per share)	2015
	Amounts before reflecting adjustment	Adjustment amounts	Amounts after reflecting adjustment
Gain (loss) on investment in associate	27,837	(10,428)	17,409
Profit attributable to shareholders of the parent company	944,599	(7,905)	936,694
Basic earnings per share	2,445	(21)	2,424
Diluted earnings per share	2,435	(20)	2,415

2.2 Measurement Basis

The consolidated financial statements have been prepared under the historical cost convention unless otherwise specified.

2.3 Functional and Presentation Currency

Items included in the financial statements of each entity of the Group are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in Korean won, which is the Parent Company’s functional and presentation currency.

2.4 Critical Accounting Estimates

The preparation of consolidated financial statements requires the application of accounting policies, certain critical accounting estimates and assumptions that may have a significant impact on the assets (liabilities) and incomes (expenses). Management’s estimates of outcomes may differ from actual outcomes if management’s estimates and assumptions based on management’s best judgment at the reporting date are different from the actual environment.

Estimates and assumptions are continually evaluated and any change in an accounting estimate is recognized prospectively by including it in profit or loss in the period of the change, if the change affects that period only. Alternatively if the change in accounting estimate affects both the period of change and future periods, that change is recognized in the profit or loss of all those periods.

The significant accounting estimates and assumptions are consistently applied to all periods presented, except for the assumptions for income tax expense.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

3. Significant Accounting Policies

The significant accounting policies and calculation methods applied in the preparation of these consolidated financial statements have been consistently applied to all periods presented, except for the impact of changes due to enactment of new standards, amendments and interpretations disclosed in Note 2.1 and the following paragraph.

3.1 Income Tax Expense for the Interim Period

Income tax expense for the interim period is measured by expected average annual income tax rate applicable on expected total annual income.

4. Financial Risk Management

4.1 Summary

4.1.1 Overview of Financial Risk Management Policy

The financial risks that the Group is exposed to are credit risk, market risk, liquidity risk, operational risk and others.

The Group’s risk management system focuses on increasing transparency, developing the risk management environment, preventing transmission of risk to other related subsidiaries, and the preemptive response to risk due to rapid changes in the financial environment to support the Group’s long-term strategy and business decisions efficiently. Credit risk, market risk, liquidity risk, and operational risk have been recognized as the Group’s key risks. These risks are measured and managed in Economic Capital or VaR (Value at Risk) using a statistical method.

4.1.2 Risk Management Organization

Risk Management Committee

The Risk Management Committee establishes risk management strategies in accordance with the directives of the Board of Directors and determines the Group’s target risk appetite. The Committee approves significant risk matters and reviews the level of risks that the Group is exposed to and the appropriateness of the Group’s risk management operations as an ultimate decision-making authority.

Risk Management Council

The Risk Management Council is a consultative group which reviews and makes decisions on matters delegated by the Risk Management Committee, and discusses the detailed issues relating to the Group’s risk management.

Risk Management Division

The Risk Management Division is responsible for monitoring and managing the Group’s economic capital limit and managing detailed policies, procedures and working processes relating to the Group’s risk management.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.2 Credit Risk

4.2.1 Overview of Credit Risk

Credit risk is the risk of possible losses in an asset portfolio in the event of a counterparty’s default, breach of contract and deterioration in the credit quality of the counterparty. For risk management reporting purposes, the individual borrower’s default risk, country risk, specific risks and other credit risk exposure components are considered as a whole.

4.2.2 Credit Risk Management

The Group measures expected losses and economic capital on assets that are subject to credit risk management whether on- or off-balance sheet items and uses expected losses and economic capital as a management indicator. The Group manages credit risk by allocating credit risk economic capital limits.

In addition, the Group controls the credit concentration risk exposure by applying and managing total exposure limits to prevent an excessive risk concentration to each industry and borrower.

The Group has organized a credit risk management team that focuses on credit risk management in accordance with the Group’s credit risk management policy. Especially, the loan analysis department of Kookmin Bank, one of the subsidiaries, is responsible for loan policy, loan limit, loan review, credit management, restructuring and subsequent event management, independently of operating department. On the other hand, risk management group of Kookmin Bank is responsible for planning risk management policy, applying limits of credit lines, measuring the credit risk economic capital, adjusting credit limits, reviewing credit and verifying credit evaluation models.

4.2.3 Maximum Exposure to Credit Risk

The Group’s maximum exposures of financial instruments, excluding equity securities, to credit risk without consideration of collateral values as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Financial assets
Due from financial institutions	~~W~~	12,888,357	~~W~~	13,844,754
Financial assets at fair value through profit or loss
Financial assets held for trading[1]		11,635,578		9,393,203
Financial assets designated at fair value through profit or loss		1,205,400		943,432
Derivatives		2,320,606		2,278,112
Loans[2]		253,085,076		245,005,370
Financial investments
Available-for-sale financial assets		20,118,019		21,610,663
Held-to-maturity financial assets		12,989,397		14,149,528
Other financial assets[2]		10,181,336		7,907,940

		324,423,769		315,133,002

Off-balance sheet items
Acceptances and guarantees contracts		8,441,021		8,932,463
Financial guarantee contracts		4,003,028		4,021,013
Commitments		96,271,410		97,602,903

		108,715,459		110,556,379

	~~W~~	433,139,228	~~W~~	425,689,381

[1]	Financial instruments indexed to the price of gold amounting to ~~W~~70,607 million and ~~W~~69,060 million as of June 30, 2016 and December 31, 2015, respectively, are included.
[2]	Loans and other financial assets are net of allowance.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.2.4 Credit risk of loans

The Group maintains an allowance for loan losses associated with credit risk on loans to manage its credit risk.

The Group recognizes an impairment loss on loan carried at amortized cost when there is any objective indication of impairment. Impairment loss is defined as incurred loss in accordance with Korean IFRS; therefore, a loss that might be occur due to a future event is not recognized in spite of its likelihood. The Group measures inherent incurred losses on loans and presents them in the consolidated financial statements through the use of an allowance account which is offset against the related loans.

Loans as of June 30, 2016 and December 31, 2015, are classified as follows:

(In millions of Korean won)
	June 30, 2016
Loans	Retail			Corporate			Credit card			Total
	Amount		%	Amount		%	Amount		%	Amount		%

Neither past due nor impaired	~~W~~	126,562,960	98.71	~~W~~	112,504,686	98.15	~~W~~	11,992,094	95.69	~~W~~	251,059,740	98.31
Past due but not impaired		1,068,011	0.83		254,511	0.22		252,183	2.01		1,574,705	0.62
Impaired		580,766	0.46		1,864,533	1.63		287,664	2.30		2,732,963	1.07

		128,211,737	100.00		114,623,730	100.00		12,531,941	100.00		255,367,408	100.00

Allowances[1]		(399,990)	0.31		(1,471,103)	1.28		(411,239)	3.28		(2,282,332)	0.89

Carrying amount	~~W~~	127,811,747		~~W~~	113,152,627		~~W~~	12,120,702		~~W~~	253,085,076

(In millions of Korean won)
	December 31, 2015
Loans	Retail			Corporate			Credit card			Total
	Amount		%	Amount		%	Amount		%	Amount		%

Neither past due nor impaired	~~W~~	122,397,940	98.52	~~W~~	108,822,470	97.85	~~W~~	11,640,909	95.92	~~W~~	242,861,319	98.09
Past due but not impaired		1,225,908	0.99		288,053	0.26		216,829	1.79		1,730,790	0.70
Impaired		612,065	0.49		2,105,063	1.89		278,187	2.29		2,995,315	1.21

		124,235,913	100.00		111,215,586	100.00		12,135,925	100.00		247,587,424	100.00

Allowances[1]		(491,352)	0.40		(1,692,352)	1.52		(398,350)	3.28		(2,582,054)	1.04

Carrying amount	~~W~~	123,744,561		~~W~~	109,523,234		~~W~~	11,737,575		~~W~~	245,005,370

[1]	Collectively assessed allowances for loans are included as they are not impaired individually.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Credit quality of loans that are neither past due nor impaired are as follows:

(In millions of Korean won)	June 30, 2016
	Retail		Corporate		Credit card		Total
Grade 1	~~W~~	104,610,771	~~W~~	51,980,465	~~W~~	6,263,577	~~W~~	162,854,813
Grade 2		17,619,773		48,926,653		4,375,423		70,921,849
Grade 3		3,183,269		8,740,351		1,310,558		13,234,178
Grade 4		876,763		2,149,632		34,303		3,060,698
Grade 5		272,384		707,585		8,233		988,202

	~~W~~	126,562,960	~~W~~	112,504,686	~~W~~	11,992,094	~~W~~	251,059,740

(In millions of Korean won)	December 31, 2015
	Retail		Corporate		Credit card		Total
Grade 1	~~W~~	102,454,299	~~W~~	49,891,311	~~W~~	6,009,760	~~W~~	158,355,370
Grade 2		16,018,879		46,344,267		4,288,164		66,651,310
Grade 3		2,794,511		10,076,423		1,303,101		14,174,035
Grade 4		860,517		1,916,606		32,293		2,809,416
Grade 5		269,734		593,863		7,591		871,188

	~~W~~	122,397,940	~~W~~	108,822,470	~~W~~	11,640,909	~~W~~	242,861,319

Credit quality of loans graded according to internal credit ratings are as follows:

	Range of Probability of Default (%)	Retail	Corporate
Grade 1	0.0 ~ 1.0	1 ~ 5 grade	AAA ~ BBB+
Grade 2	1.0 ~ 5.0	6 ~ 8 grade	BBB ~ BB
Grade 3	5.0 ~ 15.0	9 ~ 10 grade	BB- ~ B
Grade 4	15.0 ~ 30.0	11 grade	B- ~ CCC
Grade 5	30.0 ~	12 grade or under	CC or under

Loans that are past due but not impaired are as follows:

(In millions of Korean won)
	June 30, 2016
	1 ~ 29 days		30 ~ 59 days		60 ~ 89 days		90 days or more		Total
Retail	~~W~~	883,188	~~W~~	130,594	~~W~~	51,905	~~W~~	2,324	~~W~~	1,068,011
Corporate		196,796		37,143		20,572		—		254,511
Credit card		207,404		27,599		17,178		2		252,183

	~~W~~	1,287,388	~~W~~	195,336	~~W~~	89,655	~~W~~	2,326	~~W~~	1,574,705

(In millions of Korean won)
	December 31, 2015
	1 ~ 29 days		30 ~ 59 days		60 ~ 89 days		90 days or more		Total
Retail	~~W~~	982,702	~~W~~	168,391	~~W~~	72,626	~~W~~	2,189	~~W~~	1,225,908
Corporate		218,258		56,531		13,264		—		288,053
Credit card		170,600		32,121		14,099		9		216,829

	~~W~~	1,371,560	~~W~~	257,043	~~W~~	99,989	~~W~~	2,198	~~W~~	1,730,790

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Impaired loans are as follows:

(In millions of Korean won)	June 30, 2016
	Retail		Corporate		Credit card		Total
Loans	~~W~~	580,766	~~W~~	1,864,533	~~W~~	287,664	~~W~~	2,732,963
Allowances under
Individual assessment		(3)		(881,693)		—		(881,696)
Collective assessment		(197,367)		(165,737)		(214,475)		(577,579)

		(197,370)		(1,047,430)		(214,475)		(1,459,275)

	~~W~~	383,396	~~W~~	817,103	~~W~~	73,189	~~W~~	1,273,688

(In millions of Korean won)	December 31, 2015
	Retail		Corporate		Credit card		Total
Loans	~~W~~	612,065	~~W~~	2,105,063	~~W~~	278,187	~~W~~	2,995,315
Allowances under
Individual assessment		(2)		(1,025,771)		—		(1,025,773)
Collective assessment		(238,011)		(184,803)		(207,321)		(630,135)

		(238,013)		(1,210,574)		(207,321)		(1,655,908)

	~~W~~	374,052	~~W~~	894,489	~~W~~	70,866	~~W~~	1,339,407

The quantification of the extent to which collateral and other credit enhancements mitigate credit risk as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Impaired Loans				Non-impaired Loans
	Individual		Collective		Past due		Not past due		Total
Guarantees	~~W~~	19,618	~~W~~	155,659	~~W~~	261,171	~~W~~	50,774,445	~~W~~	51,210,893
Deposits and savings		993		6,983		44,450		1,949,512		2,001,938
Property and equipment		6,172		27,253		31,152		4,752,743		4,817,320
Real estate		243,352		410,788		706,324		133,506,057		134,866,521

	~~W~~	270,135	~~W~~	600,683	~~W~~	1,043,097	~~W~~	190,982,757	~~W~~	192,896,672

(In millions of Korean won)
	December 31, 2015
	Impaired Loans				Non-impaired Loans
	Individual		Collective		Past due		Not past due		Total
Guarantees	~~W~~	26,150	~~W~~	165,024	~~W~~	308,702	~~W~~	45,292,758	~~W~~	45,792,634
Deposits and savings		608		9,986		48,584		2,241,837		2,301,015
Property and equipment		10,191		39,937		41,453		3,894,338		3,985,919
Real estate		270,802		440,710		829,470		129,302,361		130,843,343

	~~W~~	307,751	~~W~~	655,657	~~W~~	1,228,209	~~W~~	180,731,294	~~W~~	182,922,911

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.2.5 Credit quality of securities

Financial assets at fair value through profit or loss and financial investments excluding equity securities that are exposed to credit risk as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Securities that are neither past due nor impaired	~~W~~	45,872,540	~~W~~	46,022,194
Impaired securities		5,247		5,572

	~~W~~	45,877,787	~~W~~	46,027,766

The credit quality of securities, excluding equity securities, that are neither past due nor impaired as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Grade 1		Grade 2		Grade 3		Grade 4		Grade 5		Total

Securities that are neither past due nor impaired
Financial assets held for trading	~~W~~	9,969,723	~~W~~	1,517,651	~~W~~	77,597	~~W~~	—	~~W~~	—	~~W~~	11,564,971
Financial assets designated at fair value through profit or loss		1,157,735		47,665		—		—		—		1,205,400
Available-for-sale financial assets		18,895,665		1,163,179		53,928		—		—		20,112,772
Held-to-maturity financial assets		12,989,397		—		—		—		—		12,989,397

	~~W~~	43,012,520	~~W~~	2,728,495	~~W~~	131,525	~~W~~	—	~~W~~	—	~~W~~	45,872,540

(In millions of Korean won)
	December 31, 2015
	Grade 1		Grade 2		Grade 3		Grade 4		Grade 5		Total

Securities that are neither past due nor impaired
Financial assets held for trading	~~W~~	7,833,558	~~W~~	1,481,177	~~W~~	9,408	~~W~~	—	~~W~~	—	~~W~~	9,324,143
Financial assets designated at fair value through profit or loss		701,117		242,315		—		—		—		943,432
Available-for-sale financial assets		20,316,248		1,223,446		65,397		—		—		21,605,091
Held-to-maturity financial assets		14,149,528		—		—		—		—		14,149,528

	~~W~~	43,000,451	~~W~~	2,946,938	~~W~~	74,805	~~W~~	—	~~W~~	—	~~W~~	46,022,194

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The credit qualities of securities, excluding equity securities, according to the credit ratings by external rating agencies are as follows:

Credit quality	Domestic			Foreign
	KAP	KIS	NICE P&I	S&P	Fitch-IBCA	Moody’s
Grade 1	AA0 to AAA	AA0 to AAA	AA0 to AAA	A- to AAA	A- to AAA	A3 to Aaa
Grade 2	A- to AA-	A- to AA-	A- to AA-	BBB- to BBB+	BBB- to BBB+	Baa3 to Baa1
Grade 3	BBB0 to BBB+	BBB0 to BBB+	BBB0 to BBB+	BB to BB+	BB to BB+	Ba2 to Ba1
Grade 4	BB0 to BBB-	BB0 to BBB-	BB0 to BBB-	B+ to BB-	B+ to BB-	B1 to Ba3
Grade 5	BB- or under	BB- or under	BB- or under	B or under	B or under	B2 or under

Credit qualities of debit securities denominated in Korean won are based on the lowest credit rating by the three domestic credit rating agencies above, and those denominated in foreign currencies are based on the lowest credit rating by the three foreign credit rating agencies above.

4.2.6 Credit risk concentration analysis

Details of the Group’s regional loans as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Retail		Corporate		Credit card		Total		%	Allowances		Carrying amount
Korea	~~W~~	128,161,507	~~W~~	112,120,637	~~W~~	12,525,294	~~W~~	252,807,438	99.00	~~W~~	(2,244,553)	~~W~~	250,562,885
Europe		2		223,318		503		223,823	0.09		(922)		222,901
China		—		1,062,286		3,034		1,065,320	0.42		(16,409)		1,048,911
Japan		1,697		127,297		492		129,486	0.05		(16,511)		112,975
USA		—		856,203		1,310		857,513	0.34		(1,779)		855,734
Others		48,531		233,989		1,308		283,828	0.10		(2,158)		281,670

	~~W~~	128,211,737	~~W~~	114,623,730	~~W~~	12,531,941	~~W~~	255,367,408	100.00	~~W~~	(2,282,332)	~~W~~	253,085,076

(In millions of Korean won)
	December 31, 2015
	Retail		Corporate		Credit card		Total		%	Allowances		Carrying amount
Korea	~~W~~	124,193,500	~~W~~	108,847,327	~~W~~	12,131,934	~~W~~	245,172,761	99.02	~~W~~	(2,539,225)	~~W~~	242,633,536
Europe		1		180,429		250		180,680	0.07		(513)		180,167
China		30		905,693		1,632		907,355	0.37		(17,677)		889,678
Japan		1,737		138,278		282		140,297	0.06		(21,404)		118,893
USA		—		925,391		915		926,306	0.37		(1,058)		925,248
Others		40,645		218,468		912		260,025	0.11		(2,177)		257,848

	~~W~~	124,235,913	~~W~~	111,215,586	~~W~~	12,135,925	~~W~~	247,587,424	100.00	~~W~~	(2,582,054)	~~W~~	245,005,370

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of the Group’s industrial corporate loans as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Loans		%	Allowances		Carrying amount
Financial institutions	~~W~~	9,130,764	7.97	~~W~~	(25,942)	~~W~~	9,104,822
Manufacturing		35,622,117	31.08		(586,096)		35,036,021
Service		46,738,433	40.77		(344,653)		46,393,780
Wholesale & Retail		13,994,621	12.21		(124,508)		13,870,113
Construction		3,583,908	3.13		(358,499)		3,225,409
Public sector		879,439	0.77		(5,606)		873,833
Others		4,674,448	4.07		(25,799)		4,648,649

	~~W~~	114,623,730	100.00	~~W~~	(1,471,103)	~~W~~	113,152,627

(In millions of Korean won)	December 31, 2015
	Loans		%	Allowances		Carrying amount
Financial institutions	~~W~~	9,069,588	8.15	~~W~~	(17,342)	~~W~~	9,052,246
Manufacturing		35,373,084	31.81		(808,946)		34,564,138
Service		44,371,655	39.90		(353,928)		44,017,727
Wholesale & Retail		13,703,559	12.32		(155,919)		13,547,640
Construction		3,568,970	3.21		(300,513)		3,268,457
Public sector		811,542	0.73		(5,239)		806,303
Others		4,317,188	3.88		(50,465)		4,266,723

	~~W~~	111,215,586	100.00	~~W~~	(1,692,352)	~~W~~	109,523,234

Types of the Group’s retail and credit card loans as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Loans		%	Allowances		Carrying amount
Housing	~~W~~	55,778,831	39.63	~~W~~	(21,529)	~~W~~	55,757,302
General		72,432,906	51.46		(378,461)		72,054,445
Credit card		12,531,941	8.91		(411,239)		12,120,702

	~~W~~	140,743,678	100.00	~~W~~	(811,229)	~~W~~	139,932,449

(In millions of Korean won)	December 31, 2015
	Loans		%	Allowances		Carrying amount
Housing	~~W~~	53,780,078	39.44	~~W~~	(24,628)	~~W~~	53,755,450
General		70,455,835	51.66		(466,724)		69,989,111
Credit card		12,135,925	8.90		(398,350)		11,737,575

	~~W~~	136,371,838	100.00	~~W~~	(889,702)	~~W~~	135,482,136

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of the Group’s industrial securities, excluding equity securities, and derivative financial instruments as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Amount		%
Financial assets held for trading
Government and government funded institutions	~~W~~	5,210,411	45.05
Banking and insurance		4,446,228	38.45
Others		1,908,332	16.50

		11,564,971	100.00

Financial assets designated at fair value through profit or loss
Banking and insurance		1,205,400	100.00

		1,205,400	100.00

Derivative financial assets
Government and government funded institutions		37,826	1.63
Banking and insurance		2,020,581	87.07
Others		262,199	11.30

		2,320,606	100.00

Available-for-sale financial assets
Government and government funded institutions		6,614,096	32.88
Banking and insurance		10,835,512	53.86
Others		2,668,411	13.26

		20,118,019	100.00

Held-to-maturity financial assets
Government and government funded institutions		6,555,803	50.47
Banking and insurance		6,112,143	47.05
Others		321,451	2.48

		12,989,397	100.00

	~~W~~	48,198,393

(In millions of Korean won)	December 31, 2015
	Amount		%
Financial assets held for trading
Government and government funded institutions	~~W~~	3,497,273	37.51
Banking and insurance		4,289,872	46.01
Others		1,536,998	16.48

		9,324,143	100.00

Financial assets designated at fair value through profit or loss
Banking and insurance		943,432	100.00

		943,432	100.00

Derivative financial assets
Government and government funded institutions		56,652	2.49
Banking and insurance		1,950,708	85.63
Others		270,752	11.88

		2,278,112	100.00

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Available-for-sale financial assets
Government and government funded institutions		6,311,207	29.20
Banking and insurance		12,457,467	57.65
Others		2,841,989	13.15

		21,610,663	100.00

Held-to-maturity financial assets
Government and government funded institutions		7,304,689	51.62
Banking and insurance		6,027,712	42.60
Others		817,127	5.78

		14,149,528	100.00

	~~W~~	48,305,878

Details of the Group’s regional securities, excluding equity securities, and derivative financial instruments, as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Amount		%
Financial assets held for trading
Korea	~~W~~	11,396,756	98.55
United States		5,842	0.05
Others		162,373	1.40

		11,564,971	100.00

Financial assets designated at fair value through profit or loss
Korea		876,412	72.71
United States		82,925	6.88
Others		246,063	20.41

		1,205,400	100.00

Derivative financial assets
Korea		1,122,217	48.36
United States		326,749	14.08
Others		871,640	37.56

		2,320,606	100.00

Available-for-sale financial assets
Korea		19,719,162	98.02
United States		106,097	0.53
Others		292,760	1.45

		20,118,019	100.00

Held-to-maturity financial assets
Korea		11,882,932	91.48
Others		1,106,465	8.52

		12,989,397	100.00

	~~W~~	48,198,393

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Amount		%
Financial assets held for trading
Korea	~~W~~	9,292,386	99.66
Others		31,757	0.34

		9,324,143	100.00

Financial assets designated at fair value through profit or loss
Korea		542,752	57.53
United States		78,944	8.37
Others		321,736	34.10

		943,432	100.00

Derivative financial assets
Korea		1,286,340	56.47
United States		300,257	13.18
Others		691,515	30.35

		2,278,112	100.00

Available-for-sale financial assets
Korea		21,217,086	98.18
United States		127,426	0.59
Others		266,151	1.23

		21,610,663	100.00

Held-to-maturity financial assets
Korea		13,774,488	97.35
Others		375,040	2.65

		14,149,528	100.00

	~~W~~	48,305,878

The gold based financial instruments and derivative financial instruments, which classified as due from financial institutions and financial assets held for trading, are mainly related to banks and insurance companies with top credit rating.

4.3 Liquidity Risk

4.3.1 Overview of Liquidity Risk

The liquidity risk is a risk that the Group becomes insolvency due to uncertain liquidity caused by unexpected cash outflows, or a risk of borrowing high interest debts or disposal of liquid and other assets at a substantial discount. The Group manages its liquidity risk through analysis of the contractual maturity of interest-bearing assets and liabilities, assets and liabilities related to the other cash flow, and off-balance sheet items related to cash flow of currency derivative instruments and others.

Cash flows disclosed for the maturity analysis are undiscounted contractual principal and interest to be received (paid) and; thus, are not identical to the amount in the financial statements that are based on the present value of expected cash flows in some cases. The amount of interest to be received or paid on floating rate assets and liabilities is measured on the assumption that the current interest rate would be the same through the maturity.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.3.2. Liquidity Risk Management and Indicator

The liquidity risk is managed by risk management policy and liquidity risk management guidelines which are applied to the risk management policies and procedures that address all the possible risks that arise from the overall business of the Group.

The Group computes and manages cumulative liquidity gap and liquidity rate subject to every transactions that affect cash flow in Korean won and foreign currencies and off-balance sheet transactions in relation to the liquidity. The Group regularly reports to the Risk Planning Council and Risk Management Committee.

Kookmin Bank, one of the subsidiaries, regularly reports liquidity gap ratio, liquidity ratio, maturity mismatch ratio and liquidity crisis analysis to Asset-Liability Management Committee (“ALCO”), and ALCO establishes and monitors the liquidity risk management strategy.

4.3.3. Analysis of Remaining Contractual Maturity of Financial Assets and Liabilities

Cash flows disclosed below are undiscounted contractual principal and interest to be received (paid) and; thus, are not identical to the amount in the consolidated financial statements that are based on the present value of expected cash flows. The amount of interest to be received or paid on floating rate assets and liabilities is measured on the assumption that the current interest rate would be the same through the maturity.

The remaining contractual maturity of financial assets and liabilities, excluding derivatives held for cash flow hedging, as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	On demand		Up to 1 month		1-3 months		3-12 months		1-5 years		Over 5 years		Total
Financial assets
Cash and due from financial institutions[1]	~~W~~	6,901,233	~~W~~	713,828	~~W~~	398,462	~~W~~	681,446	~~W~~	68,350	~~W~~	—	~~W~~	8,763,319
Financial assets held for trading[2]		12,231,251		—		—		—		—		—		12,231,251
Financial assets designated at fair value through profit or loss[2]		1,451,753		—		—		—		—		—		1,451,753
Derivatives held for trading[2]		2,191,643		—		—		—		—		—		2,191,643
Derivatives held for fair value hedging[3]		—		5,034		6,440		11,454		50,330		130,758		204,016
Loans		53,434		21,981,203		26,186,208		83,433,334		70,883,935		89,304,564		291,842,678
Available-for-sale financial assets[4]		6,238,255		1,041,494		1,761,010		3,356,651		12,812,858		2,728,887		27,939,155
Held-to-maturity financial assets		—		331,351		862,773		2,253,001		7,250,758		4,547,222		15,245,105
Other financial assets		173,245		7,927,359		22,431		1,206,476		11,936		6,963		9,348,410

	~~W~~	29,240,814	~~W~~	32,000,269	~~W~~	29,237,324	~~W~~	90,942,362	~~W~~	91,078,167	~~W~~	96,718,394	~~W~~	369,217,330

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	June 30, 2016
	On demand		Up to 1 month		1-3 months		3-12 months		1-5 years		Over 5 years		Total
Financial liabilities
Financial liabilities held for trading[2]	~~W~~	586,944	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	586,944
Financial liabilities designated at fair value through profit or loss[2]		2,967,069		—		—		—		—		—		2,967,069
Derivatives held for trading[2]		2,355,001		—		—		—		—		—		2,355,001
Derivatives held for fair value hedging[3]		—		556		172		(525)		(2,510)		(6,630)		(8,937)
Deposits[5]		106,625,040		11,017,868		22,146,259		81,049,532		10,607,731		3,803,560		235,249,990
Debts		1,049,480		3,638,023		2,090,189		3,966,464		4,303,515		498,456		15,546,127
Debentures		63,356		1,822,303		1,845,028		8,895,787		19,832,654		3,257,360		35,716,488
Other financial liabilities		471,675		12,531,972		79,037		143,732		345,757		857,613		14,429,786

	~~W~~	114,118,565	~~W~~	29,010,722	~~W~~	26,160,685	~~W~~	94,054,990	~~W~~	35,087,147	~~W~~	8,410,359	~~W~~	306,842,468

Off- balance sheet items
Commitments[6]	~~W~~	96,271,410	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	96,271,410
Financial guarantee contract[7]		4,003,028		—		—		—		—		—		4,003,028

	~~W~~	100,274,438	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	100,274,438

(In millions of Korean won)
	December 31, 2015
	On demand		Up to 1 month		1-3 months		3-12 months		1-5 years		Over 5 years		Total
Financial assets
Cash and due from financial institutions[1]	~~W~~	6,433,873	~~W~~	771,135	~~W~~	926,476	~~W~~	973,720	~~W~~	101,056	~~W~~	—	~~W~~	9,206,260
Financial assets held for trading[2]		10,035,096		—		—		—		—		—		10,035,096
Financial assets designated at fair value through profit or loss[2]		1,138,968		—		—		—		—		—		1,138,968
Derivatives held for trading[2]		2,165,959		—		—		—		—		—		2,165,959
Derivatives held for fair value hedging[3]		—		5,391		18,885		14,358		38,972		111,268		188,874
Loans		55,658		21,389,266		24,657,307		83,314,942		65,396,136		89,038,702		283,852,011
Available-for-sale financial assets[4]		3,106,189		879,570		1,733,861		5,468,592		12,984,938		1,923,776		26,096,926
Held-to-maturity financial assets		—		462,871		1,113,714		2,653,041		8,593,322		3,223,951		16,046,899
Other financial assets		185,712		5,894,880		26,462		1,225,891		10,546		10,055		7,353,546

	~~W~~	23,121,455	~~W~~	29,403,113	~~W~~	28,476,705	~~W~~	93,650,544	~~W~~	87,124,970	~~W~~	94,307,752	~~W~~	356,084,539

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	December 31, 2015
	On demand		Up to 1 month		1-3 months		3-12 months		1-5 years		Over 5 years		Total
Financial liabilities
Financial liabilities held for trading[2]	~~W~~	586,923	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	586,923
Financial liabilities designated at fair value through profit or loss[2]		2,387,681		—		—		—		—		—		2,387,681
Derivatives held for trading[2]		2,282,781		—		—		—		—		—		2,282,781
Derivatives held for fair value hedging[3]		—		1,981		945		(2,642)		(25,096)		(35,050)		(59,862)
Deposits[5]		100,409,376		14,756,423		25,041,672		73,797,488		10,965,895		3,158,782		228,129,636
Debts		1,249,936		4,017,170		1,911,518		4,827,746		3,912,469		537,209		16,456,048
Debentures		68,852		1,642,335		1,550,322		9,021,561		18,326,885		4,193,841		34,803,796
Other financial liabilities		4,173		8,329,950		25,790		99,180		376,104		743,265		9,578,462

	~~W~~	106,989,722	~~W~~	28,747,859	~~W~~	28,530,247	~~W~~	87,743,333	~~W~~	33,556,257	~~W~~	8,598,047	~~W~~	294,165,465

Off- balance sheet items
Commitments[6]	~~W~~	97,602,903	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	97,602,903
Financial guarantee contract[7]		4,021,013		—		—		—		—		—		4,021,013

	~~W~~	101,623,916	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	101,623,916

[1]	The amounts of ~~W~~7,041,551 million and ~~W~~7,127,248 million, which are restricted due from the financial institutions as of June 30, 2016 and December 31, 2015, respectively, are excluded.
[2]	Financial assets/liabilities held for trading, financial assets/liabilities designated at fair value through profit or loss and derivatives held for trading are not managed by contractual maturity because they are expected to be traded or redeemed before maturity. Therefore, the carrying amounts of those financial instruments are classified as ‘On demand’ category. However, Kookmin Bank has an obligation to purchase bonds at par value amounting to USD 300 million and to pay deferred amounts of interest if an issuer does not exercise early redemption right at the end of the five-years period from the date of issuance(May 8, 2015), or if the issuer goes bankrupt within five years from the date of issuance. In addition, the issuer has an option to request Kookmin Bank to acquire these bonds either in cash or the issuer’s stocks at the issuer’s choice. These transactions are excluded from the table above.
[3]	Cash flows of derivative instruments held for fair value hedging are shown at net cash flow by remaining contractual maturity.
[4]	Equity investments in financial assets classified as available-for-sale are generally included in the ‘On demand’ category as most are available for sale at anytime. However, in the case of equity investments restricted for sale, they are shown in the period in which the restriction is expected to expire.
[5]	Deposits that are contractually repayable on demand or on short notice are classified under the ‘On demand’ category.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

[6]	Commitments are included under the ‘On demand’ category because payments will be made upon request.
[7]	The financial guarantee contracts are included under the ‘On demand’ category as payments will be made upon request.

The contractual cash flows of derivatives held for cash flow hedging as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Up to 1 month	1-3 months	3-12 months	1-5 years		Over 5 years		Total
Net cash flow of net settlement derivatives	~~W~~ (329)	~~W~~ (1,173)	~~W~~ (4,320)	~~W~~	(6,769)	~~W~~	—	~~W~~	(12,591)
Cash flow to be received of total settlement derivatives	268	726	3,161		351,501		—		355,656
Cash flow to be paid of total settlement derivatives	(522)	(1,117)	(4,916)		(333,334)		—		(339,889)

(In millions of Korean won)
	December 31, 2015
	Up to 1 month		1-3 months		3-12 months		1-5 years		Over 5 years		Total
Net cash flow of net settlement derivatives	~~W~~	(389)	~~W~~	(1,246)	~~W~~	(4,519)	~~W~~	(7,350)	~~W~~	—	~~W~~	(13,504)
Cash flow to be received of total settlement derivatives		252		722		3,849		358,239		—		363,062
Cash flow to be paid of total settlement derivatives		(504)		(1,135)		(4,934)		(336,576)		—		(343,149)

4.4 Market Risk

4.4.1 Concept

Market risk is the risk of possible losses which arise from changes in market factors; such as, interest rate, stock price, foreign exchange rate and other market factors that affect the fair value or future cash flows of financial instruments; such as, securities and derivatives amongst others. The most significant risks associated with trading positions are interest rate risks, and currency risks. Additional risks are stock price risks. In addition, the Group is exposed to interest rate risks associated with non-trading positions. The Group classifies exposures to market risk into either trading or non-trading positions. The Group measures and manages market risk separately for each subsidiary.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.4.2 Risk management

The Group sets internal capital limits for market risk and interest rate risk and monitors the risks to manage the risk of trading and non-trading positions. The Group maintains risk management systems and procedures; such as, trading policies and procedures, and market risk management guidelines for trading positions, and interest rate risk management guidelines for non-trading positions in order to manage market risk efficiently. The procedures mentioned are implemented with approval from the Risk Management Committee and Risk Management Council.

Kookmin Bank, one of the subsidiaries, establishes market risk management policy, sets position limits, loss limits and VaR limits of each business group and approves newly developed derivative instruments, through its Risk Management Council. The Risk Management Council has delegated the responsibility for market risk management of individual business departments to the Market Risk Management Committee that is chaired by the Chief Risk Officer (CRO). The Market Risk Management Committee sets position limits, loss limits, VaR limits, sensitivity limits and scenario loss limits for each division, at the level of each individual business department.

The ALCO of Kookmin Bank determines the operational standards of interest and commission, the details of the establishment and prosecution of the Asset Liability Management (ALM) policies and enacts and amends relevant guidelines. The Risk Management Committee and Risk Management Council monitor the establishment and enforcement of ALM risk management policies, and enact and amend ALM risk management guidelines. The interest rate risk limit is set based on the future assets/liabilities position and interest rate volatility estimation reflects the annual work plan. The Financial Planning Department and Risk Management Department measures and monitors the interest risk status and limits on a regular basis. The status and limits of interest rate risks; such as, interest rate EaR (Earning at Risk), duration gap and interest rate VaR (Value at Risk), are reported to the ALCO and Risk Management Council on a monthly basis and to the Risk Management Committee on a quarterly basis. To ensure adequacy of interest rate and liquidity risk management, the Risk Management Department assigns the limits, monitors and reviews the risk management procedures and tasks conducted by the Financial Planning Department. Also, the Risk Management Department independently reports related information to the management.

4.5 Operational Risk

4.5.1 Concept

The Group defines operational risk broadly to include all financial and non-financial risks that may arise from operating activities and could cause a negative effect on capital.

4.5.2 Risk management

The purpose of operational risk management is not only to comply with supervisory and regulatory requirements but also to promote a risk management culture, strengthen internal controls, innovate processes and provide timely feedback to management and employees. In addition, Kookmin Bank established Business Continuity Plans (BCP) to ensure critical business functions can be maintained, or restored, in the event of material disruptions arising from internal or external events. It has constructed replacement facilities as well as has carried out exercise drills for head office and IT departments to test its BCPs.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

4.6 Financial Instruments in Foreign Currencies

Details of financial instruments presented in foreign currencies translated into Korean won as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	USD		JPY		EUR		GBP		CNY		Others		Total
Financial Assets
Cash and due from financial institutions	~~W~~	1,469,008	~~W~~	258,593	~~W~~	182,659	~~W~~	12,342	~~W~~	929,289	~~W~~	260,125	~~W~~	3,112,016
Financial assets held for trading		305,843		45,907		40,615		—		—		—		392,365
Financial assets designated at fair value through profit or loss		533,368		—		—		—		—		—		533,368
Derivatives held for trading		124,485		133		393		—		—		7,430		132,441
Derivatives held for hedging		55,706		—		—		—		—		—		55,706
Loans		10,310,114		457,152		570,382		5,483		576,263		226,849		12,146,243
Available-for-sale financial assets		2,222,110		70,901		—		—		—		1,193		2,294,204
Held-to-maturity financial assets		1,106,465		—		—		—		—		—		1,106,465
Other financial assets		2,080,211		367,734		130,555		33,393		483,143		92,664		3,187,700

	~~W~~	18,207,310	~~W~~	1,200,420	~~W~~	924,604	~~W~~	51,218	~~W~~	1,988,695	~~W~~	588,261	~~W~~	22,960,508

Financial liabilities
Financial liabilities designated at fair value through profit or loss	~~W~~	654,248	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	654,248
Derivatives held for trading		172,632		—		6,438		—		—		13,519		192,589
Derivatives held for hedging		1,860		—		—		—		—		—		1,860
Deposits		6,337,592		675,446		445,299		46,773		744,590		398,500		8,648,200
Debts		6,240,306		185,114		149,812		1,271		169,521		92,949		6,838,973
Debentures		4,003,512		—		—		—		—		34,584		4,038,096
Other financial liabilities		2,527,540		170,148		327,672		2,131		486,304		70,517		3,584,312

	~~W~~	19,937,690	~~W~~	1,030,708	~~W~~	929,221	~~W~~	50,175	~~W~~	1,400,415	~~W~~	610,069	~~W~~	23,958,278

Off-balance sheet items	~~W~~	14,227,689	~~W~~	8,023	~~W~~	163,639	~~W~~	—	~~W~~	113,158	~~W~~	447,758	~~W~~	14,960,267

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	USD		JPY		EUR		GBP		CNY		Others		Total
Financial Assets
Cash and due from financial institutions	~~W~~	2,210,147	~~W~~	243,840	~~W~~	123,607	~~W~~	14,891	~~W~~	92,005	~~W~~	215,154	~~W~~	2,899,644
Financial assets held for trading		75,762		—		2,616		—		—		—		78,378
Financial assets designated at fair value through profit or loss		501,978		—		—		—		—		—		501,978
Derivatives held for trading		64,705		87		355		—		—		1,275		66,422
Derivatives held for hedging		8,610		—		—		—		—		—		8,610
Loans		12,875,006		507,615		458,483		19,365		4,329		136,560		14,001,358
Available-for-sale financial assets		1,564,355		60,591		—		—		—		1,392		1,626,338
Held-to-maturity financial assets		375,040		—		—		—		—		—		375,040
Other financial assets		985,459		182,766		216,546		5,381		192,669		145,225		1,728,046

	~~W~~	18,661,062	~~W~~	994,899	~~W~~	801,607	~~W~~	39,637	~~W~~	289,003	~~W~~	499,606	~~W~~	21,285,814

Financial liabilities
Financial liabilities designated at fair value through profit or loss	~~W~~	658,010	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	658,010
Derivatives held for trading		92,435		—		2,527		—		—		12,597		107,559
Derivatives held for hedging		21,461		—		—		—		—		—		21,461
Deposits		6,397,515		510,174		387,112		22,662		58,802		376,870		7,753,135
Debts		6,650,235		217,887		143,060		7,916		4,511		110,536		7,134,145
Debentures		3,869,711		—		106,284		—		—		157,337		4,133,332
Other financial liabilities		1,701,766		98,431		160,867		10,454		185,653		26,646		2,183,817

	~~W~~	19,391,133	~~W~~	826,492	~~W~~	799,850	~~W~~	41,032	~~W~~	248,966	~~W~~	683,986	~~W~~	21,991,459

Off-balance sheet items	~~W~~	15,548,595	~~W~~	17,086	~~W~~	49,053	~~W~~	—	~~W~~	13,957	~~W~~	311,287	~~W~~	15,939,978

5. Segment Information

5.1 Overall Segment Information and Business Segments

The Group classifies reporting segments based on the nature of the products and services provided, the type of customer, and the Group’s management organization.

Banking Business	Corporate Banking	The activities within this segment include providing credit, deposit products and other related financial services to large, small-and medium-sized enterprises and SOHOs.

	Retail Banking	The activities within this segment include providing credit, deposit products and other related financial services to individuals and households.

	Other Banking Services	The activities within this segment include trading activities in securities and derivatives, funding and other supporting activities.

Credit Card Business		The activities within this segment include credit sale, cash service, card loan and other supporting activities.

Investment & Securities Business		The activities within this segment include investment banking and brokerage services and other supporting activities.

Life Insurance Business		The activities within this segment include life insurance and other supporting activities.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Financial information by business segment for the six-month period ended June 30, 2016, is as follows:

(In millions of Korean won)	Banking business
	Corporate Banking		Retail Banking		Other Banking Services		Sub-total		Credit Card		Investment & Securities		Life Insurance		Others		Intra-group Adjustments		Total
Operating revenues from external customers	~~W~~	882,465	~~W~~	1,093,502	~~W~~	755,250	~~W~~	2,731,217	~~W~~	613,839	~~W~~	110,258	~~W~~	74,304	~~W~~	199,928	~~W~~	—	~~W~~	3,729,546
Intra-segment operating revenues (expenses)		8,439		—		106,229		114,668		(124,299)		2,571		(13,290)		75,202		(54,852)		—

	~~W~~	890,904	~~W~~	1,093,502	~~W~~	861,479	~~W~~	2,845,885	~~W~~	489,540	~~W~~	112,829	~~W~~	61,014	~~W~~	275,130	~~W~~	(54,852)	~~W~~	3,729,546

Net operating revenues
Net interest income		1,115,210		1,129,297		61,246		2,305,753		482,679		4,567		118,589		138,998		339		3,050,925
Interest income		1,631,080		1,855,786		441,693		3,928,559		630,161		22,570		118,600		239,042		(8,024)		4,930,908
Interest expense		(515,870)		(726,489)		(380,447)		(1,622,806)		(147,482)		(18,003)		(11)		(100,044)		8,363		(1,879,983)
Net fee and commission income		119,478		256,265		163,138		538,881		32,676		55,936		50		105,908		(1,012)		732,439
Fee and commission income		145,688		293,344		206,091		645,123		794,253		59,882		50		120,211		(139,978)		1,479,541
Fee and commission expense		(26,210)		(37,079)		(42,953)		(106,242)		(761,577)		(3,946)		—		(14,303)		138,966		(747,102)
Net gains (losses) on financial assets/ liabilities at fair value through profit or loss		(4,730)		—		59,062		54,332		—		51,229		4,383		15,602		(5,693)		119,853
Net other operating income (expense)		(339,054)		(292,060)		578,033		(53,081)		(25,815)		1,097		(62,008)		14,622		(48,486)		(173,671)
General and administrative expenses		(383,959)		(869,219)		(492,461)		(1,745,639)		(169,901)		(71,863)		(46,683)		(120,060)		31,045		(2,123,101)
Operating profit before provision for credit losses		506,945		224,283		369,018		1,100,246		319,639		40,966		14,331		155,070		(23,807)		1,606,445
Provision (reversal) for credit losses		(238,342)		71,977		(2,166)		(168,531)		(123,914)		2,304		(609)		(22,963)		213		(313,500)
Net operating income		268,603		296,260		366,852		931,715		195,725		43,270		13,722		132,107		(23,594)		1,292,945
Share of profit of associates		—		—		5,160		5,160		—		104,900		—		50,873		(600)		160,333
Net other non-operating income (expense)		(745)		—		24,328		23,583		1,253		(66)		(110)		(520)		(7,258)		16,882
Segment profits before income tax		267,858		296,260		396,340		960,458		196,978		148,104		13,612		182,460		(31,452)		1,470,160
Income tax expense		(65,667)		(71,695)		(79,910)		(217,272)		(43,705)		(19,721)		(3,346)		(34,909)		(1,590)		(320,543)
Profit for the period		202,191		224,565		316,430		743,186		153,273		128,383		10,266		147,551		(33,042)		1,149,617
Profit attributable to shareholders of the parent company		202,191		224,565		316,430		743,186		153,273		128,383		10,266		123,301		(33,042)		1,125,367
Profit attributable to non-controlling interests		—		—		—		—		—		—		—		24,250		—		24,250
Total assets[1]		106,316,523		118,749,412		75,154,998		300,220,933		15,489,258		8,547,864		8,811,511		30,757,761		(20,629,205)		343,198,122
Total liabilities[1]		92,273,551		134,357,404		50,377,497		277,008,452		11,700,696		6,446,716		8,194,531		10,216,790		47,286		313,614,471

[1]	Assets and liabilities of the reporting segments are amounts before intra-segment transaction adjustment.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Financial information by business segment for the six-month period ended June 30, 2015, is as follows:

(In millions of Korean won)	Banking business
	Corporate Banking		Retail Banking		Other Banking Services		Sub-total		Credit Card		Investment & Securities		Life Insurance		Others		Intra-group Adjustments		Total
Operating revenues from external customers	~~W~~	803,312	~~W~~	1,099,221	~~W~~	952,729	~~W~~	2,855,262	~~W~~	639,243	~~W~~	105,152	~~W~~	68,965	~~W~~	169,228	~~W~~	—	~~W~~	3,837,850
Intra-segment operating revenues (expenses)		66,348		—		138,236		204,584		(126,301)		1,779		(14,154)		70,336		(136,244)		—

	~~W~~	869,660	~~W~~	1,099,221	~~W~~	1,090,965	~~W~~	3,059,846	~~W~~	512,942	~~W~~	106,931	~~W~~	54,811	~~W~~	239,564	~~W~~	(136,244)	~~W~~	3,837,850

Net operating revenues
Net interest income		1,164,611		1,048,008		148,684		2,361,303		474,373		11,667		117,171		120,234		(270)		3,084,478
Interest income		1,809,271		1,993,271		524,669		4,327,211		642,313		23,549		117,189		197,360		(10,147)		5,297,475
Interest expense		(644,660)		(945,263)		(375,985)		(1,965,908)		(167,940)		(11,882)		(18)		(77,126)		9,877		(2,212,997)
Net fee and commission income		119,834		315,678		160,085		595,597		49,349		48,768		102		77,645		4,690		776,151
Fee and commission income		143,895		355,725		198,841		698,461		775,536		52,612		102		89,886		(141,255)		1,475,342
Fee and commission expense		(24,061)		(40,047)		(38,756)		(102,864)		(726,187)		(3,844)		—		(12,241)		145,945		(699,191)
Net gains (losses) on financial assets/ liabilities at fair value through profit or loss		(15)		—		153,364		153,349		—		38,468		4,755		9,194		52		205,818
Net other operating income (expense)		(414,770)		(264,465)		628,832		(50,403)		(10,780)		8,028		(67,217)		32,491		(140,716)		(228,597)
General and administrative expenses		(455,721)		(1,109,139)		(530,370)		(2,095,230)		(167,903)		(60,409)		(38,034)		(107,133)		23,258		(2,445,451)
Operating profit before provision for credit losses		413,939		(9,918)		560,595		964,616		345,039		46,522		16,777		132,431		(112,986)		1,392,399
Provision (reversal) for credit losses		(267,516)		(40,803)		(6,601)		(314,920)		(124,227)		(1,463)		7		(17,834)		(176)		(458,613)
Net operating income (expense)		146,423		(50,721)		553,994		649,696		220,812		45,059		16,784		114,597		(113,162)		933,786
Share of profit of associates		—		—		6,527		6,527		—		39		—		11,852		(1,009)		17,409
Net other non-operating income (expense)		800		—		216,188		216,988		(669)		(854)		30		1,512		(1,938)		215,069
Segment profits before income tax		147,223		(50,721)		776,709		873,211		220,143		44,244		16,814		127,961		(116,109)		1,166,264
Income tax benefit (expense)		(35,144)		12,274		(120,152)		(143,022)		(51,345)		(10,751)		(3,741)		(25,421)		19,687		(214,593)
Profit (loss) for the period		112,079		(38,447)		656,557		730,189		168,798		33,493		13,073		102,540		(96,422)		951,671
Profit (loss) attributable to shareholders of the parent company		112,079		(38,447)		656,557		730,189		168,798		33,493		13,073		87,563		(96,422)		936,694
Profit attributable to non-controlling interests		—		—		—		—		—		—		—		14,977		—		14,977
Total assets[1]		103,042,327		114,849,508		72,386,072		290,277,907		16,141,810		6,118,251		8,516,783		28,721,647		(20,710,931)		329,065,467
Total liabilities[1]		89,293,741		130,631,229		47,605,726		267,530,696		12,307,827		5,495,285		7,933,950		7,744,147		(849,160)		300,162,745

[1]	Assets and liabilities of the reporting segments are amounts as of December 31, 2015, before intra-segment transaction adjustment.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

5.2 Services and Geographical Segments

5.2.1 Services information

Operating revenues from external customers for each service for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)
	2016		2015
Banking service	~~W~~	2,731,217	~~W~~	2,855,262
Credit card service		613,839		639,243
Investment & Securities service		110,258		105,152
Life insurance service		74,304		68,965
Other service		199,928		169,228

	~~W~~	3,729,546	~~W~~	3,837,850

5.2.2 Geographical information

Geographical operating revenues from external customers for the six-month periods ended June 30, 2016 and 2015, and major non-current assets as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016				June 30, 2015		December 31, 2015
	Revenues from external customers		Major non- current assets		Revenues from external customers		Major non- current assets
Domestic	~~W~~	3,687,630	~~W~~	3,795,514	~~W~~	3,794,962	~~W~~	3,821,634
United States		5,819		356		5,828		276
New Zealand		2,653		161		2,952		209
China		20,788		5,729		18,522		6,949
Japan		2,090		2,561		7,111		1,547
Vietnam		1,966		226		1,532		239
Cambodia		3,203		276		2,617		350
United Kingdom		5,397		105		4,326		130
Intra-group adjustment		—		133,816		—		134,692

	~~W~~	3,729,546	~~W~~	3,938,744	~~W~~	3,837,850	~~W~~	3,966,026

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

6. Financial Assets and Financial Liabilities

6.1 Classification and Fair value of Financial Instruments

Carrying amount and fair value of financial assets and liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016				December 31, 2015
	Carrying amount		Fair value		Carrying amount		Fair value
Financial assets
Cash and due from financial institutions	~~W~~	15,743,389	~~W~~	15,749,723	~~W~~	16,316,066	~~W~~	16,316,953
Financial assets held for trading		12,231,251		12,231,251		10,035,096		10,035,096
Debt securities		11,564,971		11,564,971		9,324,143		9,324,143
Equity securities		595,673		595,673		641,893		641,893
Others		70,607		70,607		69,060		69,060
Financial assets designated at fair value through profit or loss		1,451,753		1,451,753		1,138,968		1,138,968
Debt securities		393,351		393,351		145,542		145,542
Equity securities		246,353		246,353		195,536		195,536
Derivative-linked securities		812,049		812,049		797,890		797,890
Derivatives held for trading		2,191,643		2,191,643		2,165,971		2,165,971
Derivatives held for hedging		128,963		128,963		112,141		112,141
Loans		253,085,076		253,591,309		245,005,370		245,244,958
Available-for-sale financial assets		26,685,128		26,685,128		24,987,231		24,987,231
Debt securities		20,118,019		20,118,019		21,610,663		21,610,663
Equity securities		6,567,109		6,567,109		3,376,568		3,376,568
Held-to-maturity financial assets		12,989,397		13,546,196		14,149,528		14,505,959
Other financial assets		10,181,336		10,181,336		7,907,940		7,907,940

	~~W~~	334,687,936	~~W~~	335,757,302	~~W~~	321,818,311	~~W~~	322,415,217

Financial liabilities
Financial liabilities held for trading	~~W~~	586,944	~~W~~	586,944	~~W~~	586,923	~~W~~	586,923
Financial liabilities designated at fair value through profit or loss		2,967,069		2,967,069		2,387,681		2,387,681
Derivatives held for trading		2,355,001		2,355,001		2,282,794		2,282,794
Derivatives held for hedging		16,112		16,112		42,962		42,962
Deposits		231,608,572		232,436,005		224,268,185		224,949,129
Debts		15,317,722		15,367,181		16,240,743		16,297,523
Debentures		33,772,246		34,613,408		32,600,603		33,274,914
Other financial liabilities		16,909,026		16,886,301		12,278,613		12,255,921

	~~W~~	303,532,692	~~W~~	305,228,021	~~W~~	290,688,504	~~W~~	292,077,847

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. For each class of financial assets and financial liabilities, the Group discloses the fair value of that class of assets and liabilities in a way that permits it to be compared with its carrying amount at the end of each reporting period. The best evidence of fair value of financial instruments is a quoted price in an active market.

Methods of determining fair value for financial instruments are as follows:

Cash and due from financial institutions

The carrying amounts of cash and demand due from financial institutions and payment due from financial institutions are a reasonable approximation of fair values. These financial instruments do not have a fixed maturity and are receivable on demand. Fair value of ordinary due from financial institutions is measured using DCF model (Discounted Cash Flow Model).

Investment securities

The fair value of financial instruments that are quoted in active markets is determined using the quoted prices. Fair value is determined through the use of external professional valuation institution where quoted prices are not available. The institutions use one or more of the following valuation techniques including DCF Model, Free Cash Flow to Equity Model, Comparable Company Analysis, Dividend Discount Model, Risk Adjusted Discount Rate Method, and Net Asset Value Method.

Loans

DCF model is used to determine the fair value of loans. Fair value is determined by discounting the expected cash flows, which are contractual cash flows adjusted by the expected prepayment rate, at appropriate discount rate.

Derivatives

For exchange traded derivatives, quoted price in an active market is used to determine fair value and for OTC derivatives, fair value is determined using valuation techniques. The Group uses internally developed valuation models that are widely used by market participants to determine fair values of plain vanilla OTC derivatives including options, interest rate swaps, and currency swaps, based on observable market parameters. However, some complex financial instruments are valued using appropriate models developed from generally accepted market valuation models including the Finite Difference Method and the Monte Carlo Simulation or valuation results from independent external professional valuation institution.

Deposits

Carrying amount of demand deposits is regarded as representative of fair value because they do not have a fixed maturity and are payable on demand. Fair value of time deposits is determined using a DCF model. Fair value is determined by discounting the expected cash flows, which are contractual cash flows adjusted by the expected prepayment rate, at an appropriate discount rate.

Debts

Carrying amount of overdraft in foreign currency is regarded as representative of fair value because they do not have a fixed maturity and are payable on demand. Fair value of other debts is determined using a DCF model discounting contractual future cash flows at an appropriate discount rate.

Debentures	Fair value is determined by using the valuations of external professional valuation institution, which are calculated using market inputs.

Other financial assets and liabilities

The carrying amounts are reasonable approximation of fair values. These financial instruments are temporary accounts used for other various transactions and their maturities are relatively short or not defined. However, fair value of finance lease liabilities is measured using a DCF model.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Fair value hierarchy

The Group believes that valuation methods used for measuring the fair values of financial instruments are reasonable and that the fair values recognized in the statements of financial position are appropriate. However, the fair values of the financial instruments recognized in the statements of financial position may be different if other valuation methods or assumptions are used. Additionally, as there is a variety of valuation techniques and assumptions used in measuring fair value, it may be difficult to reasonably compare the fair value with that of other financial institutions.

The Group classifies and discloses fair value of the financial instruments into the three-level hierarchy as follows:

Level 1: The fair values are based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

Level 2: The fair values are based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: The fair values are based on unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which the fair value measurement is categorized in its entirety shall be determined on the basis of the lowest level input that is significant to the fair value measurement in its entirety. For this purpose, the significance of an input is assessed against the fair value measurement in its entirety. If a fair value measurement uses observable inputs that require significant adjustment based on unobservable inputs, that measurement is a Level 3 measurement.

Fair value hierarchy of financial assets and liabilities measured at fair value in the statements of financial position

The fair value hierarchy of financial assets and liabilities measured at fair value in the statements of financial position as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Fair value hierarchy
	Level 1		Level 2		Level 3		Total
Financial assets
Financial assets held for trading
Debt securities	~~W~~	4,374,941	~~W~~	7,190,030	~~W~~	—	~~W~~	11,564,971
Equity securities		256,038		339,635		—		595,673
Others		70,607		—		—		70,607

		4,701,586		7,529,665		—		12,231,251

Financial assets designated at fair value through profit or loss
Debt securities		—		393,351		—		393,351
Equity securities		—		246,353		—		246,353
Derivative-linked securities		—		435,002		377,047		812,049

		—		1,074,706		377,047		1,451,753

Derivatives held for trading		8,524		2,135,953		47,166		2,191,643

Derivatives held for hedging		—		125,568		3,395		128,963

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Available-for-sale financial assets[1]
Debt securities		7,169,545		12,948,474		—		20,118,019
Equity securities		913,696		3,301,596		2,351,817		6,567,109

		8,083,241		16,250,070		2,351,817		26,685,128

	~~W~~	12,793,351	~~W~~	27,115,962	~~W~~	2,779,425	~~W~~	42,688,738

Financial liabilities
Financial liabilities held for trading	~~W~~	586,944	~~W~~	—	~~W~~	—	~~W~~	586,944
Financial liabilities designated at fair value through profit or loss		—		835,792		2,131,277		2,967,069
Derivatives held for trading		20,958		2,166,482		167,561		2,355,001
Derivatives held for hedging		—		15,941		171		16,112

	~~W~~	607,902	~~W~~	3,018,215	~~W~~	2,299,009	~~W~~	5,925,126

(In millions of Korean won)	December 31, 2015
	Fair value hierarchy
	Level 1		Level 2		Level 3		Total
Financial assets
Financial assets held for trading
Debt securities	~~W~~	3,374,271	~~W~~	5,949,872	~~W~~	—	~~W~~	9,324,143
Equity securities		302,207		339,686		—		641,893
Others		69,060		—		—		69,060

		3,745,538		6,289,558		—		10,035,096

Financial assets designated at fair value through profit or loss
Debt securities		—		145,542		—		145,542
Equity securities		—		195,536		—		195,536
Derivative-linked securities		—		411,052		386,838		797,890

		—		752,130		386,838		1,138,968

Derivatives held for trading		1,688		2,120,097		44,186		2,165,971

Derivatives held for hedging		—		110,930		1,211		112,141

Available-for-sale financial assets[1]
Debt securities		6,148,688		15,461,551		424		21,610,663
Equity securities		869,451		619,102		1,888,015		3,376,568

		7,018,139		16,080,653		1,888,439		24,987,231

	~~W~~	10,765,365	~~W~~	25,353,368	~~W~~	2,320,674	~~W~~	38,439,407

Financial liabilities
Financial liabilities held for trading	~~W~~	586,923	~~W~~	—	~~W~~	—	~~W~~	586,923
Financial liabilities designated at fair value through profit or loss		—		568,302		1,819,379		2,387,681
Derivatives held for trading		15,139		2,134,427		133,228		2,282,794
Derivatives held for hedging		—		42,465		497		42,962

	~~W~~	602,062	~~W~~	2,745,194	~~W~~	1,953,104	~~W~~	5,300,360

[1]	The amounts of equity securities carried at cost in “Level 3”, which do not have a quoted market price in an active market and cannot be measured reliably at fair value, are ~~W~~150,057 million and ~~W~~121,683 million as of June 30, 2016 and December 31, 2015, respectively. These equity securities are carried at cost because it is practically difficult to quantify the intrinsic values of the equity securities issued by unlisted public and non-profit entities. In addition, due to significant fluctuations in estimated cash flows arising from entities being in its initial stages, which further results in varying and unpredictable probabilities, unlisted equity securities issued by project financing cannot be reliably and reasonably assessed. Therefore, these equity securities are carried at cost. The Group has no plan to sell these instruments in the near future.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Valuation techniques and the inputs used in the fair value measurement classified as Level 2

Financial assets and liabilities measured at fair value classified as Level 2 in the statements of financial position as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Fair value		Valuation techniques	Inputs
Financial assets
Financial assets held for trading
Debt securities	~~W~~	7,190,030	DCF Model	Discount rate
Equity securities		339,635	DCF Model, Net Asset Value	Discount rate, Fair value of underlying asset

		7,529,665

Financial assets designated at fair value through profit or loss
Debt securities		393,351	DCF Model, Hull and White Model	Discount rate, Volatility
Equity securities		246,353	DCF Model	Discount rate
Derivative-linked securities		435,002	DCF Model, Closed Form, Monte Carlo Simulation	Discount rate, Volatility of underlying asset

		1,074,706

Derivatives held for trading		2,135,953	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Discount rate, Volatility, Foreign exchange rate, Stock price and others
Derivatives held for hedging		125,568	DCF Model, Closed Form, FDM	Discount rate, Volatility, Foreign exchange rate and others
Available-for-sale financial assets
Debt securities		12,948,474	DCF Model, One Factor Hull-White Model	Discount rate, Interest rate, Volatility of interest rate
Equity securities		3,301,596	DCF Model, Net Asset Value	Discount rate, Fair value of underlying asset

		16,250,070

	~~W~~	27,115,962

Financial liabilities
Financial liabilities designated at fair value through profit or loss
Derivative-linked securities	~~W~~	835,792	DCF Model, Closed Form, Monte Carlo Simulation	Discount rate, Volatility of underlying asset

		835,792

Derivatives held for trading		2,166,482	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Discount rate, Volatility, Foreign exchange rate, Stock price and others
Derivatives held for hedging		15,941	DCF Model, Closed Form, FDM	Discount rate, Volatility, Foreign exchange rate and others

	~~W~~	3,018,215

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Fair value		Valuation techniques	Inputs
Financial assets
Financial assets held for trading
Debt securities	~~W~~	5,949,872	DCF Model	Discount rate
Equity securities		339,686	DCF Model, Net Asset Value	Discount rate, Fair value of underlying asset

		6,289,558

Financial assets designated at fair value through profit or loss
Debt securities		145,542	DCF Model, Hull and White Model	Discount rate, Volatility
Equity securities		195,536	DCF Model	Discount rate
Derivative-linked securities		411,052	DCF Model, Closed Form, Monte Carlo Simulation	Discount rate, Volatility of underlying asset

		752,130

Derivatives held for trading		2,120,097	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Discount rate, Volatility, Foreign exchange rate, Stock price and others
Derivatives held for hedging		110,930	DCF Model, Closed Form, FDM	Discount rate, Volatility, Foreign exchange rate and others
Available-for-sale financial assets
Debt securities		15,461,551	DCF Model, One Factor Hull-White Model	Discount rate, Interest rate, Volatility of interest rate
Equity securities		619,102	DCF Model, Net Asset Value	Discount rate, Fair value of underlying asset

		16,080,653

	~~W~~	25,353,368

Financial liabilities
Financial liabilities designated at fair value through profit or loss
Derivative-linked securities	~~W~~	568,302	DCF Model, Closed Form, Monte Carlo Simulation	Discount rate, Volatility of underlying asset

		568,302

Derivatives held for trading		2,134,427	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Discount rate, Volatility, Foreign exchange rate, Stock price and others
Derivatives held for hedging		42,465	DCF Model, Closed Form, FDM	Discount rate, Volatility, Foreign exchange rate and others

	~~W~~	2,745,194

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Fair value hierarchy of financial assets and liabilities whose fair values are disclosed

The fair value hierarchy of financial assets and liabilities whose the fair values are disclosed as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Fair value hierarchy
	Level 1		Level 2		Level 3		Total
Financial assets
Cash and due from financial institutions[1]	~~W~~	2,957,582	~~W~~	11,279,168	~~W~~	1,512,973	~~W~~	15,749,723
Loans		—		49,865		253,541,444		253,591,309
Held-to-maturity financial assets		1,771,199		11,774,997		—		13,546,196
Other financial assets[2]		—		—		10,181,336		10,181,336

	~~W~~	4,728,781	~~W~~	23,104,030	~~W~~	265,235,753	~~W~~	293,068,564

Financial liabilities
Deposits[1]	~~W~~	—	~~W~~	106,393,757	~~W~~	126,042,248	~~W~~	232,436,005
Debts[3]		—		695,293		14,671,888		15,367,181
Debentures		—		34,022,195		591,213		34,613,408
Other financial liabilities[4]		—		—		16,886,301		16,886,301

	~~W~~	—	~~W~~	141,111,245	~~W~~	158,191,650	~~W~~	299,302,895

(In millions of Korean won)	December 31, 2015
	Fair value hierarchy
	Level 1		Level 2		Level 3		Total
Financial assets
Cash and due from financial institutions[1]	~~W~~	2,711,519	~~W~~	11,171,092	~~W~~	2,434,342	~~W~~	16,316,953
Loans		—		—		245,244,958		245,244,958
Held-to-maturity financial assets		1,788,914		12,717,045		—		14,505,959
Other financial assets[2]		—		—		7,907,940		7,907,940

	~~W~~	4,500,433	~~W~~	23,888,137	~~W~~	255,587,240	~~W~~	283,975,810

Financial liabilities
Deposits[1]	~~W~~	—	~~W~~	100,090,671	~~W~~	124,858,458	~~W~~	224,949,129
Debts[3]		—		434,634		15,862,889		16,297,523
Debentures		—		32,532,277		742,637		33,274,914
Other financial liabilities[4]		—		—		12,255,921		12,255,921

	~~W~~	—	~~W~~	133,057,582	~~W~~	153,719,905	~~W~~	286,777,487

[1]	The amounts included in Level 2 are the carrying amounts which are reasonable approximations of the fair values.
[2]	Other financial assets of ~~W~~10,181,336 million and ~~W~~7,970,940 million are included in level 3, the carrying amounts that are reasonable approximations of fair values as of June 30, 2016 and December 31, 2015, respectively.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

[3]	Debts of ~~W~~70,249 million and ~~W~~9,884 million included in Level 2 are the carrying amounts which are reasonable approximations of fair values as of June 30, 2016 and December 31, 2015, respectively.
[4]	Other financial liabilities of ~~W~~16,481,333 million and ~~W~~11,957,239 million included in Level 3 are the carrying amounts which are reasonable approximations of fair values as of June 30, 2016 and December 31, 2015, respectively.

Valuation techniques and the inputs used in the fair value measurement

Financial assets and liabilities whose carrying amount is a reasonable approximation of fair value are not subject to disclose valuation techniques and inputs.

Valuation techniques and inputs of financial assets and liabilities whose fair values are disclosed and classified as Level 2 as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Fair value		Valuation technique	Inputs
Financial assets
Held-to-maturity financial assets	~~W~~	11,774,997	DCF Model	Discount rate
Financial liabilities
Debts		625,044	DCF Model	Discount rate
Debentures		34,022,195	DCF Model	Discount rate

(In millions of Korean won)	December 31, 2015
	Fair value		Valuation technique	Inputs
Financial assets
Held-to-maturity financial assets	~~W~~	12,717,045	DCF Model	Discount rate
Financial liabilities
Debts		424,750	DCF Model	Discount rate
Debentures		32,532,277	DCF Model	Discount rate

Valuation techniques and inputs of financial assets and liabilities whose fair values are disclosed and classified as Level 3 as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Fair value		Valuation technique	Inputs	Unobservable inputs
Financial assets
Cash and due from financial institutions	~~W~~	1,512,973	DCF Model	Credit spread, Other spread, Interest rates	Credit spread, Other spread
Loans		253,541,444	DCF Model	Credit spread, Other spread, Prepayment rate, Interest rates	Credit spread, Other spread, Prepayment rate

	~~W~~	255,054,417

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Financial liabilities
Deposits	~~W~~	126,042,248	DCF Model	Other spread, Prepayment rate, Interest rates	Other spread, Prepayment rate
Debts		14,671,888	DCF Model	Other spread, Interest rates	Other spread
Debentures		591,213	DCF Model	Other spread, Implied default probability, Interest rates	Other spread, Implied default probability
Other financial liabilities		404,968	DCF Model	Other spread, Interest rates	Other spread

	~~W~~	141,710,317

(In millions of Korean won)
	December 31, 2015
	Fair value		Valuation technique	Inputs	Unobservable inputs
Financial assets
Cash and due from financial institutions	~~W~~	2,434,342	DCF Model	Credit spread, Other spread, Interest rates	Credit spread, Other spread
Loans		245,244,958	DCF Model	Credit spread, Other spread, Prepayment rate, Interest rates	Credit spread, Other spread, Prepayment rate

	~~W~~	247,679,300

Financial liabilities
Deposits	~~W~~	124,858,458	DCF Model	Other spread, Prepayment rate, Interest rates	Other spread, Prepayment rate
Debts		15,862,889	DCF Model	Other spread, Interest rates	Other spread
Debentures		742,637	DCF Model	Other spread, Implied default probability, Interest rates	Other spread, Implied default probability
Other financial liabilities		298,682	DCF Model	Other spread, Interest rates	Other spread

	~~W~~	141,762,666

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

6.2 Level 3 of the Fair Value Hierarchy Disclosure

6.2.1 Valuation Policy and Process for Fair Value Measurement Categorized Within Level 3.

The Group uses external, independent and qualified professional valuer’s valuation to determine the fair value of the Group’s assets at the end of every reporting period.

Where a reclassification between the levels of the fair value hierarchy occurs for a financial asset or liability, the Group’s policy is to recognize such transfers as having occurred at the beginning of the reporting period.

6.2.2 Changes in Fair Value (Level 3) Measured Using Valuation Technique Based on Unobservable in Market

Details of changes in Level 3 of the fair value hierarchy for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Financial assets at fair value through profit or loss		Financial investments		Financial liabilities at fair value through profit or loss		Net derivatives financial instruments
	Designated at fair value through profit or loss		Available- for-sale financial assets		Designated at fair value through profit or loss		Derivatives held for trading		Derivatives held for hedging
Beginning balance	~~W~~	386,838	~~W~~	1,888,439	~~W~~	(1,819,379)	~~W~~	(89,042)	~~W~~	714
Total gains or losses
- Profit or loss		(57)		(2,016)		16,573		(22,334)		2,510
- Other comprehensive income (loss)		—		56,632		—		—		—
Purchases		21,637		510,383		—		1,877		—
Sales		(29,097)		(81,650)		—		(12,623)		—
Issues		—		—		(906,606)		(6,264)		—
Settlements		(2,274)		—		578,135		7,187		—
Transfers into Level 3		—		—		—		804		—
Transfers out of Level 3		—		(19,971)		—		—		—

Ending balance	~~W~~	377,047	~~W~~	2,351,817	~~W~~	(2,131,277)	~~W~~	(120,395)	~~W~~	3,224

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	2015
	Financial assets at fair value through profit or loss		Financial investments		Financial liabilities at fair value through profit or loss		Net derivatives financial instruments
	Designated at fair value through profit or loss		Available- for-sale financial assets		Designated at fair value through profit or loss		Derivatives held for trading		Derivatives held for hedging
Beginning balance	~~W~~	502,168	~~W~~	1,801,339	~~W~~	(982,426)	~~W~~	41,817	~~W~~	(2,021)
Total gains or losses
- Profit or loss		9,584		126,893		(17,312)		17,866		2,938
- Other comprehensive income (loss)		—		(64,577)		—		—		—
Purchases		293,119		394,287		—		1,467		—
Sales		(504,381)		(361,835)		—		(7,970)		—
Issues		—		—		(1,283,157)		(9,556)		—
Settlements		—		—		841,855		(26,943)		—
Transfers into Level 3		—		6,803		—		—		—
Transfers out of Level 3		—		(1,802)		—		—		—

Ending balance	~~W~~	300,490	~~W~~	1,901,108	~~W~~	(1,441,040)	~~W~~	16,681	~~W~~	917

In relation to changes in Level 3 of the fair value hierarchy, total gains or losses recognized in profit or loss for the period, and total gains or losses for the period included in profit or loss for financial instruments held at the end of the reporting period in the statements of comprehensive income for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Net income(loss) from financial investments at fair value through profit or loss		Other operating income		Net interest income
Total gains or losses included in profit or loss for the period	~~W~~	(5,818)	~~W~~	481	~~W~~	13
Total gains or losses for the period included in profit or loss for financial instruments held at the end of the reporting period		17,750		(2,905)		13

(In millions of Korean won)	2015
	Net income from financial investments at fair value through profit or loss		Other operating income	Net interest income
Total gains or losses included in profit or loss for the period	~~W~~	10,138	~~W~~ 129,824	~~W~~	7
Total gains or losses for the period included in profit or loss for financial instruments held at the end of the reporting period		30,751	61,921		7

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

6.2.3 Sensitivity Analysis of Changes in Unobservable Inputs

Information about fair value measurements using unobservable inputs as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Fair value		Valuation technique	Inputs	Unobservable inputs	Range of unobservable inputs(%)	Relationship of unobservable inputs to fair value
Financial assets
Financial assets designated at fair value through profit or loss
Derivative-linked securities	~~W~~	377,047	Monte Carlo Simulation, Closed Form, Hull and White Model ,Black-Scholes Model, Gaussian 1 factor model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	0.77~72.73	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-0.73~71.47	The higher the correlation, the higher the fair value fluctuation

Derivatives held for trading
Stock and index		44,267	DCF Model, Closed Form, Monte Carlo Simulation, Tree Model, Black-Scholes Model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	13.74~32.16	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-14.15~52.32	The higher the correlation, the higher the fair value fluctuation
Currency, interest rate and others		2,899	DCF Model, Hull and White Model, Closed Form, Monte Carlo Simulation, Tree Model

Interest rates, Foreign exchange rate, Loss given default, Stock price, Discount rate, Dividend yield, Volatility of the stock price, Volatility of the interest rate, Price of the underlying asset, Volatility of the underlying asset, Correlation between underlying asset

					Loss given default	0.13~100.00	The higher the loss given default, the lower the fair value
					Discount rate	2.02	The lower the discount rate, the higher the fair value
					Dividend yield	5.27	The higher the dividend yield, the lower the fair value
					Volatility of the stock price	17.48~21.41	The higher the volatility, the higher the fair value fluctuation
					Volatility of the interest rate	0.42	The higher the volatility, the higher the fair value fluctuation
					Volatility of the underlying asset	0.77~52.15	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-3.20~39.66	The higher the correlation, the higher the fair value fluctuation

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Derivatives held for hedging
Interest rate		3,395	DCF Model, Closed Form, FDM, Monte Carlo Simulation, Tree Model	Price of the underlying asset, Interest rates, Volatility of the underlying asset	Volatility of the underlying asset	5.39	The higher the volatility, the higher the fair value fluctuation
					Correlation between the interest rate	64.92	The higher the correlation, the higher the fair value fluctuation
Available-for-sale financial assets
Equity securities		2,351,817	DCF Model, Comparable Company Analysis, Adjusted discount rate method, Net asset value method, Dividend discount model, Hull and White model, Discounted cash flows to equity	Growth rate, Discount rate, Dividend yield, Volatility of the interest rate, Liquidation value, Recovery rate of receivables’ acquisition cost	Growth rate	0.00~1.00	The higher the growth rate, the higher the fair value
					Discount rate	1.46~25.25	The lower the discount rate, the higher the fair value
					Dividend yield	5.27	The higher the dividend yield, the higher the fair value
					Volatility of the interest rate	34.65~38.60	The higher the volatility, the higher the fair value fluctuation
					Liquidation value	0.00	The higher the liquidation value, the higher the fair value
					Recovery rate of receivables’ acquisition cost	155.83	The higher the recovery rate of receivables’ acquisition cost, the higher the fair value

	~~W~~	2,779,425

Financial liabilities
Financial liabilities designated at fair value through profit or loss
Derivative-linked securities	~~W~~	2,131,277	Closed Form, Monte Carlo Simulation, Hull and White Model, Black Scholes-Model, Gaussian 1 factor model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	0.52~72.73	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-0.73~90.12	The higher the correlation, the higher the fair value fluctuation

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Derivatives held for trading
Stock and index		160,302	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Price of the underlying asset, Interest rates, Volatility of the underlying asset, Correlation between underlying asset, Dividend yield	Volatility of the underlying asset	14.31~72.73	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-14.15~52.32	The higher the correlation, the higher the fair value fluctuation
Others		7,259	DCF Model, Closed Form, Monte Carlo Simulation, Hull and White Model	Stock price, Interest rates, Volatility of the stock price, Volatility of the interest rate, Volatility of the underlying asset, Correlation between underlying asset, Dividend yield	Volatility of the stock price	17.48	The higher the volatility, the higher the fair value fluctuation
					Volatility of the interest rate	0.42~38.60	The higher the volatility, the higher the fair value fluctuation
					Volatility of the underlying asset	18.21~52.15	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-4.65~90.12	The higher the correlation, the higher the fair value fluctuation
Derivatives held for hedging
Interest rate		171	DCF Model, Closed Form, FDM, Monte Carlo Simulation, Tree Model	Price of the underlying asset, Interest rates, Volatility of the underlying asset, Correlation between the interest rate	Volatility of the underlying asset	3.52	The higher the volatility, the higher the fair value fluctuation
					Correlation between the interest rate	64.92	The higher the correlation, the higher the fair value fluctuation

	~~W~~	2,299,009

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Fair value		Valuation technique	Inputs	Unobservable inputs	Range of unobservable inputs(%)	Relationship of unobservable inputs to fair value
Financial assets
Financial assets designated at fair value through profit or loss
Derivative-linked securities	~~W~~	386,838	Monte Carlo Simulation, Closed Form, Hull and White Model, Black-Scholes Model, Gaussian 1 factor model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	0.65~70.06	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-14.20~89.98	The higher the correlation, the higher the fair value fluctuation

Derivatives held for trading
Stock and index		43,948	DCF Model, Closed Form, Monte Carlo Simulation, Tree Model, Black-Scholes Model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	5.60~49.65	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	6.80~51.07	The higher the correlation, the higher the fair value fluctuation
Currency, Interest rate		238	DCF Model, Hull and White Model, Closed Form, Monte Carlo Simulation	Interest rates, Foreign exchange rate, Loss given default, Stock price, Volatility of stock price, Price of the underlying asset, Volatility of underlying asset, Correlation between underlying asset	Loss given default	5.56~100.00	The higher the loss given default, the lower the fair value
					Volatility of the stock price	40.02	The higher the volatility, the higher the fair value fluctuation
					Volatility of the interest rate	0.45	The higher the volatility, the higher the fair value fluctuation
					Volatility of underlying asset	13.80~46.56	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	3.42~89.98	The higher the correlation, the higher the fair value fluctuation

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Derivatives held for hedging
Interest rate		1,211	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Price of the underlying asset, Interest rates, Volatility of the underlying asset	Volatility of the underlying asset	5.96	The higher the volatility, the higher the fair value fluctuation
Available-for-sale financial assets
Debt securities		424	DCF Model	Discount rate	Discount rate	6.05	The lower the discount rate, the higher the fair value
Equity securities		1,888,015	DCF Model, Comparable Company Analysis, Adjusted discount rate method, Net asset value method, Dividend discount model, Hull and White model, Discounted cash flows to equity	Growth rate, Discount rate, Volatility of the interest rate, Liquidation value, Recovery rate of receivables’ acquisition cost	Growth rate	0.00~3.00	The higher the growth rate, the higher the fair value

					Discount rate	1.72~20.65	The lower the discount rate, the higher the fair value
					Volatility of the interest rate	24.90~27.20	The higher the volatility, the higher the fair value fluctuation
					Liquidation value	0.00	The higher the liquidation value, the higher the fair value
					Recovery rate of receivables’ acquisition cost	155.83	The higher the recovery rate of receivables’ acquisition cost, the higher the fair value

	~~W~~	2,320,674

Financial liabilities
Financial liabilities designated at fair value through profit or loss
Derivative-linked securities	~~W~~	1,819,379	Closed Form, Monte Carlo Simulation, Hull and White model, Black-Scholes model, Gaussian 1 factor model	Price of the underlying asset, Interest rates, Dividend yield, Volatility of the underlying asset, Correlation between underlying asset	Volatility of the underlying asset	0.65~70.06	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	-14.20~89.98	The higher the correlation, the higher the fair value fluctuation

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Derivatives held for trading
Stock and index		124,379	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Price of the underlying asset, Interest rates, Volatility of the underlying asset, Correlation between underlying asset, Dividend yield	Volatility of the underlying asset	15.68~70.06	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	11.96~51.07	The higher the correlation, the higher the fair value fluctuation
Others		8,849	DCF Model, Closed Form, Monte Carlo Simulation, Hull and White model	Stock price, Interest rates, Volatility of the stock price, Volatility of the underlying assets, Correlation between underlying asset, Dividend yield	Volatility of the stock price	40.02	The higher the volatility, the higher the fair value fluctuation
					Volatility of the interest rate	0.45~27.20	The higher the volatility, the higher the fair value fluctuation
					Volatility of underlying asset	13.80~46.56	The higher the volatility, the higher the fair value fluctuation
					Correlation between underlying asset	3.42~89.98	The higher the correlation, the higher the fair value fluctuation
Derivatives held for hedging
Interest rate		497	DCF Model, Closed Form, FDM, Monte Carlo Simulation	Price of the underlying asset, Interest rates, Volatility of the underlying asset	Volatility of the underlying asset	3.93	The higher the volatility, the higher the fair value fluctuation

	~~W~~	1,953,104

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Sensitivity analysis of changes in unobservable inputs

Sensitivity analysis of financial instruments is performed to measure favorable and unfavorable changes in the fair value of financial instruments which are affected by the unobservable parameters, using a statistical technique. When the fair value is affected by more than two input parameters, the amounts represent the most favorable or most unfavorable. Level 3 financial instruments subject to sensitivity analysis are equity-related derivatives, currency-related derivatives and interest rate-related derivatives whose fair value changes are recognized in profit or loss as well as debt securities and unlisted equity securities (including private equity funds) whose fair value changes are recognized in profit or loss or other comprehensive income or loss.

The results of the sensitivity analysis from changes in inputs are as follows:

(In millions of Korean won)	June 30, 2016
	Recognition in profit or loss				Other comprehensive income or loss
	Favorable changes		Unfavorable changes		Favorable changes		Unfavorable changes
Financial assets
Financial assets designated at fair value through profit or loss
Derivative-linked securities[1]	~~W~~	6,166	~~W~~	(7,057)	~~W~~	—	~~W~~	—
Derivatives held for trading[2]		4,013		(4,538)		—		—
Derivatives held for hedging[2]		21		(15)		—		—
Available-for-sale financial assets
Equity securities[4]		—		—		155,629		(76,564)

	~~W~~	10,200	~~W~~	(11,610)	~~W~~	155,629	~~W~~	(76,564)

Financial liabilities
Financial liabilities designated at fair value through profit or loss[1]	~~W~~	49,378	~~W~~	(31,202)	~~W~~	—	~~W~~	—
Derivatives held for trading[2]		23,339		(34,348)		—		—
Derivatives held for hedging[2]		6		(5)		—		—

	~~W~~	72,723	~~W~~	(65,555)	~~W~~	—	~~W~~	—

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Recognition in profit or loss				Other comprehensive income or loss
	Favorable changes		Unfavorable changes		Favorable changes		Unfavorable changes
Financial assets
Financial assets designated at fair value through profit or loss
Derivative-linked securities[1]	~~W~~	9,211	~~W~~	(11,642)	~~W~~	—	~~W~~	—
Derivatives held for trading[2]		2,800		(3,891)		—		—
Derivatives held for hedging[2]		81		(71)		—		—
Available-for-sale financial assets
Debt securities[3]		—		—		20		(19)
Equity securities[4]		—		—		189,271		(88,066)

	~~W~~	12,092	~~W~~	(15,604)	~~W~~	189,291	~~W~~	(88,085)

Financial liabilities
Financial liabilities designated at fair value through profit or loss[1]	~~W~~	57,529	~~W~~	(41,499)	~~W~~	—	~~W~~	—
Derivatives held for trading[2]		30,011		(43,272)		—		—
Derivatives held for hedging[2]		17		(16)		—		—

	~~W~~	87,557	~~W~~	(84,787)	~~W~~	—	~~W~~	—

[1]	For financial assets designated at fair value through profit or loss, the changes in fair value are calculated by shifting principal unobservable input parameters such stock price fluctuation range by +/- 10%.
[2]	For stock and index-related derivatives, the changes in fair value are calculated by shifting principal unobservable input parameters such as the correlation of rates of return on stocks and the volatility of the underlying asset by ± 10%. For currency-related derivatives, the changes in fair value are calculated by shifting the unobservable input parameters, such as the loss given default ratio by ± 1%. For interest rate-related derivatives, the correlation of the interest rates or the volatility of the underlying asset is shifted by ± 10% to calculate the fair value changes.
[3]	For debt securities, the changes in fair value are calculated by shifting principal unobservable input parameters; such as, discount rate by +/- 1%.
[4]	For equity securities, the changes in fair value are calculated by shifting principal unobservable input parameters such as correlation between growth rate (0~0.5%) and discount rate, liquidation value (-1~1%) and discount rate, or recovery rate of receivables’ acquisition cost (-1~1%). Sensitivity of fair values to unobservable parameters of private equity fund is practically impossible, but in the case of equity fund composed of real estates, the changes in fair value are calculated by shifting correlation between discount rate (-1~1%) and volatilities of real estate price (-1~1%).

6.2.4 Day One Gain or Loss

If the Group uses a valuation technique that incorporates data not obtained from observable markets for the fair value at initial recognition of financial instruments, there could be a difference between the transaction price and the amount determined using that valuation technique. In these circumstances, the fair value of financial instruments is recognized as the transaction price, and the difference is deferred and not recognized in profit or loss, and is amortized by using the straight-line method over the life of the financial instrument. When the fair value of the financial instruments is subsequently determined using observable market inputs, the remaining deferred amount is recognized in profit or loss.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The aggregate difference yet to be recognized in profit or loss at the beginning and end of the period and a reconciliation of changes in the balance of this difference for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Balance at the beginning of the period (A)	~~W~~	4,055	~~W~~	1,376
New transactions (B)		(1,574)		3,784
Amounts recognized in profit or loss during the period (C=a+b)		(784)		(1,512)
a. Amortization		(775)		(1,418)
b. Settlement		(9)		(94)

Balance at the end of the period (A+B+C)	~~W~~	1,697	~~W~~	3,648

6.3 Carrying Amounts of Financial Instruments by Category

Financial assets and liabilities are measured at fair value or amortized cost. The carrying amounts of financial assets and liabilities by category as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
	Financial assets at fair value through profit or loss
	Held for trading		Designated at fair value through profit or loss		Loans and receivables		Available- for-sale financial assets		Held-to- Maturity financial assets		Derivatives held for hedging		Total
Financial assets
Cash and due from financial institutions	~~W~~	—	~~W~~	—	~~W~~	15,743,389	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	15,743,389
Financial assets at fair value through profit or loss		12,231,251		1,451,753		—		—		—		—		13,683,004
Derivatives		2,191,643		—		—		—		—		128,963		2,320,606
Loans		—		—		253,085,076		—		—		—		253,085,076
Financial investments		—		—		—		26,685,128		12,989,397		—		39,674,525
Other financial assets		—		—		10,181,336		—		—		—		10,181,336

	~~W~~	14,422,894	~~W~~	1,451,753	~~W~~	279,009,801	~~W~~	26,685,128	~~W~~	12,989,397	~~W~~	128,963	~~W~~	334,687,936

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	June 30, 2016
	Financial liabilities at fair value through profit or loss
	Held for trading		Designated at fair value through profit or loss		Financial liabilities at amortized cost		Derivatives held for hedging		Total
Financial liabilities
Financial liabilities at fair value through profit or loss	~~W~~	586,944	~~W~~	2,967,069	~~W~~	—	~~W~~	—	~~W~~	3,554,013
Derivatives		2,355,001		—		—		16,112		2,371,113
Deposits		—		—		231,608,572		—		231,608,572
Debts		—		—		15,317,722		—		15,317,722
Debentures		—		—		33,772,246		—		33,772,246
Other financial liabilities		—		—		16,909,026		—		16,909,026

	~~W~~	2,941,945	~~W~~	2,967,069	~~W~~	297,607,566	~~W~~	16,112	~~W~~	303,532,692

(In millions of Korean won)
	December 31, 2015
	Financial assets at fair value through profit or loss
	Held for trading		Designated at fair value through profit or loss		Loans and receivables		Available- for-sale financial assets		Held-to- Maturity financial assets		Derivatives held for hedging		Total
Financial assets
Cash and due from financial institutions	~~W~~	—	~~W~~	—	~~W~~	16,316,066	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	16,316,066
Financial assets at fair value through profit or loss		10,035,096		1,138,968		—		—		—		—		11,174,064
Derivatives		2,165,971		—		—		—		—		112,141		2,278,112
Loans		—		—		245,005,370		—		—		—		245,005,370
Financial investments		—		—		—		24,987,231		14,149,528		—		39,136,759
Other financial assets		—		—		7,907,940		—		—		—		7,907,940

	~~W~~	12,201,067	~~W~~	1,138,968	~~W~~	269,229,376	~~W~~	24,987,231	~~W~~	14,149,528	~~W~~	112,141	~~W~~	321,818,311

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	December 31, 2015
	Financial liabilities at fair value through profit or loss
	Held for trading		Designated at fair value through profit or loss		Financial liabilities at amortized cost		Derivatives held for hedging		Total
Financial liabilities
Financial liabilities at fair value through profit or loss	~~W~~	586,923	~~W~~	2,387,681	~~W~~	—	~~W~~	—	~~W~~	2,974,604
Derivatives		2,282,794		—		—		42,962		2,325,756
Deposits		—		—		224,268,185		—		224,268,185
Debts		—		—		16,240,743		—		16,240,743
Debentures		—		—		32,600,603		—		32,600,603
Other financial liabilities		—		—		12,278,613		—		12,278,613

	~~W~~	2,869,717	~~W~~	2,387,681	~~W~~	285,388,144	~~W~~	42,962	~~W~~	290,688,504

6.4 Offsetting financial assets and financial liabilities

The Group entered into master netting agreement with the counterparty through International Derivatives Swaps and Dealers Association (“ISDA”) or other similar agreements in relation to Over-the-counter derivatives and foreign exchange spot transaction. Repurchase agreements and stock lending and borrowing transactions of the Group are offset through similar netting agreements as derivatives. In accordance with the master netting agreement, the contact with the counterparty is terminated in certain circumstances; such as, bankruptcy or insolvency. At the termination, the receivables and payment of the counterparty offset, and receive/pay the net balance from/to the counterparty. Besides the financial instruments mentioned above, the Group has other financial instruments; such as, domestic exchange transactions and marketable securities, receivables and payable relating to derivative instruments. Theses financial instruments are settled at net basis in accordance with the legal net obligations; therefore, they are presented in the statement of financial position after offset.

Details of financial assets subject to offsetting, enforceable master netting arrangements or similar agreement as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
							Amount not offset
	Gross assets		Gross liabilities offset		Net amounts presented in the statement of financial position		Financial instruments		Cash collateral		Net amount
Derivatives held for trading	~~W~~	2,134,061	~~W~~	—	~~W~~	2,134,061	~~W~~	(1,634,385)	~~W~~	(29,142)	~~W~~	470,534
Derivatives held for hedging		128,963		—		128,963		(15,991)		—		112,972
Receivable spot exchange		4,956,289		—		4,956,289		(4,952,621)		—		3,668
Reverse repurchase agreements		2,748,300		—		2,748,300		(2,748,300)		—		—
Domestic exchange settlement debits		19,720,042		(18,613,047)		1,106,995		—		—		1,106,995
Other financial instruments		1,459,845		(1,314,189)		145,656		(5,898)		—		139,758

	~~W~~	31,147,500	~~W~~	(19,927,236)	~~W~~	11,220,264	~~W~~	(9,357,195)	~~W~~	(29,142)	~~W~~	1,833,927

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	December 31, 2015
							Amount not offset
	Gross assets		Gross liabilities offset		Net amounts presented in the statement of financial position		Financial instruments		Cash collateral		Net amount
Derivatives held for trading	~~W~~	2,117,556	~~W~~	—	~~W~~	2,117,556	~~W~~	(1,611,788)	~~W~~	(22,221)	~~W~~	483,547
Derivatives held for hedging		111,341		—		111,341		(15,650)		—		95,691
Receivable spot exchange		2,841,945		—		2,841,945		(2,840,480)		—		1,465
Reverse repurchase agreements		2,028,200		—		2,028,200		(2,028,200)		—		—
Domestic exchange settlement debits		20,124,480		(17,986,079)		2,138,401		—		—		2,138,401
Other financial instruments		599,259		(473,983)		125,276		—		—		125,276

	~~W~~	27,822,781	~~W~~	(18,460,062)	~~W~~	9,362,719	~~W~~	(6,496,118)	~~W~~	(22,221)	~~W~~	2,844,380

Details of financial liabilities subject to offsetting, enforceable master netting arrangements or similar agreement as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)
	June 30, 2016
							Amount not offset				Net amount
	Gross liabilities		Gross asset offset		Net amounts presented in the statement of financial position		Financial instruments		Cash collateral
Derivatives held for trading	~~W~~	2,339,283	~~W~~	—	~~W~~	2,339,283	~~W~~	(1,647,183)	~~W~~	—	~~W~~	692,100
Derivatives held for hedging		3,327		—		3,327		(2,853)		—		474
Payable spot exchange		4,962,677		—		4,962,677		(4,952,621)		—		10,056
Repurchase agreements[1]		1,627,029		—		1,627,029		(1,627,029)		—		—
Securities borrowing agreements		517,010		—		517,010		(517,010)		—		—
Domestic exchange settlement credits		18,735,862		(18,613,047)		122,815		(122,815)		—		—
Other financial instruments		1,467,820		(1,314,188)		153,632		(11,878)		—		141,754

	~~W~~	29,653,008	~~W~~	(19,927,235)	~~W~~	9,725,773	~~W~~	(8,881,389)	~~W~~	—	~~W~~	844,384

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)
	December 31, 2015
							Amount not offset
	Gross liabilities		Gross assets offset		Net amounts presented in the statement of financial position		Financial instruments		Cash collateral		Net amount
Derivatives held for trading	~~W~~	2,288,296	~~W~~	—	~~W~~	2,288,296	~~W~~	(1,724,586)	~~W~~	(4,632)	~~W~~	559,078
Derivatives held for hedging		34,761		—		34,761		(14,417)		—		20,344
Payable spot exchange		2,842,407		—		2,842,407		(2,840,480)		—		1,927
Repurchase agreements[1]		1,817,754		—		1,817,754		(1,817,754)		—		—
Securities borrowing agreements		517,458		—		517,458		(517,458)		—		—
Domestic exchange settlement credits		18,104,678		(17,986,079)		118,599		(118,599)		—		—
Other financial instruments		597,782		(473,983)		123,799		(53)		—		123,746

	~~W~~	26,203,136	~~W~~	(18,460,062)	~~W~~	7,743,074	~~W~~	(7,033,347)	~~W~~	(4,632)	~~W~~	705,095

[1]	Includes repurchase agreements sold to customers.

7. Due from Financial Institutions

Details of due from financial institutions as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		Financial institutions	Interest rate(%)	June 30, 2016		December 31, 2015
Due from financial institutions in Korean won	Due from Bank of Korea	Bank of Korea	0.00~1.28	~~W~~	6,224,525	~~W~~	6,376,961
	Due from banks	KEB Hana Bank and others	0.00~2.60		698,981		1,610,649
	Due from others	Kyobo Securities Co., Ltd. and others	0.00~1.20		3,381,912		3,406,289

					10,305,418		11,393,899

Due from financial institutions in foreign currencies	Due from banks in foreign currencies	Bank of Korea and others	—		1,525,901		1,211,342
	Time deposits in foreign currencies	China Merchants Bank NY Branch and others	0.01~3.60		932,037		1,131,816
	Due from others	Bank of Japan and others	—		125,001		107,697

					2,582,939		2,450,855

				~~W~~	12,888,357	~~W~~	13,844,754

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Restricted cash from financial institutions as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		Financial Institutions	June 30, 2016		December 31, 2015		Reason for restriction
Due from financial institutions in Korean won	Due from Bank of Korea	Bank of Korea	~~W~~	6,224,525	~~W~~	6,376,961	Bank of Korea Act
	Due from Banking institution	Morgan Stanley Bank International Ltd. and others		126,252		96,708	Deposits related to securitization and others
	Due from others	The Korea Securities Finance Corporation and others		164,704		86,915	Market entry deposit and others

				6,515,481		6,560,584

Due from financial institutions in foreign currencies	Due from banks in foreign currencies	Bank of Korea and others		448,778		501,379	Bank of Korea Act and others
	Time deposit in foreign currencies	Corpbanca New York Branch and others		17,471		17,580	Bank Act of the State of New York
	Due from others	Samsung Futures Inc. and others		54,311		44,698	Derivatives margin account and others

				520,560		563,657

			~~W~~	7,036,041	~~W~~	7,124,241

8. Derivative Financial Instruments and Hedge Accounting

The Group’s derivative operations focus on addressing the needs of the Group’s corporate clients to hedge their risk exposure and to hedge the Group’s risk exposure that results from such client contracts. The Group also engages in derivative trading activities to hedge the interest rate and foreign currency risk exposures that arise from the Group’s own assets and liabilities. In addition, the Group engages in proprietary trading of derivatives within the Group’s regulated open position limits.

The Group provides and trades a range of derivatives products, including:

•	Interest rate swaps, relating to interest rate risks in Korean won

•	Cross-currency swaps, forwards and options relating to foreign exchange rate risks,

•	Stock price index options linked with the KOSPI index.

In particular, the Group applies fair value hedge accounting using cross currency swaps, interest rate swaps and others to hedge the risk of changes in fair values due to the changes in interest rates and foreign exchange rates of structured debts in Korean won, financial debentures in foreign currencies, structured deposits in Korean won, and structured deposits in foreign currencies. In addition, the Group applies net investment hedge accounting by designating financial debentures in foreign currencies as hedging instruments to hedge foreign exchange risks on net investments in foreign operations.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of derivative financial instruments held for trading as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Notional amount		Assets		Liabilities
Interest rate
Futures[1]	~~W~~	2,252,279	~~W~~	—	~~W~~	—
Swaps		91,449,598		1,000,112		939,156
Options		5,484,500		81,656		196,968

		99,186,377		1,081,768		1,136,124

Currency
Forwards		47,485,239		503,885		401,347
Futures[1]		471,589		55		40
Swaps		26,709,720		517,539		603,992
Options		422,637		2,154		3,226

		75,089,185		1,023,633		1,008,605

Stock and index
Futures[1]		72,576		174		1,056
Swaps		1,455,678		8,341		162,107
Options		862,165		44,949		19,897

		2,390,419		53,464		183,060

Credit
Swaps		900,000		19,813		19,756

		900,000		19,813		19,756

Commodity
Futures[1]		6,524		7		196
Swaps		3,716		162		177

		10,240		169		373

Other		847,820		12,796		7,083

	~~W~~	178,424,041	~~W~~	2,191,643	~~W~~	2,355,001

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Notional amount		Assets		Liabilities
Interest rate
Futures[1]	~~W~~	1,412,251	~~W~~	—	~~W~~	—
Swaps		92,008,910		910,744		892,601
Options		5,874,500		73,724		133,087

		99,295,661		984,468		1,025,688

Currency
Forwards		34,103,783		512,411		308,540
Futures[1]		606,297		150		44
Swaps		25,303,179		596,668		782,911
Options		373,241		2,197		3,526

		60,386,500		1,111,426		1,095,021

Stock and index
Futures[1]		177,781		486		81
Swaps		1,297,420		9,690		122,188
Options		471,095		35,543		17,554

		1,946,296		45,719		139,823

Credit
Swaps		600,000		13,408		13,413

		600,000		13,408		13,413

Commodity
Futures[1]		2,885		31		—
Swaps		5,074		638		699

		7,959		669		699

Other		793,200		10,281		8,150

	~~W~~	163,029,616	~~W~~	2,165,971	~~W~~	2,282,794

[1]	A gain or loss from daily mark-to-market futures is reflected in the margin accounts.

Fair Value Hedge

Details of derivative instruments designated as fair value hedge as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Notional amount		Assets		Liabilities
Interest rate
Swaps	~~W~~	3,209,985	~~W~~	105,533	~~W~~	1,903
Currency
Forwards		365,539		4,643		861
Other		140,000		3,392		128

	~~W~~	3,715,524	~~W~~	113,568	~~W~~	2,892

(In millions of Korean won)	December 31, 2015
	Notional amount		Assets		Liabilities
Interest rate
Swaps	~~W~~	3,108,538	~~W~~	91,341	~~W~~	21,461
Currency
Forwards		331,533		800		7,637
Other		140,000		1,211		497

	~~W~~	3,580,071	~~W~~	93,352	~~W~~	29,595

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Gains and losses from fair value hedging instruments and hedged items attributable to the hedged risk for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Gains(losses) on hedging instruments	~~W~~	47,688	~~W~~	(16,857)
Gains(losses) on the hedged items attributable to the hedged risk		(47,895)		17,398

	~~W~~	(207)	~~W~~	541

Cash Flow Hedge

Details of derivative instruments designated as cash flow hedge as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Notional amount		Assets		Liabilities
Interest rate
Swaps	~~W~~	808,000	~~W~~	—	~~W~~	13,220
Currency
Swaps		349,410		15,395		—

	~~W~~	1,157,410	~~W~~	15,395	~~W~~	13,220

(In millions of Korean won)	December 31, 2015
	Notional amount		Assets		Liabilities
Interest rate
Swaps	~~W~~	498,000	~~W~~	—	~~W~~	13,367
Currency
Swaps		351,600		18,789		—

	~~W~~	849,600	~~W~~	18,789	~~W~~	13,367

Gains and losses from cash flow hedging instruments and hedged items attributable to the hedged risk for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Gains(losses) on hedging instruments	~~W~~	(3,295)	~~W~~	5,199
Gains(losses) on effectiveness (amount recognized in other comprehensive income (loss))		(3,615)		4,779

Gains(losses) on ineffectiveness	~~W~~	320	~~W~~	420

Amounts recognized in other comprehensive income (loss) and reclassified from equity to profit or loss for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Amount recognized in other comprehensive income (loss)	~~W~~	(3,615)	~~W~~	4,779
Amount reclassified from equity to profit or loss		2,175		(7,243)
Tax effect		(7)		(19)

	~~W~~	(1,447)	~~W~~	(2,483)

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Hedge on Net Investments in Foreign Operations

The effective portion of gain (loss) on hedging instruments recognized in other comprehensive income (loss) for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Amount recognized in other comprehensive income (loss)	~~W~~	(1,765)	~~W~~	(9,900)
Tax effect		427		2,396

Amount recognized in other comprehensive income (loss), net of tax	~~W~~	(1,338)	~~W~~	(7,504)

There are no ineffective portion of gain (loss) related to hedge on net investments in foreign operations for the six-month periods ended June 30, 2016.

The fair value of non-derivative financial instruments designated as hedging instruments is as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Loans in foreign currencies	~~W~~	192,588	~~W~~	582,205

9. Loans

Details of loans as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Loans	~~W~~	254,679,989	~~W~~	246,911,148
Deferred loan origination fees and costs		687,419		676,276
Less: Allowances for loan losses		(2,282,332)		(2,582,054)

Carrying amount	~~W~~	253,085,076	~~W~~	245,005,370

Details of loans for other banks as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Loans	~~W~~	5,621,188	~~W~~	6,779,962
Less: Allowances for loan losses		(4)		(39)

Carrying amount	~~W~~	5,621,184	~~W~~	6,779,923

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of loan types and customer types of loans to customers, other than banks, as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Retail		Corporate		Credit card		Total
Loans in Korean won	~~W~~	123,592,062	~~W~~	98,092,110	~~W~~	—	~~W~~	221,684,172
Loans in foreign currencies		50,230		2,709,273		—		2,759,503
Domestic import usance bills		—		2,811,774		—		2,811,774
Off-shore funding loans		—		562,458		—		562,458
Call loans		—		60,020		—		60,020
Bills bought in Korean won		—		5,004		—		5,004
Bills bought in foreign currencies		—		2,204,059		—		2,204,059
Guarantee payments under payment guarantee		162		15,030		—		15,192
Credit card receivables in Korean won		—		—		12,525,198		12,525,198
Credit card receivables in foreign currencies		—		—		6,743		6,743
Reverse repurchase agreements		—		1,688,000		—		1,688,000
Privately placed bonds		—		754,409		—		754,409
Factored receivables		1,609,209		26,595		—		1,635,804
Lease receivables		1,318,959		73,810		—		1,392,769
Loans for installment credit		1,641,115		—		—		1,641,115

		128,211,737		109,002,542		12,531,941		249,746,220

Proportion (%)		51.34		43.64		5.02		100.00
Less: Allowances		(399,990)		(1,471,099)		(411,239)		(2,282,328)

	~~W~~	127,811,747	~~W~~	107,531,443	~~W~~	12,120,702	~~W~~	247,463,892

(In millions of Korean won)	December 31, 2015
	Retail		Corporate		Credit card		Total
Loans in Korean won	~~W~~	119,232,458	~~W~~	93,544,200	~~W~~	—	~~W~~	212,776,658
Loans in foreign currencies		42,413		2,659,902		—		2,702,315
Domestic import usance bills		—		3,445,301		—		3,445,301
Off-shore funding loans		—		584,914		—		584,914
Call loans		—		198,045		—		198,045
Bills bought in Korean won		—		5,257		—		5,257
Bills bought in foreign currencies		—		2,812,217		—		2,812,217
Guarantee payments under payment guarantee		109		26,129		—		26,238
Credit card receivables in Korean won		—		—		12,131,776		12,131,776
Credit card receivables in foreign currencies		—		—		4,149		4,149
Reverse repurchase agreements		—		228,000		—		228,000
Privately placed bonds		—		822,037		—		822,037
Factored receivables		2,658,457		48,568		—		2,707,025
Lease receivables		1,149,352		61,054		—		1,210,406
Loans for installment credit		1,153,124		—		—		1,153,124

		124,235,913		104,435,624		12,135,925		240,807,462

Proportion (%)		51.59		43.37		5.04		100.00
Less: Allowances		(491,352)		(1,692,313)		(398,350)		(2,582,015)

	~~W~~	123,744,561	~~W~~	102,743,311	~~W~~	11,737,575	~~W~~	238,225,447

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

10. Allowances for Loan Losses

Changes in the allowances for loan losses for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Retail		Corporate		Credit card		Total
Beginning	~~W~~	491,352	~~W~~	1,692,352	~~W~~	398,350	~~W~~	2,582,054
Written-off		(132,287)		(453,776)		(171,980)		(758,043)
Recoveries from written-off loans		92,532		51,604		66,353		210,489
Sale and repurchase		(10,148)		(39,594)		—		(49,742)
Provision(reversal)[1]		(32,559)		217,489		121,546		306,476
Other changes		(8,900)		3,028		(3,030)		(8,902)

Ending	~~W~~	399,990	~~W~~	1,471,103	~~W~~	411,239	~~W~~	2,282,332

(In millions of Korean won)	2015
	Retail		Corporate		Credit card		Total
Beginning	~~W~~	536,959	~~W~~	1,525,152	~~W~~	389,941	~~W~~	2,452,052
Written-off		(179,547)		(318,620)		(179,304)		(677,471)
Recoveries from written-off loans		94,943		92,610		65,153		252,706
Sale and repurchase		(2,835)		(25,811)		—		(28,646)
Provision[1]		61,861		277,411		130,228		469,500
Other changes		346		426		(1,820)		(1,048)

Ending	~~W~~	511,727	~~W~~	1,551,168	~~W~~	404,198	~~W~~	2,467,093

[1]	Provision for credit losses in statements of comprehensive income also include provision for unused commitments and guarantees (Note 22), provision (reversal) for financial guarantees contracts (Note 22), and provision (reversal) for other financial assets (Note 17).

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

11. Financial Assets at Fair Value through Profit or Loss and Financial Investments

Details of financial assets at fair value through profit or loss and financial investments as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Financial assets held for trading
Debt securities:
Government and public bonds	~~W~~	4,140,579	~~W~~	2,509,783
Financial bonds		4,242,536		3,973,387
Corporate bonds		2,566,356		2,106,163
Asset-backed securities		203,692		316,485
Others		411,808		418,325
Equity securities:
Stocks		31,487		38,124
Beneficiary certificates		564,186		603,769
Others		70,607		69,060

		12,231,251		10,035,096

Financial assets designated at fair value through profit or loss
Debt securities:
Corporate bonds		393,351		145,542
Equity securities:
Beneficiary certificates		246,353		195,536
Derivative-linked securities		812,049		797,890

		1,451,753		1,138,968

Total financial assets at fair value through profit or loss	~~W~~	13,683,004	~~W~~	11,174,064

Available-for-sale financial assets
Debt securities:
Government and public bonds	~~W~~	4,088,591	~~W~~	3,756,819
Financial bonds		7,381,205		7,241,493
Corporate bonds		4,619,907		4,979,535
Asset-backed securities		3,454,307		5,215,974
Others		574,009		416,842
Equity securities:
Stocks		2,242,733		2,045,381
Equity investments and others		207,879		66,246
Beneficiary certificates		4,116,497		1,264,941

		26,685,128		24,987,231

Held-to-maturity financial assets
Debts securities:
Government and public bonds		2,529,359		2,592,221
Financial bonds		2,270,986		1,863,810
Corporate bonds		4,347,895		5,529,595
Asset-backed securities		3,841,157		4,163,902

		12,989,397		14,149,528

Total financial investments	~~W~~	39,674,525	~~W~~	39,136,759

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The impairment losses and the reversal of impairment losses in financial investments for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Impairment		Reversal		Net
Available-for-sale financial assets	~~W~~	(6,343)	~~W~~	—	~~W~~	(6,343)

(In millions of Korean won)	2015
	Impairment		Reversal		Net
Available-for-sale financial assets	~~W~~	(111,639)	~~W~~	—	~~W~~	(111,639)

12. Investments in Associates

Investments in associates as of June 30, 2016 and December 31, 2015, are as follows:

(in millions of Korean won)	June 30, 2016
	Ownership(%)	Acquisition cost		Share of net asset amount		Carrying amount		Industry	Location
Associates
KB Insurance Co., Ltd. [1]	33.29	~~W~~	882,134	~~W~~	1,213,434	~~W~~	1,212,713	Non-life insurance	Korea
Hyundai Securities Co., Ltd. [2]	29.62		1,349,150		1,011,486		1,454,081	Investment finance	Korea
Balhae Infrastructure Fund [3]	12.61		128,110		130,952		130,952	Investment finance	Korea
Korea Credit Bureau Co., Ltd.[3]	9.00		4,500		4,506		4,506	Credit information	Korea
JSC Bank CenterCredit
Ordinary share[4]	29.56		954,104		(34,092)		—	Banking	Kazakhstan
Preference share[4]	93.15
KoFC KBIC Frontier Champ 2010-5(PEF) [11]	50.00		25,985		25,375		24,989	Investment finance	Korea
Shinla Construction Co., Ltd. [10]	20.24		—		(536)		—	Specialty construction	Korea
KB GwS Private Securities Investment Trust	26.74		113,880		131,612		128,141	Investment finance	Korea
Incheon Bridge Co., Ltd.[3]	14.99		24,677		(365)		—	Operation of highways and related facilities	Korea
KoFC POSCO HANHWA KB shared growth Private Equity Fund	25.00		31,875		32,515		32,515	Investment finance	Korea
Terra Co., Ltd.[10]	24.06		—		31		15	Manufacture of hand-operated kitchen appliances and metal ware	Korea
MJT&I Co., Ltd.[10]	22.89		—		(533)		195	Wholesale of other goods	Korea
Jungdong Steel Co., Ltd.[10]	42.88		—		(362)		—	Wholesale of primary metal	Korea
Doosung Metal Co., Ltd.[10]	35.63		—		20		17	Manufacture of metal products	Korea
Myungwon Tech Co., Ltd.[10]	25.62		—		(454)		—	Manufacture of automobile parts	Korea
Shinhwa Underwear Co., Ltd.[10]	26.24		—		(142)		100	Manufacture of underwears and sleepwears	Korea

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Dpaps Co., Ltd.[10]	38.62		—		151		—	Wholesale of paper products	Korea
Ejade Co., Ltd.[10]	25.67		—		238		—	Wholesale of underwears	Korea
Kendae Co., Ltd.[10]	41.01		—		(351)		—	Screen printing	Korea
Jaeyang Industry Co., Ltd.[10]	20.86		—		(522)		—	Manufacture of luggage and other protective cases	Korea
KB Star office Private real estate Investment Trust No.1	21.05		20,000		20,302		19,889	Investment finance	Korea
NPS KBIC Private Equity Fund No. 1[3]	2.56		3,393		—		—	Investment finance	Korea
KBIC Private Equity Fund No. 3[3]	2.00		2,050		2,373		2,373	Investment finance	Korea
HIMS Co., Ltd.[12]	—		—		—		—	Semiconductor equipment manufacturing	Korea
RAND Bio Science Co., Ltd.	24.24		2,000		694		2,000	Research and experimental development on medical sciences and pharmacy	Korea
KB-Glenwood Private Equity Fund[3]	0.03		10		10		10	Investment finance	Korea
KB No.5 Special Purpose Acquisition Company[3,5]	0.19		10		20		20	SPAC	Korea
KB No.7 Special Purpose Acquisition Company[3,7]	0.93		50		88		88	SPAC	Korea
KB No.8 Special Purpose Acquisition Company[3,8]	0.10		10		19		19	SPAC	Korea
KB No.9 Special Purpose Acquisition Company[3,9]	10.46		2,879		2,827		2,827	SPAC	Korea
SY Auto Capital Co., Ltd.	49.00		9,800		11,138		8,355	Installment loan	Korea

		~~W~~	3,554,617	~~W~~	2,550,434	~~W~~	3,023,805

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(in millions of Korean won)	December 31, 2015
	Ownership(%)	Acquisition cost		Share of net asset amount		Carrying amount		Industry	Location
Associates
KB Insurance Co., Ltd. [1]	33.29	~~W~~	882,134	~~W~~	1,077,380	~~W~~	1,077,014	Non-life insurance	Korea
Balhae Infrastructure Fund[3]	12.61		125,462		128,275		128,275	Investment finance	Korea
Korea Credit Bureau Co., Ltd.[3]	9.00		4,500		4,580		4,580	Credit information	Korea
UAMCO., Ltd.[3]	17.50		85,050		125,822		129,707	Other finance	Korea
JSC Bank CenterCredit
Ordinary share[4]	29.56		954,104		(21,990)		—	Banking	Kazakhstan
Preference share[4]	93.15
KoFC KBIC Frontier Champ 2010-5(PEF)[11]	50.00		26,885		25,895		25,508	Investment finance	Korea
United PF 1st Recovery Private Equity Fund[3]	17.73		172,441		187,596		183,117	Other finance	Korea
Shinla Construction Co., Ltd.[10]	20.24		—		(518)		—	Specialty construction	Korea
KB GwS Private Securities Investment Trust	26.74		113,880		131,011		127,539	Investment finance	Korea
Incheon Bridge Co., Ltd.[10]	14.99		24,677		(1,879)		—	Operation of highways and related facilities	Korea
KoFC POSCO HANHWA KB Shared Growth Private Equity Fund	25.00		30,950		29,090		28,470	Investment finance	Korea
Terra Co., Ltd. [10]	24.06		—		37		21	Manufacture of hand-operated kitchen appliances and metal ware	Korea
MJT&I Co., Ltd.[10]	22.89		—		(580)		149	Wholesale of other goods	Korea
Jungdong Steel Co., Ltd.[10]	42.88		—		87		33	Wholesale of primary metal	Korea
Doosung Metal Co., Ltd.[10]	35.63		—		(47)		—	Manufacture of metal products	Korea
Myungwon Tech Co., Ltd.[10]	25.62		—		(447)		—	Manufacture of automobile parts	Korea
Shinhwa Underwear Co., Ltd.[10]	26.24		—		(186)		56	Manufacture of underwears and sleepwears	Korea
Dpaps Co., Ltd.[10]	38.62		—		339		—	Wholesale of paper products	Korea
Ejade Co., Ltd.[9]	25.67		—		591		—	Wholesale of underwears	Korea
KB Star office Private real estate Investment Trust No.1	21.05		20,000		20,328		19,915	Investment finance	Korea
NPS KBIC Private Equity Fund No. 1[3]	2.56		3,393		—		—	Investment finance	Korea
KBIC Private Equity Fund No. 3[3]	2.00		2,050		2,348		2,348	Investment finance	Korea
Sawnics Co., Ltd.	26.93		1,500		1,397		1,397	Manufacture of mobile phone parts	Korea
KB-Glenwood Private Equity Fund[3]	0.03		10		10		10	Investment finance	Korea
KB No.5 Special Purpose Acquisition Company[3,5]	0.19		10		20		20	Special Purpose Acquisition Company	Korea

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

KB No.6 Special Purpose Acquisition Company[3,6]	0.25		40		78		78	Special Purpose Acquisition Company	Korea
KB No.7 Special Purpose Acquisition Company[3,7]	0.93		50		88		88	Special Purpose Acquisition Company	Korea
KB No.8 Special Purpose Acquisition Company[3,8]	0.10		10		19		19	Special Purpose Acquisition Company	Korea
KB No.9 Special Purpose Acquisition Company[3]	4.97		16		15		15	Special Purpose Acquisition Company	Korea
SY Auto Capital Co., Ltd.	49.00		9,800		9,481		9,481	Installment loan	Korea

		~~W~~	2,456,962	~~W~~	1,718,840	~~W~~	1,737,840

[1]	The fair value of KB Insurance Co., Ltd., reflecting the published market price, as of June 30, 2016 and December 31, 2015, amounts to ~~W~~559,237 million and ~~W~~583,205 million.
[2]	The fair value of Hyundai Securities Co., Ltd. reflecting the published market price, as of June 30, 2016 amounts to ~~W~~438,803 million.
[3]	As of June 30, 2016 and December 31, 2015, the Group is represented in the governing bodies of its associates. Therefore, the Group has a significant influence over the decision-making process relating to their financial and business policies.
[4]	Fair values of ordinary shares of JSC Bank CenterCredit, reflecting the published market price, as of June 30, 2016 and December 31, 2015, are ~~W~~23,458 million and ~~W~~21,863 million, respectively. The Group determined that ordinary shares and convertible preference shares issued by JSC Bank CenterCredit are the same in economic substance except for the voting rights, and therefore, the equity method accounting is applied on the basis of single ownership ratio of 41.93%, which is calculated based on ordinary and convertible preference shares held by the Group against the total outstanding ordinary and convertible preference shares issued by JSC Bank CenterCredit.
[5]	The fair value of KB No.5 Special Purpose Acquisition Company, reflecting the quoted market price as of June 30, 2016 and December 31, 2015, amounts to ~~W~~22 million and ~~W~~20 million, respectively.
[6]	The fair value of KB No.6 Special Purpose Acquisition Company, reflecting the quoted market price as of December 31, 2015, amounts to ~~W~~74 million, respectively.
[7]	The fair value of KB No.7 Special Purpose Acquisition Company, reflecting the quoted market price as of June 30, 2016 and December 31, 2015, amounts to ~~W~~199 million and ~~W~~102 million.
[8]	The fair value of KB No.8 Special Purpose Acquisition Company, reflecting the quoted market price as of June 30, 2016 and December 31, 2015, amounts to ~~W~~20 million and ~~W~~20 million.
[9]	The fair value of KB No.9 Special Purpose Acquisition Company, reflecting the quoted market price as of June 30, 2016 amounts to ~~W~~2,862 million.
[10]	The investment in associates was reclassified from available-for-sale financial assets due to termination of rehabilitation procedures.
[11]	Although the Group holds over than a majority of the investee’s voting rights, other limited partners have a right to replace general partners. Therefore, the company has been classified as investment in associates.
[12]	The ownership ratio, reflecting the potential voting right generated from holding exchangeable bonds of HIMS Co., Ltd. as of June 30, 2016 is 24.13%.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Summarized financial information on major associates, adjustments to carrying amount of investment in associates and dividends received from the associates are as follows:

(In millions of Korean won)	June 30, 2016[1]
	Total assets		Total liabilities		Share capital		Equity		Share of net asset amount		Unrealized gains (losses)		Consolidated carrying amount
Associates
KB Insurance Co., Ltd.
(initial acquisition 22.59%)	~~W~~	29,810,463	~~W~~	26,191,229	~~W~~	30,000	~~W~~	3,619,234	~~W~~	816,764	~~W~~	(721)	~~W~~	1,212,713
(additional acquisition 10.70%)		29,933,964		26,221,116		30,000		3,712,848		396,670
Hyundai Securities Co., Ltd. [2]		25,957,542		22,543,234		1,183,063		3,414,308		1,011,486		442,595		1,454,081
Balhae Infrastructure Fund		1,041,253		2,368		1,044,280		1,038,885		130,952		—		130,952
Korea Credit Bureau Co., Ltd.		60,543		10,480		10,000		50,063		4,506		—		4,506
JSC Bank CenterCredit		4,128,492		4,198,968		546,794		(70,476)		(34,092)		34,092		—
KoFC KBIC Frontier Champ 2010-5(PEF)		50,886		136		51,970		50,750		25,375		(386)		24,989
KB GwS Private Securities Investment Trust		492,367		253		425,814		492,114		131,612		(3,471)		128,141
Incheon Bridge Co., Ltd.		678,325		680,758		164,621		(2,433)		(365)		365		—
KB Star office Private real estate Investment Trust No.1		219,005		122,569		95,000		96,436		20,302		(413)		19,889
KoFC POSCO HANHWA KB shared growth Private Equity Fund		130,835		775		127,500		130,060		32,515		—		32,515
NPS KBIC Private Equity Fund No. 1		141		146		—		(5)		—		—		—
KBIC Private Equity Fund No. 3		118,779		71		102,500		118,708		2,373		—		2,373
RAND Bio Science Co., Ltd.		2,866		5		83		2,861		694		1,306		2,000
KB-Glenwood Private Equity Fund		30,558		2,739		31,100		27,819		10		—		10
KB No.5 Special Purpose Acquisition Company		12,594		2,144		522		10,450		20		—		20
KB No.7 Special Purpose Acquisition Company		10,461		1,161		535		9,300		88		—		88
KB No.8 Special Purpose Acquisition Company		22,584		2,289		1,031		20,295		19		—		19
KB No.9 Special Purpose Acquisition Company		29,483		2,463		1,382		27,020		2,827		—		2,827
SY Auto Capital Co., Ltd.		57,841		35,110		20,000		22,731		11,138		(2,783)		8,355

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	June 30, 2016[1]
	Operating income		Profit (loss)		Other comprehensive income (loss)		Total comprehensive income (loss)		Dividends
Associates
KB Insurance Co., Ltd.
(initial acquisition 22.59%)	~~W~~	5,550,709	~~W~~	145,667	~~W~~	286,277	~~W~~	431,944	~~W~~	7,989
(additional acquisition 10.70%)		5,580,750		173,589		260,766		434,355
Balhae Infrastructure Fund		27,116		22,546		—		22,546		2,812
Korea Credit Bureau Co., Ltd.		22,593		(342)		—		(342)		135
JSC Bank CenterCredit		69,128		(25,999)		(6,025)		(32,024)		—
KoFC KBIC Frontier Champ 2010-5(PEF)		1,293		453		478		931		—
KB GwS Private Securities Investment Trust		18,251		18,004		—		18,004		4,145
Incheon Bridge Co., Ltd.		49,809		10,159		—		10,159		—
KB Star office Private real estate Investment Trust No.1		8,914		3,908		—		3,908		849
KoFC POSCO HANHWA KB shared growth Private Equity Fund		12,725		9,331		745		10,076		—
NPS KBIC Private Equity Fund No. 1		—		—		—		—		—
KBIC Private Equity Fund No. 3		1,402		1,260		—		1,260		—
KB-Glenwood Private Equity Fund		—		(78)		—		(78)		—
KB No.5 Special Purpose Acquisition Company		—		14		—		14		—
KB No.7 Special Purpose Acquisition Company		—		(1)		—		(1)		—
KB No.8 Special Purpose Acquisition Company		—		133		277		410		—
KB No.9 Special Purpose Acquisition Company		—		(26)		25,393		25,367		—
SY Auto Capital Co., Ltd.		2,937		3,381		—		3,381		—

[1]	The amounts included in the financial statements of the associates are adjusted to reflect adjustments made by the entity; such as, fair value adjustments made at the time of acquisition and adjustments for differences in accounting policies.
[2]	The unrealized gain of Hyundai Securities Co., Ltd. amounting to ~~W~~442,595 million is the goodwill due to the initial acquisition.
[3]	The details of profit of loss are not disclosed as Hyundai Securities Co., Ltd. is classified as an associate as of June 30, 2016.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015[1]
	Total assets		Total liabilities		Share capital		Equity		Share of net asset amount		Unrealized gains (losses)		Consolidated carrying amount
Associates
KB Insurance Co., Ltd.
(initial acquisition 22.59%)	~~W~~	29,007,556	~~W~~	25,769,760	~~W~~	30,000	~~W~~	3,237,796	~~W~~	724,599	~~W~~	(366)	~~W~~	1,077,014
(additional acquisition 10.70%)		29,127,877		25,798,877		30,000		3,329,000		352,781
Balhae Infrastructure Fund		1,019,844		2,198		1,021,953		1,017,646		128,275		—		128,275
Korea Credit Bureau Co., Ltd.		63,960		13,076		10,000		50,884		4,580		—		4,580
UAMCO., Ltd.		4,068,353		3,331,647		2,430		736,706		125,822		3,885		129,707
JSC Bank CenterCredit		4,672,327		4,710,972		546,794		(38,645)		(21,990)		21,990		—
KoFC KBIC Frontier Champ 2010-5(PEF)		51,934		145		53,770		51,789		25,895		(387)		25,508
United PF 1st Recovery Private Equity Fund		1,088,325		30,390		973,258		1,057,935		187,596		(4,479)		183,117
KB GwS Private Securities Investment Trust		490,606		741		425,814		489,865		131,011		(3,472)		127,539
Incheon Bridge Co., Ltd.		696,390		708,926		164,621		(12,536)		(1,879)		1,879		—
KB Star office Private real estate Investment Trust No.1		218,308		121,749		95,000		96,559		20,328		(413)		19,915
KoFC POSCO HANHWA KB Shared Growth Private Equity Fund		117,473		1,112		123,800		116,361		29,090		(620)		28,470
NPS KBIC Private Equity Fund No. 1		141		146		—		(5)		—		—		—
KBIC Private Equity Fund No. 3		117,535		87		102,500		117,448		2,348		—		2,348
KB-Glenwood Private Equity Fund		30,558		2,661		31,100		27,897		10		—		10
KB No.5 Special Purpose Acquisition Company		12,576		2,140		522		10,436		20		—		20
KB No.6 Special Purpose Acquisition Company		34,792		3,673		1,600		31,119		78		—		78
KB No.7 Special Purpose Acquisition Company		10,446		1,145		535		9,301		88		—		88
KB No.8 Special Purpose Acquisition Company		22,380		2,495		1,031		19,885		19		—		19
KB No.9 Special Purpose Acquisition Company		2,992		2,689		32		303		15		—		15
SY Auto Capital Co., Ltd.		19,609		259		20,000		19,350		9,481		—		9,481

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	June 30, 2015[1]
	Operating income		Profit (loss)		Other comprehensive income (loss)		Total comprehensive income (loss)		Dividends
Associates
Balhae Infrastructure Fund	~~W~~	23,540	~~W~~	19,287	~~W~~	—	~~W~~	19,287	~~W~~	2,495
Korea Credit Bureau Co., Ltd.		19,060		(1,130)		—		(1,130)		—
UAMCO., Ltd.		238,223		38,432		(9)		38,423		—
JSC Bank CenterCredit		167,395		(25,565)		332		(25,233)		—
KoFC KBIC Frontier Champ 2010-5(PEF)		1,728		(632)		427		(205)		—
United PF 1st Recovery Private Equity Fund		51,797		1,650		—		1,650		—
KB GwS Private Securities Investment Trust		27,404		26,900		—		26,900		4,010
Incheon Bridge Co., Ltd.		35,993		(6,645)		—		(6,645)		—
KoFC POSCO HANHWA KB shared growth Private Equity Fund		6,755		(1,373)		6,006		4,633		—
KB Star Office Private Real Estate Investment Trust		7,956		3,935		—		3,935		877
NPS KBIC Private Equity Fund No. 1		—		(11)		—		(11)		—
KBIC Private Equity Fund No. 3		1,175		1,020		—		1,020		—
KB-Glenwood Private Equity Fund		—		(3)		—		(3)		—
KB No.3 Special Purpose Acquisition Company		—		417		—		417		—
KB No.4 Special Purpose Acquisition Company		—		369		—		369		—
KB No.5 Special Purpose Acquisition Company		—		225		—		225		—
KB No.6 Special Purpose Acquisition Company		—		635		—		635		—
KB No.7 Special Purpose Acquisition Company		—		(47)		—		(47)		—
KB No.8 Special Purpose Acquisition Company		—		(1)		—		(1)		—

[1]	The amounts included in the financial statements of the associates are adjusted to reflect adjustments made by the entity, such as fair value adjustments made at the time of acquisition and adjustments for differences in accounting policies.
[2]	The details of profit or loss are not disclosed as KB Insurance Co., Ltd., Sawnics Co., Ltd., E-clear International Co., Ltd. are classified as an associate as of June 30 2015.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Changes in investments in associates for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Beginning		Acquisition		Disposal		Dividends		Gains (losses) on equity- method accounting		Other comprehensive income (loss)		Others		Ending
Associates
KB Insurance Co., Ltd.	~~W~~	1,077,014	~~W~~	—	~~W~~	—	~~W~~	(7,989)	~~W~~	51,120	~~W~~	92,568	~~W~~	—	~~W~~	1,212,713
Hyundai Securities Co., Ltd.[1]		—		1,349,150		—		—		104,931		—		—		1,454,081
Balhae Infrastructure Fund		128,275		2,647		—		(2,812)		2,842		—		—		130,952
Korea Credit Bureau Co., Ltd.		4,580		—		—		(135)		61		—		—		4,506
UAMCO., Ltd.		129,707		—		(101,740)		(26,961)		(1,006)		—		—		—
KoFC KBIC Frontier Champ 2010-5(PEF)		25,508		—		(900)		—		142		239		—		24,989
United PF 1st Recovery Private Equity Fund		183,117		—		(190,863)		—		7,746		—		—		—
KB GwS Private Securities Investment Trust		127,539		—		—		(4,145)		4,747		—		—		128,141
KoFC POSCO HANHWA KB shared growth Private Equity Fund		28,470		925		—		—		3,161		(41)		—		32,515
Terra Co., Ltd.		21		—		—		—		(6)		—		—		15
MJT&I Co., Ltd.		149		—		—		—		46		—		—		195
Jungdong Steel Co., Ltd.		33		—		—		—		(33)		—		—		—
Doosung Metal Co., Ltd.		—		—		—		—		17		—		—		17
Shinhwa Underwear Co., Ltd.		56		—		—		—		44		—		—		100
KB Star office Private real estate Investment Trust No.1		19,915		—		—		(849)		823		—		—		19,889
KBIC Private Equity Fund No. 3		2,348		—		—		—		25		—		—		2,373
Sawnics Co., Ltd.		1,397		—		(1,223)		—		(174)		—		—		—
RAND Bio Science Co., Ltd.		—		2,000		—		—		—		—		—		2,000
KB-Glenwood Private Equity Fund		10		—		—		—		—		—		—		10
KB No.5 Special Purpose Acquisition Company		20		—		—		—		—		—		—		20
KB No.6 Special Purpose Acquisition Company		78		—		(79)		—		—		1		—		—
KB No.7 Special Purpose Acquisition Company		88		—		—		—		—		—		—		88
KB No.8 Special Purpose Acquisition Company		19		—		—		—		—		—		—		19
KB No.9 Special Purpose Acquisition Company [2]		15		4,082		(1,219)		—		(3)		(56)		8		2,827
SY Auto Capital Co., Ltd.		9,481		—		—		—		(1,126)		—		—		8,355

	~~W~~	1,737,840	~~W~~	1,358,804	~~W~~	(296,024)	~~W~~	(42,891)	~~W~~	173,357	~~W~~	92,711	~~W~~	8	~~W~~	3,023,805

[1]	Gain on valuation of equity-method investments amounting to ~~W~~104,931 million of Hyundai Securities Co., Ltd. was recognized due to gains on bargain purchase from additional acquisition.
[2]	Other gain of KB No.9 Special Purpose Acquisition Company amounting to ~~W~~8 million represents the changes in interests due to unequal share capital increase in the associate.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	2015
	Beginning		Acquisition		Disposal		Dividends		Gains (losses) on equity- method accounting		Other comprehensive income (loss)		Others		Ending
Associates
KB Insurance Co., Ltd.[1]	~~W~~	—	~~W~~	650,703	~~W~~	—	~~W~~	—	~~W~~	11,832	~~W~~	—	~~W~~	—	~~W~~	662,535
Balhae Infrastructure Fund		125,119		633		—		(2,495)		2,431		—		—		125,688
Korea Credit Bureau Co., Ltd.		4,222		—		—		—		(23)		—		—		4,199
UAMCO., Ltd.		121,182		—		—		—		4,561		—		—		125,743
JSC Bank CenterCredit		29,279		—		—		—		(8,654)		443		—		21,068
KoFC KBIC Frontier Champ 2010-5(PEF)		23,559		—		(350)		—		(632)		427		—		23,004
United PF 1st Recovery Private Equity Fund		198,089		—		(19,028)		—		293		—		—		179,354
KB GwS Private Securities Investment Trust		124,074		—		—		(4,010)		7,194		—		—		127,258
KoFC POSCO HANHWA KB shared growth Private Equity Fund		22,329		—		—		—		(539)		1,942		—		23,732
CH Engineering Co., Ltd.		20		—		—		—		(20)		—		—		—
Myeongwon Tech Co., Ltd.		—		—		—		—		8		—		—		8
KB Star office Private real estate Investment Trust No.1		19,989		—		—		(877)		748		—		—		19,860
KBIC Private Equity Fund No. 3		2,287		—		—		—		21		—		—		2,308
Sawnics Co., Ltd.		—		1,500		—		—		—		—		—		1,500
E-clear International Co., Ltd.		—		600		—		—		—		—		—		600
KB-Glenwood Private Equity Fund		10		—		—		—		—		—		—		10
KB No.3 Special Purpose Acquisition Company		39		—		—		—		1		(1)		—		39
KB No.4 Special Purpose Acquisition Company		38		—		—		—		1		—		—		39
KB No.5 Special Purpose Acquisition Company		19		—		—		—		—		—		—		19
KB No.6 Special Purpose Acquisition Company		77		—		—		—		2		(1)		—		78
KB No.7 Special Purpose Acquisition Company[2]		—		50		—		—		(1)		—		38		87
KB No.8 Special Purpose Acquisition Company		—		10		—		—		—		—		—		10

	~~W~~	670,332	~~W~~	653,496	~~W~~	(19,378)	~~W~~	(7,382)	~~W~~	17,223	~~W~~	2,810	~~W~~	38	~~W~~	1,317,139

[1]	Gain on valuation of equity-method investments amounting to ~~W~~11,832 million of KB Insurance Co., Ltd. was recognized due to gains on bargain purchase.
[2]	Gain on others in KB No.7 Special Purpose Acquisition Company amounting to ~~W~~38 million represents the changes in interests due to unequal share capital increase in the associate.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

13. Property and Equipment, and Investment Property

Details of property and equipment as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Acquisition cost		Accumulated depreciation		Accumulated impairment losses		Carrying amount
Land	~~W~~	2,081,496	~~W~~	—	~~W~~	(1,018)	~~W~~	2,080,478
Buildings		1,349,341		(422,093)		(5,859)		921,389
Leasehold improvements		644,757		(588,375)		—		56,382
Equipment and vehicles		1,575,800		(1,406,093)		—		169,707
Construction in progress		15,340		—		—		15,340
Financial lease assets		33,505		(17,432)		—		16,073

	~~W~~	5,700,239	~~W~~	(2,433,993)	~~W~~	(6,877)	~~W~~	3,259,369

(In millions of Korean won)	December 31, 2015
	Acquisition cost		Accumulated depreciation		Accumulated impairment losses		Carrying amount
Land	~~W~~	2,081,704	~~W~~	—	~~W~~	(1,018)	~~W~~	2,080,686
Buildings		1,351,011		(408,339)		(5,859)		936,813
Leasehold improvements		629,956		(575,112)		—		54,844
Equipment and vehicles		1,640,777		(1,446,285)		—		194,492
Construction in progress		635		—		—		635
Financial lease assets		33,505		(13,592)		—		19,913

	~~W~~	5,737,588	~~W~~	(2,443,328)	~~W~~	(6,877)	~~W~~	3,287,383

Details of investment property as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Acquisition cost		Accumulated depreciation		Accumulated impairment losses		Carrying amount
Land	~~W~~	119,174	~~W~~	—	~~W~~	(738)	~~W~~	118,436
Buildings		96,632		(10,999)		—		85,633

	~~W~~	215,806	~~W~~	(10,999)	~~W~~	(738)	~~W~~	204,069

(In millions of Korean won)	December 31, 2015
	Acquisition cost		Accumulated depreciation		Accumulated impairment losses		Carrying amount
Land	~~W~~	125,291	~~W~~	—	~~W~~	(738)	~~W~~	124,553
Buildings		97,676		(10,414)		—		87,262

	~~W~~	222,967	~~W~~	(10,414)	~~W~~	(738)	~~W~~	211,815

14. Intangible Assets

Details of intangible assets as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Acquisition cost		Accumulated amortization		Accumulated impairment losses		Carrying Amount
Goodwill	~~W~~	331,707	~~W~~	—	~~W~~	(69,315)	~~W~~	262,392
Other intangible assets		971,577		(738,670)		(19,993)		212,914

	~~W~~	1,303,284	~~W~~	(738,670)	~~W~~	(89,308)	~~W~~	475,306

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Acquisition cost		Accumulated amortization		Accumulated impairment losses		Carrying Amount
Goodwill	~~W~~	331,707	~~W~~	—	~~W~~	(69,315)	~~W~~	262,392
Other intangible assets		935,686		(705,039)		(26,211)		204,436

	~~W~~	1,267,393	~~W~~	(705,039)	~~W~~	(95,526)	~~W~~	466,828

Details of goodwill as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016				December 31, 2015
	Acquisition cost		Carrying amount		Acquisition cost		Carrying amount
Housing & Commercial Bank	~~W~~	65,288	~~W~~	65,288	~~W~~	65,288	~~W~~	65,288
KB Cambodia Bank		1,202		1,202		1,202		1,202
KB Investment Securities		70,265		58,889		70,265		58,889
KB Capital Co., Ltd.		79,609		79,609		79,609		79,609
KB Savings Bank Co., Ltd.		115,343		57,404		115,343		57,404

	~~W~~	331,707	~~W~~	262,392	~~W~~	331,707	~~W~~	262,392

Details of intangible assets, excluding goodwill, as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Acquisition cost		Accumulated amortization		Accumulated impairment losses		Carrying amount
Industrial property rights	~~W~~	3,069	~~W~~	(1,369)	~~W~~	—	~~W~~	1,700
Software		705,288		(622,502)		—		82,786
Other intangible assets		221,519		(103,877)		(19,993)		97,649
Finance leases assets		41,701		(10,922)		—		30,779

	~~W~~	971,577	~~W~~	(738,670)	~~W~~	(19,993)	~~W~~	212,914

(In millions of Korean won)	December 31, 2015
	Acquisition cost		Accumulated amortization		Accumulated impairment losses		Carrying amount
Industrial property rights	~~W~~	1,497	~~W~~	(1,177)	~~W~~	—	~~W~~	320
Software		675,490		(600,481)		—		75,009
Other intangible assets		217,213		(96,186)		(26,211)		94,816
Finance leases assets		41,486		(7,195)		—		34,291

	~~W~~	935,686	~~W~~	(705,039)	~~W~~	(26,211)	~~W~~	204,436

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

15. Deferred Income Tax Assets and Liabilities

Details of deferred income tax assets and liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Assets		Liabilities		Net amount
Other provisions	~~W~~	96,764	~~W~~	—	~~W~~	96,764
Allowances for loan losses		1,222		—		1,222
Impairment losses on property and equipment		6,351		(358)		5,993
Interest on equity index-linked deposits		36		—		36
Share-based payments		7,050		—		7,050
Provisions for guarantees		38,677		—		38,677
Losses(gains) from valuation on derivative financial instruments		33,001		(32,446)		555
Present value discount		10,386		(8,540)		1,846
Losses(gains) from fair value hedged item		15,424		—		15,424
Accrued interest		—		(77,689)		(77,689)
Deferred loan origination fees and costs		2,632		(152,929)		(150,297)
Gains from revaluation		—		(274,945)		(274,945)
Investments in subsidiaries and others		9,709		(102,238)		(92,529)
Derivative-linked securities		885,875		(938,735)		(52,860)
Others		689,549		(396,500)		293,049

		1,796,676		(1,984,380)		(187,704)

Offsetting of deferred income tax assets and liabilities		(1,791,260)		1,791,260		—

	~~W~~	5,416	~~W~~	(193,120)	~~W~~	(187,704)

(In millions of Korean won)	December 31, 2015
	Assets		Liabilities		Net amount
Other provisions	~~W~~	108,757	~~W~~	—	~~W~~	108,757
Allowances for loan losses		1,229		—		1,229
Impairment losses on property and equipment		5,197		(358)		4,839
Interest on equity index-linked deposits		69		—		69
Share-based payments		8,601		—		8,601
Provisions for guarantees		38,225		—		38,225
Losses(gains) from valuation on derivative financial instruments		28,736		(31,214)		(2,478)
Present value discount		11,290		(9,133)		2,157
Losses(gains) from fair value hedged item		2,876		—		2,876
Accrued interest		—		(81,893)		(81,893)
Deferred loan origination fees and costs		5,851		(152,390)		(146,539)
Gains from revaluation		—		(274,947)		(274,947)
Investments in subsidiaries and others		8,543		(96,188)		(87,645)
Derivative-linked securities		747,844		(779,751)		(31,907)
Others		669,750		(381,964)		287,786

		1,636,968		(1,807,838)		(170,870)
Offsetting of deferred income tax assets and liabilities		(1,628,595)		1,628,595		—

	~~W~~	8,373	~~W~~	(179,243)	~~W~~	(170,870)

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

16. Assets Held for Sale

Details of assets held for sale as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016
	Acquisition cost[1]		Accumulated impairment		Carrying amount		Fair value less costs to sell
Land held for sale	~~W~~	42,170	~~W~~	(10,915)	~~W~~	31,255	~~W~~	31,630
Buildings held for sale		42,014		(17,895)		24,119		26,468

	~~W~~	84,184	~~W~~	(28,810)	~~W~~	55,374	~~W~~	58,098

(In millions of Korean won)	December 31, 2015
	Acquisition cost[1]		Accumulated impairment		Carrying amount		Fair value less costs to sell
Land held for sale	~~W~~	35,997	~~W~~	(8,531)	~~W~~	27,466	~~W~~	28,659
Buildings held for sale		37,115		(15,953)		21,162		21,621

	~~W~~	73,112	~~W~~	(24,484)	~~W~~	48,628	~~W~~	50,280

[1]	Acquisition cost of buildings held for sale is net of accumulated depreciation.

17. Other Assets

Details of other assets as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Other financial assets
Other receivables	~~W~~	6,716,993	~~W~~	3,652,481
Accrued income		1,178,715		1,163,368
Guarantee deposits		1,206,422		1,204,474
Domestic exchange settlement debits		1,112,814		2,145,654
Others		41,629		52,258
Allowances for loan losses		(73,317)		(308,699)
Present value discount		(1,920)		(1,596)

		10,181,336		7,907,940

Other non-financial assets
Other receivables		7,536		5,238
Prepaid expenses		247,851		280,563
Guarantee deposits		4,291		4,232
Insurance assets		119,216		112,489
Separate account assets		858,135		852,648
Others		258,819		236,571
Allowances on other asset		(24,214)		(23,977)

		1,471,634		1,467,764

	~~W~~	11,652,970	~~W~~	9,375,704

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Changes in allowances for loan losses on other assets for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Other financial assets		Other non- financial assets		Total
Beginning	~~W~~	308,699	~~W~~	23,977	~~W~~	332,676
Written-off		(269,739)		(374)		(270,113)
Provision		852		611		1,463
Others		33,505		—		33,505

Ending	~~W~~	73,317	~~W~~	24,214	~~W~~	97,531

(In millions of Korean won)	2015
	Other financial assets		Other non- financial assets		Total
Beginning	~~W~~	347,918	~~W~~	23,294	~~W~~	371,212
Written-off		(3,176)		(73)		(3,249)
Provision(Reversal)		1,564		(84)		1,480
Others		1,370		—		1,370

Ending	~~W~~	347,676	~~W~~	23,137	~~W~~	370,813

18. Financial Liabilities at Fair Value through Profit or Loss

Details of financial liabilities at fair value through profit or loss as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Financial liabilities held for trading
Securities sold	~~W~~	517,010	~~W~~	517,458
Other		69,934		69,465

		586,944		586,923

Financial liabilities designated at fair value through profit or loss
Derivative-linked securities		2,967,069		2,387,681

Total financial liabilities at fair value through profit or loss	~~W~~	3,554,013	~~W~~	2,974,604

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

19. Deposits

Details of deposits as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Demand deposits
Demand deposits in Korean won	~~W~~	97,329,562	~~W~~	91,678,321
Demand deposits in foreign currencies		4,765,399		4,147,646

		102,094,961		95,825,967

Time deposits
Time deposits in Korean won		123,110,847		120,225,483
Fair value adjustments on valuation of fair value hedged items		107		(201)

		123,110,954		120,225,282

Time deposits in foreign currencies		3,875,565		3,623,160
Fair value adjustments on valuation of fair value hedged items		7,236		(17,671)

		3,882,801		3,605,489

		126,993,755		123,830,771

Certificates of deposits		2,519,856		4,611,447

Total deposits	~~W~~	231,608,572	~~W~~	224,268,185

20. Debts

Details of debts as of June 30, 2016 and December 31, 2015, consist of:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Borrowings	~~W~~	12,346,377	~~W~~	12,304,226
Repurchase agreements and others		1,641,917		1,845,611
Call money		1,329,428		2,090,906

	~~W~~	15,317,722	~~W~~	16,240,743

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of borrowings as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		Lender	Annual interest rate (%)	June 30, 2016		December 31, 2015
Borrowings in Korean won	Borrowings from the Bank of Korea	Bank of Korea	0.00~0.75	~~W~~	1,552,762	~~W~~	1,421,375
	Borrowings from the government	Korea Energy Agency and others	0.00~3.00		1,177,123		1,156,670
	Borrowings from banking institutions	National Agricultural Cooperative Federation	2.8		43		180
	Borrowings from non-banking financial institutions	The Korea Development Bank and others	0.00~2.70		391,154		374,369
	Other borrowings	Korea Gas Corporation and others	0.00~7.50		3,570,386		3,360,593

					6,691,468		6,313,187

Borrowings in foreign currencies	Due to banks	Standard Chartered Bank and others	—		70,249		9,884
	Borrowings from banking institutions	Commerzbank and others	0.00~3.20		3,925,391		3,530,562
	Other borrowings from financial institutions	The Export-Import Bank of Korea and others	0.90~2.00		167,169		212,507
	Other borrowings	Standard Chartered Bank and others	—		1,492,100		2,238,086

					5,654,909		5,991,039

				~~W~~	12,346,377	~~W~~	12,304,226

21. Debentures

Details of debentures as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	Annual interest rate (%)	June 30, 2016		December 31, 2015
Debentures in Korean won
Structured debentures	0.29~6.70	~~W~~	429,520	~~W~~	909,788
Subordinated fixed rate debentures in Korean won	3.08~5.70		4,279,619		4,586,829
Fixed rate debentures in Korean won	1.39~5.04		24,250,214		22,500,223
Floating rate debentures in Korean won	1.59~2.05		758,000		448,000

			29,717,353		28,444,840
Fair value adjustments on fair value hedged financial debentures in Korean won			35,739		40,171
Discount on debentures in Korean won			(18,942)		(17,740)

			29,734,150		28,467,271

Debentures in foreign currencies
Floating rate debentures	1.11~1.88		1,607,286		1,829,124
Fixed rate debentures	0.98~3.63		2,422,219		2,325,537

			4,029,505		4,154,661
Fair value adjustments on fair value hedged debentures in foreign currencies			20,652		(10,416)
Discount or premium on debentures in foreign currencies			(12,061)		(10,913)

			4,038,096		4,133,332

		~~W~~	33,772,246	~~W~~	32,600,603

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Changes in debentures based on face value for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Beginning		Issues		Repayments		Others		Ending
Debentures in Korean won
Structured debentures	~~W~~	909,788	~~W~~	—	~~W~~	(480,268)	~~W~~	—	~~W~~	429,520
Subordinated fixed rate debentures in Korean won		4,586,829		—		(307,210)		—		4,279,619
Fixed rate debentures in Korean won		22,500,223		45,352,700		(43,602,709)		—		24,250,214
Floating rate debentures in Korean won		448,000		350,000		(40,000)		—		758,000

		28,444,840		45,702,700		(44,430,187)		—		29,717,353

Debentures in foreign currencies
Floating rate debentures		1,829,124		35,595		(250,959)		(6,474)		1,607,286
Fixed rate debentures		2,325,537		601,550		(492,768)		(12,100)		2,422,219

		4,154,661		637,145		(743,727)		(18,574)		4,029,505

	~~W~~	32,599,501	~~W~~	46,339,845	~~W~~	(45,173,914)	~~W~~	(18,574)	~~W~~	33,746,858

(In millions of Korean won)	2015
	Beginning		Issues		Repayments		Others		Ending
Debentures in Korean won
Structured debentures	~~W~~	1,239,238	~~W~~	120,000	~~W~~	(340,000)	~~W~~	—	~~W~~	1,019,238
Subordinated fixed rate debentures in Korean won		4,761,124		—		(119,143)		—		4,641,981
Fixed rate debentures in Korean won		18,839,553		27,199,700		(25,793,120)		—		20,246,133
Floating rate debentures in Korean won		1,133,000		—		(390,000)		—		743,000

		25,972,915		27,319,700		(26,642,263)		—		26,650,352

Debentures in foreign currencies
Floating rate debentures		1,648,175		179,565		(26,686)		37,411		1,838,465
Fixed rate debentures		1,578,980		121,995		(72,927)		37,931		1,665,979

		3,227,155		301,560		(99,613)		75,342		3,504,444

	~~W~~	29,200,070	~~W~~	27,621,260	~~W~~	(26,741,876)	~~W~~	75,342	~~W~~	30,154,796

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

22. Provisions

Details of provisions as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Provisions for unused loan commitments	~~W~~	200,835	~~W~~	195,385
Provisions for payment guarantees		159,977		158,454
Provisions for financial guarantee contracts		2,817		3,809
Provisions for restoration cost		74,679		75,351
Others		133,872		174,861

	~~W~~	572,180	~~W~~	607,860

Changes in provisions for unused loan commitments, payment guarantees for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Provisions for unused loan commitments		Provisions for payment guarantees		Total
Beginning	~~W~~	195,385	~~W~~	158,454	~~W~~	353,839
Effects of changes in foreign exchange rate		(71)		(120)		(191)
Provision		5,521		1,643		7,164

Ending	~~W~~	200,835	~~W~~	159,977	~~W~~	360,812

(In millions of Korean won)	2015
	Provisions for unused loan commitments		Provisions for payment guarantees		Total
Beginning	~~W~~	209,964	~~W~~	207,927	~~W~~	417,891
Effects of changes in foreign exchange rate		353		2,470		2,823
Provision(reversal)		(19,050)		6,634		(12,416)

Ending	~~W~~	191,267	~~W~~	217,031	~~W~~	408,298

Changes in provisions for financial guarantee contracts for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Beginning	~~W~~	3,809	~~W~~	2,718
Reversal		(992)		(35)

Ending	~~W~~	2,817	~~W~~	2,683

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Changes in provisions for restoration cost for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Beginning	~~W~~	75,351	~~W~~	73,442
Provision		1,547		1,501
Reversal		(39)		(375)
Used		(3,048)		(2,564)
Unwinding of discount		868		1,048
Effects of changes in discount rate		—		(2)

Ending	~~W~~	74,679	~~W~~	73,050

Provisions for restoration cost are the present value of estimated costs to be incurred for the restoration of the leased properties. Actual expenses are expected to be incurred at the end of each lease contract. Three-year historical data of expired leases were used to estimate the average lease period. Also, the average restoration expense based on actual three-year historical data and the three-year historical average inflation rate were used to estimate the present value of estimated costs.

Changes in other provisions for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)
	2016
	Membership rewards program		Dormant accounts		Litigations		Greenhouse gas emission liabilities		Others		Total
Beginning	~~W~~	8,630	~~W~~	41,091	~~W~~	71,240	~~W~~	69	~~W~~	53,831	~~W~~	174,861
Increase		12,125		12,284		681		76		11,627		36,793
Decrease		(12,005)		(11,802)		(50,486)		—		(3,489)		(77,782)

Ending	~~W~~	8,750	~~W~~	41,573	~~W~~	21,435	~~W~~	145	~~W~~	61,969	~~W~~	133,872

(In millions of Korean won)
	2015
	Membership rewards program		Dormant accounts		Litigations		Others		Total
Beginning	~~W~~	11,274	~~W~~	33,996	~~W~~	24,506	~~W~~	50,520	~~W~~	120,296
Increase		12,933		10,009		8,253		3,424		34,619
Decrease		(13,121)		(10,003)		(10,486)		(3,975)		(37,585)

Ending	~~W~~	11,086	~~W~~	34,002	~~W~~	22,273	~~W~~	49,969	~~W~~	117,330

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

23. Net Defined Benefit Liabilities

Defined benefit plan

The Group operates defined benefit plans which have the following characteristics:

•	The Group has the obligation to pay the agreed benefits to all its current and former employees.

•	Actuarial risk (that benefits will cost more than expected) and investment risk fall, in substance, on the Group.

The net defined benefit liability recognized in the statements of financial position is calculated in accordance with actuarial valuation methods using data; such as, interest rates, future salary increase rate, and mortality rate based on historical data. Actuarial assumptions may differ from actual results, due to changes in the market, economic trends and mortality trends.

Changes in the net defined benefit liabilities for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Present value of defined benefit obligation		Fair value of plan assets		Net defined benefit liabilities
Beginning	~~W~~	1,413,600	~~W~~	(1,340,403)	~~W~~	73,197
Current service cost		93,421		—		93,421
Past service cost		833		—		833
Interest cost(income)		17,422		(16,527)		895
Remeasurements:
Return on plan assets (excluding amounts included in interest income)		—		6,664		6,664
Contributions		—		(319)		(319)
Payments from plans (benefit payments)		(37,230)		37,230		—
Payments from the Group		(4,011)		—		(4,011)
Transfer in		3,188		(3,149)		39
Transfer out		(3,589)		3,589		—
Effect of exchange rate changes		57		—		57

Ending	~~W~~	1,483,691	~~W~~	(1,312,915)	~~W~~	170,776

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	2015
	Present value of defined benefit obligation		Fair value of plan assets		Net defined benefit liabilities
Beginning	~~W~~	1,271,078	~~W~~	(1,195,394)	~~W~~	75,684
Current service cost		92,441		—		92,441
Interest cost(income)		18,871		(17,762)		1,109
Remeasurements:
Return on plan assets (excluding amounts included in interest income)		—		6,485		6,485
Actuarial gains and losses by changes in demographic assumptions		(2,335)		—		(2,335)
Actuarial gains and losses by changes in financial assumptions		1,003		—		1,003
Contributions		—		(816)		(816)
Payments from plans (benefit payments)		(88,070)		88,070		—
Payments from the Group		(2,930)		—		(2,930)
Transfer in		4,468		(4,378)		90
Transfer out		(4,378)		4,378		—
Others		3		—		3

Ending	~~W~~	1,290,151	~~W~~	(1,119,417)	~~W~~	170,734

Details of the net defined benefit liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Present value of defined benefit obligation	~~W~~	1,483,691	~~W~~	1,413,600
Fair value of plan assets		(1,312,915)		(1,340,403)

Net defined benefit liabilities	~~W~~	170,776	~~W~~	73,197

Details of post-employment benefits recognized in profit or loss as employee compensation and benefits for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Current service cost	~~W~~	93,421	~~W~~	92,441
Past service cost		833		—
Net interest expenses of net defined benefit liabilities		895		1,109

Post-employment benefits[1]	~~W~~	95,149	~~W~~	93,550

[1]	Post-employment benefits amounting to ~~W~~687 million and ~~W~~573 million for the six-month periods ended June 30, 2016 and 2015, respectively, are recognized as other operating expense in the statements of comprehensive income.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

24. Other Liabilities

Details of other liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Other financial liabilities
Other payables	~~W~~	8,991,342	~~W~~	5,156,880
Prepaid card and debit card		17,305		18,233
Accrued expenses		2,697,033		2,718,654
Financial guarantee liabilities		18,830		12,446
Deposits for letter of guarantees and others		528,914		501,188
Domestic exchange settlement credits		130,465		127,562
Foreign exchanges settlement credits		193,634		53,367
Borrowings from other business accounts		9,868		47,707
Other payables from trust accounts		3,040,884		2,791,404
Liability incurred from agency relationships		854,101		488,325
Account for agency businesses		405,421		321,557
Dividend payables		476		476
Other payables from factored receivables		—		40,178
Others		20,753		636

		16,909,026		12,278,613

Other non-financial liabilities
Other payables		83,508		80,167
Unearned revenue		147,650		146,798
Accrued expenses		318,520		257,817
Deferred revenue on credit card points		132,354		123,615
Withholding taxes		61,997		115,092
Insurance liabilities		7,182,201		6,924,699
Separate account liabilities		867,260		860,946
Others		124,885		73,887

		8,918,375		8,583,021

	~~W~~	25,827,401	~~W~~	20,861,634

25. Equity

25.1 Share Capital

Details of outstanding shares of the Parent Company as of June 30, 2016 and December 31, 2015, are as follows:

	June 30, 2016		December 31, 2015
Type of share	Ordinary share		Ordinary share
Number of authorized shares		1,000,000,000		1,000,000,000
Par value per share	~~W~~	5,000	~~W~~	5,000
Number of issued shares		386,351,693		386,351,693
Share capital[1]	~~W~~	1,931,758	~~W~~	1,931,758

[1]	In millions of Korean won.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Changes in outstanding shares for the six-months periods ended June 30, 2016 and 2015, are as follows:

(In number of shares)	2016	2015
Beginning	386,351,693	386,351,693
Decrease	(9,206,975)	—
Ending	377,144,718	386,351,693

25.2 Capital Surplus

Details of capital surplus as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Share premium	~~W~~	12,226,596	~~W~~	12,226,596
Loss on sales of treasury shares		(568,544)		(568,544)
Other capital surplus		4,196,453		4,196,458

	~~W~~	15,854,505	~~W~~	15,854,510

25.3 Accumulated Other Comprehensive Income

Details of accumulated other comprehensive income as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Remeasurements of net defined benefit liabilities	~~W~~	(138,875)	~~W~~	(133,876)
Exchange differences on translating foreign operations		24,687		32,990
Change in value of available-for-sale financial assets		796,555		653,130
Change in value of held-to-maturity financial assets		2,291		2,731
Shares of other comprehensive income of associates		(884)		(89,081)
Cash flow hedges		(11,740)		(10,173)
Hedges of a net investment in a foreign operation		(26,815)		(25,477)

	~~W~~	645,219	~~W~~	430,244

25.4 Retained Earnings

Details of retained earnings as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Legal reserves[1]	~~W~~	275,860	~~W~~	251,517
Voluntary reserves		982,000		982,000
Unappropriated retained earnings		9,952,991		9,230,592

	~~W~~	11,210,851	~~W~~	10,464,109

[1]	With respect to the allocation of net profit earned in a fiscal term, the Parent Company must set aside in its legal reserve an amount equal to at least 10% of its net income after tax as reported in the separate statement of comprehensive income each time it pays dividends on its net profits earned until its legal reserve reaches at least the aggregate amount of its share capital in accordance with Article 53 of the Financial Holding Company Act. The reserve is not available for the payment of cash dividends, but may be transferred to share capital, or used to reduce accumulated deficit.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Regulatory reserve for credit losses

Measurement and disclosure of regulatory reserve for credit losses are required in accordance with Articles 26 through 28 of Supervisory Regulations on Financial Holding Companies.

Details of the regulatory reserve for credit losses as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Regulatory reserve for credit losses attributable to:
Shareholders of the Parent Company	~~W~~	2,669,648	~~W~~	2,454,463
Non-controlling interests		31,277		28,468

	~~W~~	2,700,925	~~W~~	2,482,931

The adjustments to the regulatory reserve for credit losses for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won, except earnings per share)	2016				2015
	Three months		Six months		Three months		Six months
Provision(Reversal) of regulatory reserve for credit losses	~~W~~	13,376	~~W~~	215,185	~~W~~	(19,097)	~~W~~	19,032
Adjusted profit after provision of regulatory reserve for credit losses[1]		566,987		910,182		350,825		917,662
Adjusted basic earnings per share after provision of regulatory reserve for credit losses[1]		1,495		2,381		908		2,375
Adjusted diluted earnings per share after provision of regulatory reserve for credit losses[1]		1,488		2,370		905		2,366

[1]	Adjusted profit after provision of regulatory reserve for credit losses is not in accordance with Korean IFRS, and calculated with the assumption that provision of regulatory reserve for credit losses before income tax is adjusted to the profit.

25.5 Treasury Shares

Changes in treasury shares outstanding for the six-month period ended June 30, 2016, are as follows:

(In number of shares and millions of Korean won)	June 30, 2016
	Beginning		Acquisition		Disposal		Ending
Number of treasury shares[1]		—		9,206,975		—		9,206,975
Carrying amount[1]	~~W~~	—	~~W~~	300,006	~~W~~	—	~~W~~	300,006

[1]	The Group has entered into a trust agreement with Samsung Securities Co., Ltd. to acquire treasury shares amounting to ~~W~~300,000 million in order to enhance shareholder value.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

26. Net Interest Income

Details of interest income and interest expense for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Interest income
Due from financial institutions	~~W~~	28,359	~~W~~	58,522	~~W~~	43,084	~~W~~	83,782
Loans		2,186,182		4,359,924		2,270,916		4,657,639
Financial investments
Available-for-sale financial assets		102,876		215,282		121,643		250,728
Held-to-maturity financial assets		119,081		240,275		119,329		241,735
Other		28,078		56,905		30,813		63,591

		2,464,576		4,930,908		2,585,785		5,297,475

Interest expenses
Deposits		638,255		1,316,753		754,896		1,639,343
Debts		51,520		101,349		47,927		98,745
Debentures		215,167		432,793		213,539		432,343
Other		14,993		29,088		21,862		42,566

		919,935		1,879,983		1,038,224		2,212,997

Net interest income	~~W~~	1,544,641	~~W~~	3,050,925	~~W~~	1,547,561	~~W~~	3,084,478

27. Net Fee and Commission Income

Details of fee and commission income, and fee and commission expense for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Fee and commission income
Banking activity fees	~~W~~	44,250	~~W~~	86,367	~~W~~	42,237	~~W~~	83,374
Lending activity fees		19,312		37,866		24,338		44,084
Credit card related fees and commissions		310,937		601,981		302,131		603,749
Debit card related fees and commissions		90,824		178,545		83,338		161,438
Agent activity fees		45,293		91,013		39,493		77,643
Trust and other fiduciary fees		51,424		102,303		78,446		161,481
Fund management related fees		28,936		57,427		25,444		47,921
Guarantee fees		7,413		15,120		7,442		14,629
Foreign currency related fees		24,674		48,899		24,047		46,728
Commissions from transfer agent services		43,449		84,478		47,560		83,912

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Other business account commission on consignment		8,154		16,562		7,248		13,727
Commissions received on securities business		25,264		46,834		24,239		43,416
Lease fees		14,951		27,911		8,943		16,731
Other		45,100		84,235		43,323		76,509

		759,981		1,479,541		758,229		1,475,342

Fee and commission expense
Trading activity related fees[1]		3,219		5,952		1,578		3,088
Lending activity fees		1,326		6,366		2,120		3,788
Credit card related fees and commissions		311,805		581,430		281,072		536,730
Outsourcing related fees		22,553		41,586		21,113		39,354
Foreign currency related fees		3,185		6,874		3,748		7,292
Management fees of written-off loans		1,069		2,208		1,349		2,037
Other		52,542		102,686		53,195		106,902

		395,699		747,102		364,175		699,191

Net fee and commission income	~~W~~	364,282	~~W~~	732,439	~~W~~	394,054	~~W~~	776,151

[1]	The fees from financial assets/liabilities at fair value through profit or loss.

28. Net Gains or Losses on Financial Assets/Liabilities at Fair Value Through Profit or Loss

28.1 Net gains or losses on financial instruments held for trading

Net gain or loss from financial instruments held for trading includes interest income, dividend income and gains or losses arising from changes in the fair values, sales and redemptions. Details of net gain or loss from financial instruments held for trading for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Gains related to financial instruments held for trading
Financial assets held for trading
Debt securities	~~W~~	145,287	~~W~~	281,473	~~W~~	35,457	~~W~~	205,824
Equity securities		7,019		31,972		15,301		39,754

		152,306		313,445		50,758		245,578

Derivatives held for trading
Interest rate		407,186		860,733		21,831		486,931
Currency		267,538		1,449,911		495,379		858,410
Stock or stock index		48,413		112,306		41,184		86,455
Credit		12,010		17,138		—		—
Commodity		618		910		402		512
Other		634		1,655		1,712		1,479

		736,399		2,442,653		560,508		1,433,787

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Financial liabilities held for trading		7,660		20,641		30,121		36,869
Other financial instruments		41		173		3		2,111

	~~W~~	896,406	~~W~~	2,776,912	~~W~~	641,390	~~W~~	1,718,345

Losses related to financial instruments held for trading
Financial assets held for trading
Debt securities	~~W~~	11,071	~~W~~	21,499	~~W~~	37,339	~~W~~	47,362
Equity securities		8,964		23,412		11,000		18,073

		20,035		44,911		48,339		65,435

Derivatives held for trading
Interest rate		437,532		934,982		4,545		505,551
Currency		271,713		1,480,341		471,279		801,594
Stock or stock index		23,785		133,223		41,451		66,581
Credit		11,915		14,473		—		—
Commodity		792		1,591		278		410
Other		157		194		152		285

		745,894		2,564,804		517,705		1,374,421

Financial liabilities held for trading		25,552		67,504		20,553		68,355

Other financial instruments		32		166		21		2,096

		791,513		2,677,385		586,618		1,510,307

Net gains or losses on financial instruments held for trading	~~W~~	104,893	~~W~~	99,527	~~W~~	54,772	~~W~~	208,038

28.2 Net gains or losses on financial instruments designated at fair value through profit or loss

Net gain or loss from financial instruments designated at fair value through profit or loss includes interest income, dividend income and gains or losses arising from changes in the fair values, sales and redemptions. Details of net gain or loss from financial instruments designated at fair value through profit or loss for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Gains related to financial instruments designated at fair value through profit or loss
Financial assets designated at fair value through profit or loss	~~W~~	23,799	~~W~~	36,267	~~W~~	1,774	~~W~~	21,548
Financial liabilities designated at fair value through profit or loss		(7,034)		64,481		28,018		32,343

		16,765		100,748		29,792		53,891

Losses related to financial instruments designated at fair value through profit or loss
Financial assets designated at fair value through profit or loss		1,496		13,788		6,182		8,692
Financial liabilities designated at fair value through profit or loss		38,538		66,634		5,698		47,419
		40,034		80,422		11,880		56,111

Net gains or losses on financial instruments designated at fair value through profit or loss	~~W~~	(23,269)	~~W~~	20,326	~~W~~	17,912	~~W~~	(2,220)

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

29. Other Operating Income and Expenses

Details of other operating income and expenses for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Other operating income
Revenue related to available-for-sale financial assets
Gain on redemption of available-for-sale financial assets	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	66
Gain on sale of available-for-sale financial assets		81,747		143,259		200,087		249,620

		81,747		143,259		200,087		249,686

Gain on foreign exchange transactions		766,167		2,079,039		740,733		1,026,187
Income related to insurance		303,726		659,689		307,034		618,320
Dividend income		14,755		69,235		21,282		58,484
Others		86,567		158,369		122,195		155,162

		1,252,962		3,109,591		1,391,331		2,107,839

Other operating expenses
Expense related to available-for-sale financial assets
Loss on redemption of available-for-sale financial assets		—		—		—		25
Loss on sale of available-for-sale financial assets		1,968		3,559		2,547		3,896
Impairment on available-for-sale financial assets		3,296		6,343		42,511		111,639

		5,264		9,902		45,058		115,560

Loss on foreign exchanges transactions		703,935		1,939,407		724,705		992,571
Expense related to insurance		332,043		717,367		335,923		675,173
Others		313,404		616,586		268,788		553,132

		1,354,646		3,283,262		1,374,474		2,336,436

Net other operating expenses	~~W~~	(101,684)	~~W~~	(173,671)	~~W~~	16,857	~~W~~	(228,597)

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

30. General and Administrative Expenses

30.1 General and administrative expenses

Details of general and administrative expenses for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Employee Benefits
Salaries and short-term employee benefits - salaries	~~W~~	442,570	~~W~~	881,165	~~W~~	458,513	~~W~~	920,036
Salaries and short-term employee benefits - others		168,403		416,107		164,871		400,547
Post-employment benefits - defined benefit plans		46,810		94,462		46,443		92,977
Post-employment benefits - defined contribution plans		2,215		4,986		2,795		6,436
Termination benefits		59,140		57,829		346,378		348,161
Share-based payments		5,290		8,350		4,659		10,630

		724,428		1,462,899		1,023,659		1,778,787

Depreciation and amortization		62,964		122,041		61,168		121,222

Other general and administrative expenses
Rental expense		66,612		135,187		67,655		136,632
Tax and dues		43,793		75,564		44,460		83,260
Communication		9,543		17,990		10,047		18,656
Electricity and utilities		6,717		14,930		6,071		13,426
Publication		4,245		8,700		4,479		9,184
Repairs and maintenance		3,734		7,659		3,481		7,011
Vehicle		2,364		4,320		2,633		4,727
Travel		1,823		3,391		1,490		2,924
Training		4,734		10,346		4,429		9,727
Service fees		28,709		55,434		28,099		52,778
Others		109,627		204,640		110,745		207,117

		281,901		538,161		283,589		545,442

	~~W~~	1,069,293	~~W~~	2,123,101	~~W~~	1,368,416	~~W~~	2,445,451

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

30.2 Share-based payments

30.2.1 Stock options

There are no stock options outstanding for the six-month period ended June 30, 2016. Changes in the number of granted stock options and the weighted average exercise price for the six-month period ended June 30, 2015, were as follows:

(In Korean won, except number of shares)
	June 30, 2015
	Number of granted stock
	Beginning		Expired		Ending		Number of exercisable shares		Exercise price per share		Remaining contractual life(Years)
Series 22		657,498		657,498		—		—	~~W~~	—	—
Series 23		15,246		15,246		—		—		—	—

		672,744		672,744		—		—

Weighted average exercise price	~~W~~	77,268	~~W~~	77,268	~~W~~	—	~~W~~	—

There is no intrinsic value of the vested stock options as of December 31, 2015

30.2.2 Stock grants

The Group changed the scheme of share-based payment from stock options to stock grants in November 2007. The stock grant award program is an incentive plan that sets, on grant date, the maximum amount of shares that can be awarded. Actual stock granted at the end of the vesting period is determined in accordance with achievement of pre-specified targets over the vesting period.

Details of stock grants linked to long-term performance as of June 30, 2016, are as follows:

(In number of shares)	Grant date	Number of granted shares[1]	Vesting conditions

KB Financial Group Inc.
Series 4	July 13, 2010	12,429	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,3]
Series 8	Jan. 01, 2012	13,471	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,4]
Series 9	July 17, 2013	13,209	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,4]
Series 12	Nov. 21, 2014	32,449	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,5]
Series 13	Jan. 01, 2015	21,778	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,6]

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Series 14	July 17, 2015	11,363	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,6]
Series 15	Jan. 01, 2016	71,088	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,6]
Series 16	Mar. 18, 2016	12,162	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,6]
Deferred grant in 2013	—	24,395	Satisfied
Deferred grant in 2014	—	10,572	Satisfied
Deferred grant in 2015	—	25,373	Satisfied

		248,289

Kookmin Bank
Series 60	Jan. 01, 2015	277,205	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,7]
Series 61	Apr. 14, 2015	8,390	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,7]
Series 62	Jan. 12, 2015	16,505	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,7]
Series 64	July 24, 2015	21,153	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,7]
Series 65	Aug. 26, 2015	13,828	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,7]
Series 66	Nov. 21, 2014	28,392	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,5]
Series 67	Jan. 01, 2016	164,063	Services fulfillment, Achievement of targets on the basis of market and non-market performance [2,8]
Deferred grant in 2013	—	23,755	Satisfied
Deferred grant in 2014	—	70,766	Satisfied
Deferred grant in 2015	—	88,848	Satisfied

		712,905

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Other subsidiaries and associate
Stock granted in 2010	—	2,487	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2011	—	3,469	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2012	—	10,224	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2013	—	48,231	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2014	—	82,192	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2015	—	198,014	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]
Stock granted in 2016	—	169,211	Services fulfillment, Achievement of targets on the basis of market and non-market performance [9]

		513,828

		1,475,022

[1]	Granted shares represent the total number of shares initially granted to directors and employees that have residual shares at the end of reporting period (Deferred grants are residual shares as of June 30, 2016).
[2]	Certain portion of the granted shares is compensated over a maximum period of three years from the initial exercise date.
[3]	37.5%, 37.5% and 25% of the number of granted shares to be compensated are determined upon the accomplishment of relative TSR, EPS and qualitative indicators, respectively. 30%, 30% and 40% of the number of certain granted shares to be compensated are determined upon the accomplishment of Performance Results, financial results of the Group and relative TSR, respectively. 40%, 40% and 20% of the number of certain granted shares to be compensated are determined upon the accomplishment of EPS, relative TSR and qualitative indicators, respectively.
[4]	30%, 30% and 40% of the number of granted shares to be compensated are determined upon the accomplishment of Performance Results, financial results of the Group and relative TSR, respectively. 50% of the number of certain granted shares to be compensated is determined upon the accomplishment of Performance Results, while 50% is determined upon the accomplishment of relative TSR.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

[5]	35%, 35% and 30% of the number of granted shares to be compensated are determined upon the accomplishment of relative TSR, EPS and Asset Quality, respectively.
[6]	40%, 30% and 30% of the number of granted shares to be compensated are determined upon the accomplishment of the Performance Results, financial results of the Group and relative TSR, respectively. 50% of the number of certain granted shares to be compensated is determined upon the accomplishment of Performance Results, while 50% is determined upon the accomplishment of relative TSR.
[7]	30%, 40% and 30% of the number of granted shares to be compensated are determined upon the accomplishment of relative TSR, Performance Results and financial results of Kookmin Bank, respectively. 50% of the number of certain granted shares to be compensated is determined upon the accomplishment of relative TSR, while 50% is determined upon the accomplishment of Performance Results.
[8]	30%, 40% and 30% of the number of granted shares to be compensated are determined upon the accomplishment of relative TSR, Performance Results and Evaluation of the Bank president’s performance, respectively. 50% of the number of certain granted shares to be compensated is determined upon the accomplishment of relative TSR, while 50% is determined upon the accomplishment of Performance Results.
[9]	30%, 30% and 40% of the number of granted shares to be compensated are determined upon the accomplishment of Performance Results, subsidiaries’ performance and relative TSR, respectively. 60% of the number of certain granted shares to be compensated is determined upon the accomplishment of subsidiaries’ performance, while 40% is determined upon the accomplishment of relative TSR. 40%, 30% and 30% of the number of certain granted shares to be compensated are determined upon accomplishment of Performance Results, subsidiaries’ performance and relative TSR, respectively. 50% of the number of certain granted shares to be compensated is determined upon the accomplishment of subsidiaries’ performance, while 50% is determined upon the accomplishment of relative TSR. 70% of the number of certain granted shares to be compensated is determined upon the accomplishment of subsidiaries’ performance, while 30% is determined upon the accomplishment of relative TSR.

The stock grant award program is an incentive plan that sets, on grant date, the maximum amount of shares that can be awarded. Actual stock granted at the end of the vesting period is determined in accordance with achievement of pre-specified targets over the vesting period.

Details of stock grants linked to short-term performance as of June 30, 2016, are as follows:

	Grant date	Estimated number of vested shares[1]	Vesting conditions
KB Financial Group Inc.
Stock granted in 2010	Jan. 01, 2010	322	Satisfied
Stock granted in 2011	Jan. 01, 2011	1,728	Satisfied
Stock granted in 2012	Jan. 01, 2012	2,642	Satisfied
Stock granted in 2013	Jan. 01, 2013	6,486	Satisfied
Stock granted in 2014	Jan. 01, 2014	16,231	Satisfied
Stock granted in 2015	Jan. 01, 2015	19,943	Satisfied
Stock granted in 2016	Jan. 01, 2016	10,602	Proportional to service period

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Kookmin Bank
Stock granted in 2013	Jan. 01, 2013	34,000	Satisfied
Stock granted in 2014	Jan. 01, 2014	109,722	Satisfied
Stock granted in 2015	Jan. 01, 2015	140,999	Satisfied
Stock granted in 2016	Jan. 01, 2016	87,276	Proportional to service period
Other subsidiaries and associate
Stock granted in 2013	—	3,276	Satisfied
Stock granted in 2014	—	49,781	Satisfied
Stock granted in 2015	—	164,509	Satisfied
Stock granted in 2016	—	87,687	Proportional to service period

[1]	The number of shares, which are exercisable, is determined by the results of performance. The stock grants are settled over three years.

The accrued expenses representing stock grants, and share-based payments, as of June 30, 2016 and December 31, 2015, are ~~W~~49,595 million and ~~W~~53,678 million, respectively. The compensation costs amounting to ~~W~~8,350 million and ~~W~~10,630 million were recognized as an expense for the six-month periods ended June 30, 2016 and 2015, respectively. There is no intrinsic value of the vested stock options as of June 30, 2016 and December 31, 2015.

Details of Mileage stock as of June 30, 2016, are as follows:

(in number of shares)	Grant date	Number of granted shares[1]	Expected exercise date(Years)[1]	Remaining shares[2]
Stock granted in 2016	Jan. 23, 2016	33,829	0.00~2.57	33,821
	Apr. 29, 2016	60	0.00~2.83	60

		33,889		33,881

[1]	Mileage stock may be exercised after one year from the grant date for two years. When the mileage stock is exercised, the closing price of prior month is applied. However, in case of transfer or retirement during the vesting period, mileage stock may still be exercised at the closing price of prior month.
[2]	The remaining shares are assessed based on the stock price as of June 30, 2016. These shares may be exercised immediately at grant date.

The accrued expenses for share-based payments in regards to mileage stock as of June 30, 2016, are ~~W~~1,105 million. The compensation costs amounting to ~~W~~1,105 million were recognized as an expense for the six-month periods ended June 30, 2016.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

31. Other Non-Operating Income and Expenses

Details of other non-operating income and expenses for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016				2015
	Three months		Six months		Three months		Six months
Other non-operating income
Gain on disposal in property and equipment	~~W~~	124	~~W~~	256	~~W~~	49	~~W~~	292
Rent received		3,638		7,639		6,188		12,251
Others		21,257		42,342		44,840		236,361

		25,019		50,237		51,077		248,904

Other non-operating expenses
Loss on disposal in property and equipment		878		1,324		119		292
Donation		8,343		11,751		6,336		10,566
Restoration cost		340		719		275		513
Others		12,738		19,561		15,383		22,464

		22,299		33,355		22,113		33,835

Net other non-operating income	~~W~~	2,720	~~W~~	16,882	~~W~~	28,964	~~W~~	215,069

32. Income Tax Expense

Income tax expense for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016		2015
Tax payable
Current tax expense	~~W~~	314,694	~~W~~	237,173
Adjustments recognized in the period for current tax of prior years		33,865		(12,965)

		348,559		224,208

Changes in deferred income tax assets (liabilities)		16,834		2,020

Income tax recognized directly in equity
Remeasurements of net defined benefit liabilities		1,596		1,232
Change in value of available-for-sale financial assets		(41,886)		(15,157)
Change in value of held-to-maturity financial assets		140		170
Share of other comprehensive loss of associates		(4,514)		(578)
Cash flow hedges		32		(19)
Hedges of a net investment in a foreign operation		427		2,396

		(44,205)		(11,956)

Others		(645)		321

Tax expense	~~W~~	320,543	~~W~~	214,593

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

33. Dividends

The dividends to the shareholders of the Parent Company in respect of the year ended December 31, 2015, of ~~W~~980 per share, amounting to total dividends of ~~W~~378,625 million were paid in April 2016. The dividends paid to the shareholders of the Parent Company in 2015 were ~~W~~301,354 million (~~W~~780 per share).

34. Accumulated Other Comprehensive Income

Details of accumulated other comprehensive income for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Beginning		Changes except for reclassification		Reclassification to profit or loss		Tax effect		Ending
Remeasurements of net defined benefit liabilities	~~W~~	(133,876)	~~W~~	(6,595)	~~W~~	—	~~W~~	1,596	~~W~~	(138,875)
Exchange differences on translating foreign operations		32,990		(8,303)		—		—		24,687
Change in value of available-for-sale financial assets		653,130		247,606		(62,295)		(41,886)		796,555
Change in value of held-to-maturity financial assets		2,731		(580)		—		140		2,291
Shares of other comprehensive income (loss) of associates		(89,081)		92,711		—		(4,514)		(884)
Cash flow hedges		(10,173)		(3,774)		2,175		32		(11,740)
Hedges of a net investment in a foreign operation		(25,477)		(1,765)		—		427		(26,815)

	~~W~~	430,244	~~W~~	319,300	~~W~~	(60,120)	~~W~~	(44,205)	~~W~~	645,219

(In millions of Korean won)	2015
	Beginning		Changes except for reclassification		Reclassification to profit or loss		Tax effect		Ending
Remeasurements of net defined benefit liabilities	~~W~~	(110,814)	~~W~~	(5,091)	~~W~~	—	~~W~~	1,232	~~W~~	(114,673)
Exchange differences on translating foreign operations		(12,153)		14,790		—		—		2,637
Change in value of available-for-sale financial assets		680,900		220,766		(177,873)		(15,157)		708,636
Change in value of held-to-maturity financial assets		3,823		(703)		—		170		3,290
Shares of other comprehensive income (loss) of associates		(89,303)		2,810		—		(578)		(87,071)
Cash flow hedges		(10,774)		4,779		(7,243)		(19)		(13,257)
Hedges of a net investment in a foreign operation		—		(9,900)		—		2,396		(7,504)

	~~W~~	461,679	~~W~~	227,451	~~W~~	(185,116)	~~W~~	(11,956)	~~W~~	492,058

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

35. Earnings per Share

35.1 Basic earnings per share

Basic earnings per share is calculated by dividing profit and loss attributable to ordinary equity holders of the Parent Company by the weighted average number of ordinary shares outstanding, excluding the treasury shares, during the three-month and six-month periods ended June 30, 2016 and 2015.

Weighted average number of ordinary shares outstanding:

(In number of shares)	2016	2015
Three-month periods
Beginning (A)	386,351,693	386,351,693
Acquisition of Treasury shares (B)	(6,996,657)	—

Weighted average number of ordinary shares outstanding (C)	379,355,036	386,351,693

Six-month periods
Beginning (A)	386,351,693	386,351,693
Acquisition of Treasury shares (B)	(4,106,289)	—

Weighted average number of ordinary shares outstanding (C)	382,245,404	386,351,693

Basic earnings per share:

(In Korean won and in number of shares)	2016
	Three months		Six months

Profit attributable to ordinary shares (D)	~~W~~	580,362,985,172	~~W~~	1,125,366,527,076
Weighted average number of ordinary shares outstanding (E)		379,355,036		382,245,404
Basic earnings per share (F = D / E)	~~W~~	1,530	~~W~~	2,944

(In Korean won and in number of shares)	2015
	Three months		Six months

Profit attributable to ordinary shares (D)	~~W~~	331,728,547,747	~~W~~	936,694,035,295
Weighted average number of ordinary shares outstanding (E)		386,351,693		386,351,693
Basic earnings per share (F = D / E)	~~W~~	859	~~W~~	2,424

35.2 Diluted earnings per share

Diluted earnings per share is calculated using the weighted average number of ordinary shares outstanding which is adjusted by the weighted average number of additional ordinary shares that would have been outstanding assuming the conversion of all dilutive potential ordinary shares. The Group’s dilutive potential ordinary shares include stock grants.

A calculation is done to determine the number of shares that could have been acquired at fair value (determined as the average market share price of the Group’s outstanding shares for the period) based on the monetary value of the subscription rights attached to the share options. The number of shares calculated above is compared with the number of shares that would have been issued assuming the exercise of stock grants.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Adjusted profit for diluted earnings per share for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In Korean won)	2016
	Three months		Six months
Profit attributable to ordinary shares	~~W~~	580,362,985,172	~~W~~	1,125,366,527,076
Adjustment		—		—

Adjusted profit for diluted earnings	~~W~~	580,362,985,172	~~W~~	1,125,366,527,076

(In Korean won)	2015
	Three months		Six months
Profit attributable to ordinary shares	~~W~~	331,728,547,747	~~W~~	936,694,035,295
Adjustment		—		—

Adjusted profit for diluted earnings	~~W~~	331,728,547,747	~~W~~	936,694,035,295

Adjusted weighted average number of ordinary shares outstanding to calculate diluted earnings per share for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(In number of shares)	2016
	Three months	Six months
Weighted average number of ordinary shares outstanding	379,355,036	382,245,404
Adjustment
Stock grants	1,616,108	1,739,857
Adjusted weighted average number of ordinary shares outstanding for diluted earnings per share	380,971,144	383,985,261

(In number of shares)	2015
	Three months	Six months
Weighted average number of ordinary shares outstanding	386,351,693	386,351,693
Adjustment
Stock grants	1,388,324	1,514,543
Adjusted weighted average number of ordinary shares outstanding for diluted earnings per share	387,740,017	387,866,236

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Diluted earnings per share for the three-month and six-month periods ended June 30, 2016 and 2015, are as follows:

(in Korean won and in number of shares)	2016
	Three months		Six months
Adjusted profit for diluted earnings per share	~~W~~	580,362,985,172	~~W~~	1,125,366,527,076
Adjusted weighted average number of ordinary shares outstanding for diluted earnings per share		380,971,144		383,985,261
Diluted earnings per share	~~W~~	1,523	~~W~~	2,931

(In Korean won and in number of shares)	2015
	Three months		Six months
Adjusted profit for diluted earnings per share	~~W~~	331,728,547,747	~~W~~	936,694,035,295
Adjusted weighted average number of ordinary shares outstanding for diluted earnings per share		387,740,017		387,866,236
Diluted earnings per share	~~W~~	856	~~W~~	2,415

36. Insurance Contracts

36.1 Insurance Liabilities

Details of insurance liabilities presented within other liabilities as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Individual insurance
Pure endowment insurance	~~W~~	5,057,356	~~W~~	4,840,555
Death insurance		188,856		156,179
Joint insurance		1,908,808		1,906,777
Group insurance		4,506		1,895
Others		22,675		19,293

	~~W~~	7,182,201	~~W~~	6,924,699

36.2 Insurance Assets

Details of insurance assets presented within other assets as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Reinsurance assets	~~W~~	5,239	~~W~~	5,844
Deferred acquisition costs		113,977		106,645

	~~W~~	119,216	~~W~~	112,489

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

36.3 Insurance Premiums and Reinsurance

Details of insurance premiums for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Pure endowment insurance		Death insurance		Joint insurance		Group insurance		Others		Total
Insurance premiums earned	~~W~~	415,821	~~W~~	60,549	~~W~~	157,058	~~W~~	6,046	~~W~~	14,920	~~W~~	654,394
Reinsurance premiums paid		(237)		(1,272)		(186)		(979)		(3,937)		(6,611)

Net premiums earned	~~W~~	415,584	~~W~~	59,277	~~W~~	156,872	~~W~~	5,067	~~W~~	10,983	~~W~~	647,783

(In millions of Korean won)	2015
	Pure endowment insurance		Death insurance		Joint insurance		Group insurance		Others		Total
Insurance premiums earned	~~W~~	372,190	~~W~~	37,692	~~W~~	180,201	~~W~~	5,172	~~W~~	18,729	~~W~~	613,984
Reinsurance premiums paid		(242)		(1,382)		(150)		(1,017)		(3,407)		(6,198)

Net premiums earned	~~W~~	371,948	~~W~~	36,310	~~W~~	180,051	~~W~~	4,155	~~W~~	15,322	~~W~~	607,786

Insurance expenses for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016
	Pure endowment insurance		Death insurance		Joint insurance		Group insurance		Others		Total
Insurance expense	~~W~~	4,720	~~W~~	1,577	~~W~~	66,716	~~W~~	3,105	~~W~~	2,140	~~W~~	78,258
Dividend expense		450		9		—		—		—		459
Refund expense		219,869		8,625		103,279		156		—		331,929
Provision		216,801		32,677		2,031		2,611		3,382		257,502

		441,840		42,888		172,026		5,872		5,522		668,148

Reinsurance claims		(55)		(1,025)		(119)		(1,590)		(2,138)		(4,927)

Net insurance expense	~~W~~	441,785	~~W~~	41,863	~~W~~	171,907	~~W~~	4,282	~~W~~	3,384	~~W~~	663,221

(In millions of Korean won)	2015
	Pure endowment insurance		Death insurance		Joint insurance		Group insurance		Others		Total
Insurance expense	~~W~~	2,903	~~W~~	1,034	~~W~~	19,949	~~W~~	1,743	~~W~~	2,416	~~W~~	28,045
Dividend expense		287		12		—		—		—		299
Refund expense		213,485		5,217		104,537		150		—		323,389
Provision		186,592		18,572		70,496		2,330		3,313		281,303

		403,267		24,835		194,982		4,223		5,729		633,036

Reinsurance claims		(149)		(758)		(29)		(805)		(2,562)		(4,303)

Net insurance expense	~~W~~	403,118	~~W~~	24,077	~~W~~	194,953	~~W~~	3,418	~~W~~	3,167	~~W~~	628,733

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

37. Supplemental Cash Flow Information

Cash and cash equivalents as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Cash	~~W~~	2,232,399	~~W~~	2,074,357
Checks with other banks		622,633		396,955
Due from Bank of Korea		6,570,020		6,791,990
Due from other financial institutions		6,318,337		7,052,764

		15,743,389		16,316,066

Restricted cash from financial institutions		(7,036,041)		(7,124,241)
Due from financial institutions with original maturities over three months		(974,975)		(1,733,906)

		(8,011,016)		(8,858,147)

	~~W~~	7,732,373	~~W~~	7,457,919

Cash inflows and outflows from income tax, interests and dividends for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	Activity	2016		2015
Income tax paid	Operating	~~W~~	140,221	~~W~~	37,278
Interest received	Operating		5,125,287		5,642,619
Interest paid	Operating		1,894,421		2,380,353
Dividends received	Operating		92,660		69,607
Dividends paid	Financing		378,625		301,354

38. Contingent Liabilities and Commitments

Details of payment guarantees as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Confirmed payment guarantees
Confirmed payment guarantees in Korean won
Payment guarantees for KB purchasing loan	~~W~~	427,362	~~W~~	422,316
Other payment guarantees		858,236		609,034

		1,285,598		1,031,350

Confirmed payment guarantees in foreign currency
Acceptances of letter of credit		305,699		250,647
Letter of guarantees		61,927		51,500
Bid bond		49,985		62,402
Performance bond		795,209		1,006,304
Refund guarantees		1,731,464		1,924,030
Other payment guarantees in foreign currency		1,675,909		1,444,618

		4,620,193		4,739,501

Financial guarantees
Guarantees for Debenture-Issuing		31,000		51,200
Payment guarantees for mortgage		25,529		27,805
Overseas debt guarantees		386,746		374,769
International financing guarantees in foreign currencies		51,042		11,893

Other financing payment guarantees		762		6,897

		495,079		472,564

		6,400,870		6,243,415

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Unconfirmed acceptances and guarantees
Guarantees of letter of credit		1,946,304		2,142,496
Refund guarantees		588,926		1,019,116

		2,535,230		3,161,612

	~~W~~	8,936,100	~~W~~	9,405,027

Commitments as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)	June 30, 2016		December 31, 2015
Commitments
Corporate loan commitments	~~W~~	35,640,879	~~W~~	39,022,521
Retail loan commitments		15,485,470		15,160,930
Credit line on credit cards		43,590,866		41,439,061
Private placement corporate bonds		184,600		110,858
Purchase of other security investment and others		1,369,595		1,869,533

		96,271,410		97,602,903

Financial Guarantees
Credit line		2,957,549		3,449,749
Purchase of security investment		550,400		98,700

		3,507,949		3,548,449

	~~W~~	99,779,359	~~W~~	101,151,352

Other Matters (including litigation)

a) The Group has filed 107 lawsuits (excluding minor lawsuits in relation to the collection or management of loans), involving aggregate claims of ~~W~~469,043 million, and faces 321 lawsuits (as the defendant) (excluding minor lawsuits in relation to the collection or management of loans) involving aggregate damages of ~~W~~473,797 million, which arose in the normal course of the business and are still pending as of June 30, 2016.

b) According to the shareholders’ agreement on September 25, 2009, between Kookmin Bank, the International Finance Corporation (“IFC”) and the remaining shareholders, Kookmin Bank granted a put option to IFC with the right to sell shares of JSC Bank Center Credit to itself or its designee. The exercise price is determined at its fair value by mutual agreement between Kookmin Bank and IFC. If the price is not agreed by the designated date, it is determined by the value measured by the selected independent external valuation institution. The put option may be exercised by IFC at any time from February 24, 2013 to February 24, 2017.

c) The face value of the securities which Kookmin Bank sold to general customers through the bank tellers amounts to ~~W~~11,133 million and ~~W~~11,254 million as of June 30, 2016 and December 31, 2015, respectively.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

d) In 2013, Kookmin Bank underwent a tax investigation for the fiscal years 2008 to 2012 by the Seoul Regional Tax Office. As a result, Kookmin Bank was fined a total of ~~W~~124,357 million for income taxes (including local income taxes) and paid ~~W~~123,330 million, excluding local income tax amounting to ~~W~~1,027 million, and recognized as non-trade payable as of June 30, 2016. Meanwhile, Kookmin Bank appealed to the tax tribunal over the ~~W~~114,283 million in fines.

e) While setting up a fraud detection system, a computer contractor employed by the personal credit ratings firm Korea Credit Bureau caused a widespread data breach in June 2013, resulting in the theft of cardholders’ personal information. As a result of the leakage of customer personal information, the KB Kookmin Card received a notification from the Financial Services Commission that the KB Kookmin Card is subject to a temporary three-month operating suspension as of February 16, 2014. In respect of the incident, the Group faces 96 legal claims filed as the defendant, with an aggregate claim of ~~W~~47,466 million as of December 31, 2015. A provision liability of ~~W~~9,863 million has been recognized for these pending lawsuits. KB Kookmin Card has entered into a privacy liability insurance as of June 30, 2016. Therefore, the amounts of receivables guaranteed in case of the legal obligation of payment levied are ~~W~~3,500 million for the lawsuits stated above. In addition, the additional lawsuits may be filed against the Group. Meanwhile, the final outcome of the cases cannot be reasonably ascertained.

39. Subsidiaries

Details of subsidiaries as of June 30, 2016, are as follows:

Investor	Investee	Ownership interests(%)	Location	Date of financial statements	Industry
KB Financial Group Inc.	Kookmin Bank	100.00	Korea	Dec. 31	Banking and foreign exchange transaction
	KB Kookmin Card Co., Ltd.	100.00	Korea	Dec. 31	Credit card and installment finance
	KB Investment & Securities Co., Ltd.	100.00	Korea	Dec. 31	Financial investment
	KB Life Insurance Co., Ltd.	100.00	Korea	Dec. 31	Life insurance
	KB Asset Management Co., Ltd.	100.00	Korea	Dec. 31	Security investment trust management and advisory
	KB Capital Co., Ltd.	52.02	Korea	Dec. 31	Financial Leasing
	KB Savings Bank Co., Ltd.	100.00	Korea	Dec. 31	Savings banking
	KB Real Estate Trust Co., Ltd.	100.00	Korea	Dec. 31	Real estate trust management
	KB Investment Co., Ltd.	100.00	Korea	Dec. 31	Capital investment
	KB Credit Information Co., Ltd.	100.00	Korea	Dec. 31	Collection of receivables or credit investigation
	KB Data System Co., Ltd.	100.00	Korea	Dec. 31	Software advisory, development, and supply

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Kookmin Bank	Kookmin Bank Int’l Ltd.(London)	100.00	United Kingdom	Dec. 31	Banking and foreign exchange transaction
	Kookmin Bank Hong Kong Ltd.	100.00	Hong Kong	Dec. 31	Banking and foreign exchange transaction
	Kookmin Bank Cambodia PLC.	100.00	Cambodia	Dec. 31	Banking and foreign exchange transaction
	Kookmin Bank (China) Ltd.	100.00	China	Dec. 31	Banking and foreign exchange transaction
	Personal pension trusts and 10 other trusts[1]	—	Korea	Dec. 31	Trust
	Samho Kyungwon Co., Ltd. and 11 others[2]	—	Korea and others	Dec. 31	Asset-backed securitization and others
	KB Haeoreum private securities investment trust 26(Bond) and 6 others	100.00	Korea	Dec. 31	Private equity fund
Kookmin Bank, KB Investment Co., Ltd.	KB12-1 Venture Investment	100.00	Korea	Dec. 31	Capital investment
	KB Start-up Creation Fund	62.50	Korea	Dec. 31	Capital investment
	KB Intellectual Property Fund[5]	34.00	Korea	Dec. 31	Capital investment
Kookmin Bank, KB life Insurance, KB Investment & Securities Co., Ltd.	KB High-tech Company Investment Fund	86.00	Korea	Dec. 31	Capital investment
KB Investment & Securities Co., Ltd.	Growth Investment First Co., Ltd. [2]	—	Korea	Dec. 31	Asset-backed securitization and others
	GoldenEgg Investment Co., Ltd.[2]	—	Korea	Dec. 31	Asset-backed securitization and others
KB Asset Management Co., Ltd.	KB Wellyan Private Equity Real Estate Fund No. 6	95.67	Korea	Dec. 31	Capital investment
	KB Wellyan Private Equity Real Estate Fund No. 7[3]	48.33	Korea	Dec. 31	Capital investment
	Boyoung Construction[4]	—	Korea	Dec. 31	Construction
	KB Star Fund_KB Value Focus Korea Equity	100.00	Luxembourg	Dec. 31	Capital investment
KB Investment Co., Ltd.	09-5 KB Venture Fund[5]	33.33	Korea	Dec. 31	Capital investment
	KoFC-KB Pioneer Champ No.2010-8 Investment Partnership	50.00	Korea	Dec. 31	Capital investment
	2011 KIF-KB IT Venture Fund[5]	43.33	Korea	Dec. 31	Capital investment
	KoFC-KB Young Pioneer 1st Fund[5]	33.33	Korea	Dec. 31	Capital investment
KB Investment, KB life Insurance Co., Ltd.	KB-Solidus Global Healthcare Fund[5]	36.66	Korea	Dec. 31	Capital investment

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

KB Kookmin Card Co., Ltd.	KB Kookmin Card Second Securitization Co., Ltd.[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile third Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile fourth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile fifth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile sixth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile seventh Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile eighth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile ninth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile tenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile eleventh Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile twelfth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile thirteenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile fourteenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile fifteenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile sixteenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile seventeenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
	Wise Mobile eighteenth Securitization Specialty[2]	0.50	Korea	Dec. 31	Asset-backed securitization
KB Life Insurance Co., Ltd.	KB Haeoreum Private Securities Investment Trust 1st and 3 others	100.00	Korea	Dec. 31	Private equity fund

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Kookmin Bank, KB Investment & Securities, KB life Insurance, KB Real Estate Trust Co., Ltd.	KB Wise Star Private Real Estate Feeder Fund 1st.	100.00	Korea	Dec. 31	Investment trust
Kookmin Bank	Hanbando BTL Private Special Asset Fund 1st3	39.74	Korea	Dec. 31	Capital investment
Kookmin Bank, KB life Insurance Co., Ltd.	KB Hope Sharing BTL Private Special Asset[3]	40.00	Korea	Dec. 31	Capital investment
Kookmin Bank	KB Mezzanine Private Securities Fund 1st.(Mixed)[3]	46.51	Korea	Dec. 31	Capital investment
Kookmin Bank, KB life Insurance Co., Ltd.	KB Mezzanine Private Securities Fund 2nd.(Mixed)[3]	40.74	Korea	Dec. 31	Capital investment
Kookmin Bank, KB life Insurance Co., Ltd.	KB Senior Loan Private Fund[3]	28.70	Korea	Dec. 31	Capital investment
Kookmin Bank	KB Evergreen bond fund No.98 (Hedge Fund) [3]	39.56	Korea	Dec. 31	Capital investment
KB Investment & Securities Co., Ltd.	KB Vintage 16 Private Securities Investment Trust 1st 3	38.46	Korea	Dec. 31	Capital investment
KB Wise Star Private Real Estate Feeder Fund 1st.	KB Star Retail Private Master Real Estate 1st [6]	48.98	Korea	Dec. 31	Capital investment
	KB Star Office Private Real Estate Investment Trust 2nd6	44.44	Korea	Dec. 31	Capital investment

[1]	The Group controls the trust because it has power that determines the management performance over the trust and is exposed to variable returns to absorb losses through the guarantees of payment of principal, or payment of principal and fixed rate of return.
[2]	Although the Group holds less than a majority of the investee’s voting rights, the Group controls these investees because it is exposed to variable returns from its involvement with the investees and has ability to affect those returns through its power.
[3]	Although the Group holds less than a majority of the investee’s voting rights, the Group controls the investee as it has power over relevant activities by managing the fund; has significant percentage of ownership that is over 40%; is significantly exposed to variable returns which is affected by the performance of the investees; and has ability to affect the performance through its power.
[4]	Boyoung Construction is included in the consolidation scope as KB Wellyan Private Equity Real Estate Fund No. 7 is included in the consolidation scope.
[5]	Although the Group holds less than a majority of the investee’s voting rights, the Group controls the investee as it has power over relevant activities by taking the role of an operating manager and it is significantly exposed to variable returns which is affected by the performance of the investees, and has ability to affect the performance through its power.
[6]	KB Star Retail Private Master Real Estate 1st and KB Star Office Private Real Estate Investment Trust 2nd are included in the consolidation scope as KB Wise Star Private Real Estate Feeder Fund 1st is included in the consolidation scope.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

The condensed financial information of major subsidiaries as of June 30, 2016 and December 31, 2015, and for the six-month periods ended June 30, 2016 and 2015, is as follows:

(In millions of Korean won)
	June 30, 2016
	Assets		Liabilities		Equity		Operating income (revenue)		Profit for the period		Total comprehensive income for the period
Kookmin Bank[1]	~~W~~	300,220,933	~~W~~	277,008,452	~~W~~	23,212,481	~~W~~	9,325,665	~~W~~	743,186	~~W~~	845,791
KB Kookmin Card Co., Ltd.[1]		15,489,258		11,700,696		3,788,562		1,475,050		153,273		154,587
KB Investment & Securities Co., Ltd. [1,2]		7,093,783		6,441,637		652,146		535,117		28,531		29,180
KB Life Insurance Co., Ltd.[1]		8,811,511		8,194,531		616,980		794,686		10,266		34,147
KB Asset Management Co., Ltd.[1]		145,437		20,074		125,363		61,848		29,694		28,690
KB Capital Co., Ltd.[2]		6,518,125		5,821,115		697,010		226,234		50,545		50,813
KB Savings Bank Co., Ltd.		1,012,992		836,476		176,516		30,253		4,131		4,204
KB Real Estate Trust Co., Ltd.		197,563		27,490		170,073		33,415		16,514		16,735
KB Investment Co., Ltd.[1]		286,037		137,375		148,662		28,287		5,397		3,663
KB Credit Information Co., Ltd.		27,892		7,650		20,242		18,626		43		41
KB Data System Co., Ltd.		25,014		11,214		13,800		31,947		161		141

(In millions of Korean won)
	December 31, 2015						June 30, 2015
	Assets		Liabilities		Equity		Operating income (revenue)		Profit(loss) for the period		Total comprehensive income(loss) for the period
Kookmin Bank [1]	~~W~~	290,277,907	~~W~~	267,530,696	~~W~~	22,747,211	~~W~~	7,934,081	~~W~~	730,189	~~W~~	710,045
KB Kookmin Card Co., Ltd. [1]		16,141,810		12,307,827		3,833,983		1,475,446		168,798		170,764
KB Investment & Securities Co., Ltd. [1,2]		6,118,251		5,495,285		622,966		396,045		33,493		33,311
KB Life Insurance Co., Ltd. [1]		8,516,783		7,933,950		582,833		743,796		13,073		5,041
KB Asset Management Co., Ltd. [1]		228,011		81,338		146,673		54,040		24,790		24,945
KB Capital Co., Ltd. [2]		5,563,402		5,003,278		560,124		169,611		31,217		30,929
KB Savings Bank Co., Ltd.		856,516		684,204		172,312		29,397		6,303		6,267
KB Real Estate Trust Co., Ltd.		223,820		20,482		203,338		28,398		12,560		11,478
KB Investment Co., Ltd. [1]		276,798		130,999		145,799		18,685		2,830		993
KB Credit Information Co., Ltd.		28,533		8,332		20,201		20,969		(347)		(347)
KB Data System Co., Ltd.		28,388		14,728		13,660		21,326		(155)		(171)

[1]	Financial information is based on its consolidated financial statements.
[2]	The amount includes the fair value adjustments due to the merger.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Nature of the risks associated with interests in consolidated structured entities

The terms of contractual arrangements to provide financial support to a consolidated structured entity

•	The Group has provided payment guarantees of ~~W~~153,700 million to Growth Investment First Co., Ltd. and other subsidiaries that issued debentures.

•	The Group provides capital commitment to KB Wise Star Private Real Estate Feeder Fund 1st. and 11 other subsidiaries. The unexecuted amount of the investment agreement is ~~W~~530,484 million. Based on the capital commitment, the Group is subject to increase its investment upon the request of the asset management company or the additional agreement among investors.

•	The Group provides the guarantees of payment of principal, or principal and fixed rate of return in case the operating results of the trusts are less than the guaranteed principal, or principal and fixed rate of return.

Changes in subsidiaries

KB High-tech Company Investment Fund, KL 1st Inc., KH 2nd Inc., Silver Investment 2nd Co., Ltd., KL International 1st Inc., KL 3rd Inc., KBM 1st Inc., KY 1st Inc., KB-Solidus Global Healthcare Fund, KB Vintage 16 Private Securities Investment Trust 1st, KB Evergreen bond fund No.98 (Hedge Fund) and KB Star Fund_KB Value Focus Korea Equity, were newly consolidated during the six-month period ended June 30, 2016. Ashley Investment First Co., Ltd., Wise Mobile First Securitization Specialty, Wise Mobile Second Securitization Specialty, Midus Absolute Return PF Bond 2(Hedge Fund) and other have been excluded from consolidation during the six-month period ended June 30, 2016.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

40. Unconsolidated Structured Entity

The nature, purpose and activities of the unconsolidated structured entities and how the structured entities are financed, are as follows:

Nature	Purpose	Activities	Methods of Financing
Asset-backed securitization	Early cash generation through transfer of securitization assets Fees earned as services to SPC, such as providing lines of credit and ABCP purchase commitments	Fulfillment of Asset-backed securitization plan Purchase and transfer of securitization assets Issuance and repayment of ABS and ABCP	Issuance of ABS and ABCP based on securitization assets

Project Financing	Granting PF loans to SOC and real estate Granting loans to ships/aircrafts SPC	Construction of SOC and real estate Building ships/ construction and purchase of aircrafts	Loan commitments through Credit Line, providing lines of credit and investment agreements

Trust	Management of financial trusts; -Development trust -Mortgage trust -Management trust -Disposal trust -Distribution and management trust -Other trusts	Development, management, and disposal of trusted real estate assets Payment of trust fees and allocation of trust profits.	Distribution of trusted real estate assets and financing of trust company Public auction of trusted real estate assets and financing of trust company

Investment funds	Investment in beneficiary certificates Investment in PEF and partnerships	Management of fund assets Payment of fund fees and allocation of fund profits	Sales of beneficiary certificate instruments Investment of managing partners and limited partners

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

As of June 30, 2016 and December 31, 2015, the size of the unconsolidated structured entities and the risks associated with its interests in unconsolidated structured entities, are as follows:

(In millions of Korean won)	June 30, 2016
	Asset-backed securitization		Project financing		Trusts		Investment funds		Others		Total
Total assets of unconsolidated Structured Entity	~~W~~	63,237,048	~~W~~	22,541,284	~~W~~	1,513,758	~~W~~	24,996,859	~~W~~	5,615,552	~~W~~	117,904,501
Carrying amount on financial statements
Assets
Financial assets at fair value through profit or loss		141,000		76,499		—		—		—		217,499
Derivative financial assets		68		—		—		341		—		409
Loans		279,673		3,094,970		54,500		589,467		364,700		4,383,310
Financial investments		7,270,046		7,867		—		3,653,134		148,314		11,079,361
Investment in associates		—		—		—		207,917		130,952		338,869
Other assets		3,744		5		14,748		974		13		19,484

	~~W~~	7,694,531	~~W~~	3,179,341	~~W~~	69,248	~~W~~	4,451,833	~~W~~	643,979	~~W~~	16,038,932

Liabilities
Deposits	~~W~~	639,709	~~W~~	970,035	~~W~~	—	~~W~~	9,840	~~W~~	14,445	~~W~~	1,634,029
Other liabilities		517		—		—		—		—		517

	~~W~~	640,226	~~W~~	970,035	~~W~~	—	~~W~~	9,840	~~W~~	14,445	~~W~~	1,634,546

Maximum exposure to loss[1]
Holding assets	~~W~~	7,694,531	~~W~~	3,179,341	~~W~~	69,248	~~W~~	4,451,833	~~W~~	643,979	~~W~~	16,038,932
Purchase and investment commitments		613,600		—		—		1,507,177		15,451		2,136,228
Unused credit		3,056,603		—		—		—		—		3,056,603
Payment guarantee and loan commitments		8,424		1,145,717		—		—		218,612		1,372,753

	~~W~~	11,373,158	~~W~~	4,325,058	~~W~~	69,248	~~W~~	5,959,010	~~W~~	878,042	~~W~~	22,604,516

Methods of determining the maximum exposure to loss		Providing lines of credit and purchase commitments		Loan commitments /investment agreements / purchase commitments and acceptances and guarantees		Dividends by results trust: Total amount of trust exposure		Investments / loans and capital commitments		Loan commitments

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	December 31, 2015
	Asset-backed securitization		Project Financing		Trusts		Investment funds		Others		Total
Total assets of unconsolidated Structured Entity	~~W~~	54,151,312	~~W~~	23,291,892	~~W~~	2,371,180	~~W~~	28,084,612	~~W~~	6,268,674	~~W~~	114,167,670
Carrying amount on financial statements
Assets
Financial assets at fair value through profit or loss		225,559		—		—		—		—		225,559
Derivative financial assets		373		—		—		—		—		373
Loans		262,172		3,140,760		—		58,805		388,560		3,850,297
Financial investments		9,428,582		85,495		2,026		1,325,221		18,303		10,859,627
Investment in associates		—		—		—		386,909		—		386,909
Other assets		119		11		29,186		1,654		71		31,041

	~~W~~	9,916,805	~~W~~	3,226,266	~~W~~	31,212	~~W~~	1,772,589	~~W~~	406,934	~~W~~	15,353,806

Liabilities
Deposits	~~W~~	258,554	~~W~~	728,059	~~W~~	—	~~W~~	9,406	~~W~~	19,743	~~W~~	1,015,762
Other liabilities		330		—		—		—		—		330

	~~W~~	258,884	~~W~~	728,059	~~W~~	—	~~W~~	9,406	~~W~~	19,743	~~W~~	1,016,092

Maximum exposure to loss[1]
Holding assets		9,916,805		3,226,266		31,213		1,772,589		406,934		15,353,807
Purchase and investment commitments		516,558		14,177		—		1,584,181		—		2,114,916
Unused credit		3,449,749		—		—		—		—		3,449,749
Payment guarantee and loan commitments		16,132		1,234,149		—		—		78,801		1,329,082

	~~W~~	13,899,244	~~W~~	4,474,592	~~W~~	31,213	~~W~~	3,356,770	~~W~~	485,735	~~W~~	22,247,554

Methods of determining the maximum exposure to loss		Providing lines of credit and purchase commitments		Loan commitments /investment agreements / purchase commitments and acceptances and guarantees		Dividends by results trust: Total amount of trust exposure		Investments / loans and capital commitments		Loan commitments

[1]	Maximum exposure to loss includes the asset amounts, after deducting loss(provision for assets, impairment losses and others), recognized in the financial statements of the Group.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

41.	Related Party Transactions

Profit and loss arising from transactions with related parties for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)		2016		2015
Associates
KB Insurance Co., Ltd.	Interest income	~~W~~	29	~~W~~	—
	Interest expense		552		—
	Fee and commission income		7,123		—
	Gains on financial assets/liabilities at fair value through profit or loss		1,590		—
	Losses on financial assets/liabilities at fair value through profit or loss		9,069		—
	Other operating income		10,620		—
	Other operating expense		1,602		—
	General and administrative expenses		6,477		—
	Reversal for credit loss		30
	Provision for credit loss		173		—
	Other non-operating income		47		—
	Other non-operating expense		35		—
Balhae Infrastructure Fund	Fee and commission income		4,229		3,927
Korea Credit Bureau Co., Ltd.	Interest expense		43		39
	Fee and commission income		869		838
	Fee and commission expense		971		929
	General and administrative expenses		1,145		947
	Provision for credit loss		1		—
UAMCO., Ltd. [1]	Interest expense		1		5
	Fee and commission income		5		7
KoFC KBIC Frontier Champ 2010-5(PEF)	Fee and commission income		267		273
United PF 1st Recovery Private Equity Fund [1]	Interest expense		1		49
KB GwS Private Securities Investment Trust	Fee and commission income		452		443
Incheon Bridge Co., Ltd.	Interest income		6,900		5,856
	Interest expense		177		256
	Reversal for credit loss		—		2
	Provision for credit loss		30		2
Jaeyang Industry Co., Ltd.	Reversal for credit loss		27		—
HIMS Co., Ltd.	Interest income		28		—
	Gains on financial assets/liabilities at fair value through profit or loss		768		—
	Provision for credit loss		200		—
KoFC POSCO HANHWA KB Shared Growth Private Equity Fund	Fee and commission income		254		329
KB Star Office Private Real Estate Investment Trust No.1	Interest income		184		183
	Interest expense		42		49
	Fee and commission income		217		216
KBIC Private Equity Fund No. 3	Interest expense		7		16
	Fee and commission income		132		149
E-clear International Co., Ltd. [1]	Interest income		—		16
	Provision for credit losses		—		202

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

SY Auto Capital Co., Ltd.	Interest income	267	—
	Fee and commission income	20	—
	Other operating income	1,248	—
	Other operating expense	64	—
	Provision for credit losses	61	—
	Other non-operating income	250	—
KB No.3 Special Purpose Acquisition Company[1]	Interest income	—	31
	Interest expense	—	5
	Gains on financial assets/liabilities at fair value through profit or loss	—	10,904
KB No.4 Special Purpose Acquisition Company[1]	Interest income	—	38
	Interest expense	—	25
	Gains on financial assets/liabilities at fair value through profit or loss	—	1,449
KB No.5 Special Purpose Acquisition Company	Interest income	35	34
	Interest expense	19	20
	Gains on financial assets/liabilities at fair value through profit or loss	354	822
	Reversal for credit loss	14	—
	Provision for credit loss	—	9
KB No.6 Special Purpose Acquisition Company[1]	Interest income	27	26
	Interest expense	14	36
	Losses on financial assets/liabilities at fair value through profit or loss	38	575
KB No.7 Special Purpose Acquisition Company	Interest income	18	16
	Interest expense	18	17
	Fee and commission income	—	150
	Gains on financial assets/liabilities at fair value through profit or loss	2,139	1,710
	Losses on financial assets/liabilities at fair value through profit or loss	51	—
	Other non-operating income	—	38
KB No.8 Special Purpose Acquisition Company	Interest income	36	5
	Interest expense	17	3
	Gains on financial assets/liabilities at fair value through profit or loss	5	—
	Losses on financial assets/liabilities at fair value through profit or loss	101	3
	Reversal for credit loss	24	—
	Provision for credit loss	—	38
KB No.9 Special Purpose Acquisition Company	Interest income	36	—
	Interest expense	21	—
	Fee and commission income	473	—
	Losses on financial assets/liabilities at fair value through profit or loss	466	—
	Gains on financial assets/liabilities at fair value through profit or loss	1,647	—
	Reversal for credit loss	24	—
MJT&I Co., Ltd.	Interest income	2	—
Other
Retirement pension	Interest expense	476	469
	Fee and commission income	353	294

[1]	Excluded from the Group’s related party as of June 30, 2016.

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of receivables and payables, and related allowances for loans losses arising from the related party transactions as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		June 30, 2016		December 31, 2015
Associates
KB Insurance Co., Ltd.	Derivative financial assets	~~W~~	2,586	~~W~~	2,059
	Loans and receivables (Gross amount)		5,412		5,013
	Allowances for loan losses		42		31
	Other assets		34,251		12,672
	Derivative financial liabilities		8,095		219
	Deposits		24,695		8,415
	Debts		20,000		20,000
	Provisions		235		105
	Other liabilities		5,441		4,301
Hyundai Securities Co., Ltd.	Cash and due from financial institutions		4,491		—
	Loans and receivables (Gross amount)		2,217		—
	Allowances for loan losses		14		—
	Provisions		319		—
	Other assets		231		—
	Derivative financial assets		88,938		—
	Deposits		82,134		—
	Debentures		216,254
	Other liabilities		770		—
	Derivative financial liabilities		6,087		—
Balhae Infrastructure Fund	Other assets		2,206		2,039
Korea Credit Bureau Co., Ltd.	Loans and receivables (Gross amount)		18		19
	Deposits		7,371		19,435
	Provisions		1		—
	Other liabilities		601		368
UAMCO., Ltd. [1]	Loans and receivables (Gross amount)		—		5
	Deposits		—		815
JSC Bank CenterCredit	Cash and due from financial institutions		111		1,225
KoFC KBIC Frontier Champ 2010-5(PEF)	Other assets		133		137
KB GwS Private Securities Investment Trust	Other assets		212		641
Incheon Bridge Co., Ltd.	Loans and receivables (Gross amount)		214,882		231,674
	Allowances for loan losses		333		301
	Other assets		890		970
	Deposits		43,970		35,916
	Provisions		2		2
	Other liabilities		31		153
KoFC POSCO HANHWA KB Shared Growth Private Equity Fund	Other assets		254		346
Terra Co., Ltd.	Deposits		—		1
Dpaps Co., Ltd.	Deposits		—		3

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Jaeyang Industry Co., Ltd.	Loans and receivables (Gross amount)	1,511	—
	Allowances for loan losses	16	—
	Other assets	2	—
Ejade Co., Ltd.	Deposits	2	12
Jungdong Steel Co., Ltd.	Deposits	3	—
Doosung Metal Co., Ltd.	Deposits	—	1
HIMS Co., Ltd.	Loan and receivables (Gross amount)	3,283	—
	Allowances for loan losses	200	—
	Derivatives financial assets	1,009	—
KB Star Office Private Real Estate	Loans and receivables (Gross amount)	10,000	10,000
Investment Trust No.1	Other assets	137	137
	Deposits	8,192	7,446
	Other liabilities	50	56
NPS KBIC Private Equity Fund No. 1	Allowances for loan losses	133	133
	Other assets	142	142
KBIC Private Equity Fund No. 3	Other assets	63	76
	Deposits	700	850
	Other liabilities	1	9
Sawnics Co., Ltd. [1]	Deposits	—	319
SY Auto Capital Co., Ltd.	Loans and receivables (Gross amount)	30,036	34
	Allowances for loan losses	32	—
	Other assets	312	214
	Deposits	5,008	1,845
	Provisions	29	—
	Other liabilities	3	567
KB No.5 Special Purpose Acquisition	Derivative financial assets	2,378	2,024
Company	Loans and receivables (Gross amount)	1,919	1,869
	Deposits	2,300	2,323
	Other liabilities	12	39
KB No.6 Special Purpose Acquisition	Derivative financial assets	—	1,366
Company [1]	Loans and receivables (Gross amount)	—	1,492
	Deposits	—	4,195
	Other liabilities	—	68
KB No.7 Special Purpose Acquisition	Derivative financial assets	3,331	1,192
Company	Loans and receivables (Gross amount)	1,109	1,091
	Deposits	2,269	2,336
	Other liabilities	14	37
KB No.8 Special Purpose Acquisition	Derivative financial assets	2,440	2,334
Company	Loans and receivables (Gross amount)	2,183	2,147
	Allowances for loan losses	26	50
	Deposits	2,365	2,373
	Other liabilities	2	21

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

KB No.9 Special Purpose Acquisition Company	Derivative financial assets	2,496	384
	Loans and receivables (Gross amount)	2,243	2,207
	Allowances for loan losses	26	50
	Deposits	2,406	2,973
	Other liabilities	27	7
Key management	Loans and receivables (Gross amount)	2,451	2,305
	Allowances for loan losses	1	—
	Other assets	3	3
	Deposits	7,709	4,189
	Insurance contract liabilities	395	485
	Other liabilities	129	30
Other
Retirement pension	Other assets	274	264
	Deposits	43,634	51,920
	Other liabilities	377	37,969

[1]	Excluded from the Group’s related party as of June 30, 2016.

According to Korean IFRS 1024, the Group includes associates, key management (including family members), and post-employment benefit plans of the Group and its related party companies in the scope of related parties. Additionally, the Group discloses balances (receivables and payables) and other amounts arising from the related party transactions in the notes to the interim consolidated financial statements. Refer to Note 12 for details on investments in associates.

Key management includes the directors of the Parent Company, and the directors of Kookmin Bank and companies where the directors and/or their close family members have control or joint control.

Significant loan transactions with related parties for the six-month periods ended June 30, 2016 and 2015, are as follows:

(In millions of Korean won)	2016[1]
	Beginning		Loans		Repayments		Others		Ending
Associates
KB Insurance Co., Ltd.	~~W~~	5,013	~~W~~	399	~~W~~	—	~~W~~	—	~~W~~	5,412
Hyundai Securities Co., Ltd.		—		—		—		2,217		2,217
Korea Credit Bureau Co., Ltd.		19		—		(1)		—		18
UAMCO., Ltd. [2]		5		—		(5)		—		—
Incheon Bridge Co., Ltd.		231,674		4,006		(20,798)		—		214,882
Jaeyang Industry Co., Ltd.		—		—		—		1,511		1,511
HIMS Co., Ltd.		—		3,500		—		—		3,500
KB Star Office Private Real Estate Investment Trust No.1		10,000		—		—		—		10,000
SY Auto Capital Co., Ltd.		34		30,002		—		—		30,036
KB No.5 Special Purpose Acquisition Company		2,180		—		—		—		2,180
KB No.6 Special Purpose Acquisition Company[2]		1,710		—		—		(1,710)		—
KB No.7 Special Purpose Acquisition Company		1,250		—		—		—		1,250
KB No.8 Special Purpose Acquisition Company		2,490		—		—		—		2,490
KB No.9 Special Purpose Acquisition Company		2,584		—		—		—		2,584

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

(In millions of Korean won)	2015[1]
	Beginning		Loans		Repayments		Others		Ending
Associates
KB Insurance Co., Ltd.	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	435	~~W~~	435
Korea Credit Bureau Co., Ltd.		19		5		(5)		—		19
UAMCO., Ltd. [2]		2		2		(1)		—		3
Incheon Bridge Co., Ltd.		247,885		13		(19,011)		—		228,887
KB Star Office Private Real Estate Investment Trust No.1		10,000		—		—		—		10,000
E-clear International Co., Ltd. [2]		—		—		—		3,907		3,907
KB No.3 Special Purpose Acquisition Company[2]		1,465		—		—		45		1,510
KB No.4 Special Purpose Acquisition Company[2]		1,876		—		—		51		1,927
KB No.5 Special Purpose Acquisition Company		1,816		—		—		24		1,840
KB No.6 Special Purpose Acquisition Company[2]		1,438		—		—		26		1,464
KB No.7 Special Purpose Acquisition Company		—		1,250		—		(178)		1,072
KB No.8 Special Purpose Acquisition Company		—		2,490		—		(379)		2,111

[1]	Transactions and balances arising from operating activities between related parties; such as, payments, are excluded.
[2]	Excluded from the Group’s related party as of June 30, 2016.

The settlement transactions and deposits arising from operating activities with related parties are excluded and there are no other borrowing transactions.

Unused commitments to related parties as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		June 30, 2016		December 31, 2015
Associates
KB Insurance Co., Ltd.	Loan commitments in Korean won	~~W~~	—	~~W~~	20,000
	Unused commitments of credit card		54,188		21,601
Hyundai Securities Co., Ltd.	Loan commitments in Korean won		165,000		—
	Unused commitments of credit card		7,883		—
Balhae Infrastructure Fund	Purchase of security investment		15,451		18,098
Korea Credit Bureau Co., Ltd.	Unused commitments of credit card		2,112		51
UAMCO., Ltd. [1]	Purchase of security investment		—		89,950
	Unused commitments of credit card		—		15
JSC Bank CenterCredit	Loan commitments in foreign currencies		116,470		117,200
KoFC KBIC Frontier Champ 2010-5(PEF)	Purchase of security investment		2,150		2,150
United PF 1st Recovery Private Equity Fund [1]	Purchase of security investment		—		49,383
Incheon Bridge Co., Ltd.	Loan commitments in Korean won		50,000		38,963
	Unused commitments of credit card		73		79

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

KoFC POSCO HANHWA KB Shared Growth Private Equity Fund	Purchase of security investment	12,550	16,300
SY Auto Capital Co., Ltd.	Loan commitments in Korean won	10,000	—
	Unused commitments of credit card	114	116
KB No.5 Special Purpose Acquisition Company	Unused commitments of credit card	1	2
KB No.6 Special Purpose Acquisition Company [1]	Unused commitments of credit card	—	8
KB No.7 Special Purpose Acquisition Company	Unused commitments of credit card	—	5
KB No.8 Special Purpose Acquisition Company	Unused commitments of credit card	—	10
KB No.9 Special Purpose Acquisition Company	Unused commitments of credit card	1	1
Key management	Loan commitments in Korean won	454	223

[1]	Excluded from the Group’s related party as of June 30, 2016.

Compensation to key management for the six-month periods ended June 30, 2016 and 2015, consists of:

(In millions of Korean won)
	2016
	Short-term employee benefits		Post- employment benefits		Share-based payments		Total
Registered directors (executive)	~~W~~	420	~~W~~	31	~~W~~	(534)	~~W~~	(83)
Registered directors (non-executive)		407		—		—		407
Non-registered directors		3,070		104		2,393		5,567

	~~W~~	3,897	~~W~~	135	~~W~~	1,859	~~W~~	5,891

(In millions of Korean won)
	2015
	Short-term employee benefits		Post- employment benefits		Termination benefits		Share-based payments		Total
Registered directors (executive)	~~W~~	742	~~W~~	42	~~W~~	—	~~W~~	527	~~W~~	1,311
Registered directors (non-executive)		454		—		—		—		454
Non-registered directors		2,570		36		163		2,382		5,151

	~~W~~	3,766	~~W~~	78	~~W~~	163	~~W~~	2,909	~~W~~	6,916

KB Financial Group Inc. and Subsidiaries

Notes to the Interim Consolidated Financial Statements

June 30, 2016 and 2015 (Unaudited), and December 31, 2015

Details of assets pledged as collateral to a related party as of June 30, 2016 and December 31, 2015, are as follows:

(In millions of Korean won)		June 30, 2016				December 31, 2015
		Carrying amount		Collateralized amount		Carrying amount		Collateralized amount
Associate
KB Insurance Co., Ltd.	Land and buildings	~~W~~	216,571	~~W~~	26,000	~~W~~	216,284	~~W~~	26,000
	Investment securities		50,000		50,000		—		—

Collateral received from related parties as of June 30, 2016 and December 31, 2015, is as follows:

(In millions of Korean won)		June 30, 2016		December 31, 2015
Associates
KB Insurance Co., Ltd.	Investment securities	~~W~~	50,000	~~W~~	—
Hyundai Securities Co., Ltd.	Time deposits and certificates of beneficiary right		100,000		—
Incheon Bridge Co., Ltd.	Fund management account for standby loan commitment		65,000		65,000
KB Star Office Private Real Estate Investment Trust No.1	Buildings		13,000		13,000
Key management	Time deposits and others		219		249
	Real estate		2,773		2,662

As of June 30, 2016, Incheon Bridge Co., Ltd., a related party, provided fund management account, civil engineering completed risk insurance, shares and management rights as senior collateral amounting to ~~W~~816,400 million to a financial syndicate that consists of the Group and four other institutions, and as subordinated collateral amounting to ~~W~~201,100 million to subordinated debt holders that consist of the Group and two other institutions.

42. Event after the Reporting Period

Through the Board of Directors meeting on August 2, 2016, the Group declared a small-scale share exchange agreement to acquire 100% shares of Hyundai Securities Co., Ltd. The shares will be acquired through comprehensive exchanging total issued shares of Hyundai Securities Co., Ltd., excluding shares owned by KB Financial Group Inc., with newly issued shares of KB Financial Group Inc.